                             AMSOUTH MUTUAL FUNDS
                             ====================

                               [LOGO of AMSOUTH]
                                 AMSOUTH BANK
                              Investment Advisor


                                  A N N U A L
                                  R E P O R T
                                 JULY 31, 1997




                               [LOGO of AMSOUTH
                                 MUTUAL FUNDS]
                       BISYS Fund Services, Distributor


                               Not FDIC Insured

                               TABLE OF CONTENTS

                MESSAGE FROM THE CHAIRMAN AND INVESTMENT ADVISOR
                                     PAGE 1

                       REPORT OF INDEPENDENT ACCOUNTANTS
                                    PAGE 23

                      STATEMENTS OF ASSETS AND LIABILITIES
                                    PAGE 24

                            STATEMENTS OF OPERATIONS
                                    PAGE 27

                      STATEMENTS OF CHANGES IN NET ASSETS
                                    PAGE 30

                       SCHEDULES OF PORTFOLIO INVESTMENTS
                                    PAGE 34

                         NOTES TO FINANCIAL STATEMENTS
                                    PAGE 65

                              FINANCIAL HIGHLIGHTS
                                    PAGE 74

              THE AMSOUTH MUTUAL FUNDS, LIKE ALL MUTUAL FUNDS, ARE NOT FDIC INSURED OR INSURED BY ANY OTHER AGENCY AND
              ARE NOT OBLIGATIONS OR DEPOSITS OF, OR ENDORSED OR
                   GUARANTEED BY, AMSOUTH BANK OR ANY OF ITS
              AFFILIATES. INVESTMENT PRODUCTS INVOLVE INVESTMENT
                RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                                MESSAGE FROM THE CHAIRMAN AND INVESTMENT ADVISOR

Dear Shareholders:

We are pleased to send you this annual report for the AmSouth Mutual Funds. The 12-month period ended July 31, 1997, was a rewarding period for investors in both the equity and fixed-income markets. Stock investors who participated for the full year saw their holdings rise in value significantly; two performance benchmarks, the Dow Jones Industrial Average and the Standard & Poor's 500 Index, were up 48.72% and 52.12%, respectively. Bond investors also realized satisfactory gains, especially when one considers that "real returns" (returns minus the very modest rate of inflation) were high by historical standards.

A YEAR OF CHANGE
This last year also was a dynamic time for our family of funds. We would like to share with you a number of important milestones:

FEBRUARY: We completed a $9 million common trust fund conversion from the bank's equity portfolio to our Equity Fund.

MARCH: Our new Equity Income Fund was introduced, and AmSouth Bank immediately assumed responsibility as custodian. The fund, subadvised by Rockhaven Asset Management, is designed to take advantage of growth opportunities in the stock market, while resolutely managing risk. Rockhaven's president and chief investment officer, Christopher Wiles, has an excellent long-term track record.

APRIL: AmSouth assumed responsibility as custodian for the remaining funds.

MAY: Dorothy Thomas, who has managed major portfolios of tax-free bonds since 1983, took over the management of the AmSouth Florida Tax-Free Fund.

JUNE: We completed another, larger common trust fund conversion, converting $984 million from the bank's portfolios to three of our existing mutual funds:
Bond Fund, Limited Maturity Fund and Equity Fund. The conversion will help launch the retail share class of the Municipal Bond Fund and raise combined fund family assets to $3.2 billion. One benefit to you as shareholders is that a larger fund complex may provide economies of scale that can help reduce annual expenses--savings that could be reflected in nominally higher future returns. In a separate action, the bank shortened its name from AmSouth Bank of Alabama to simply "AmSouth Bank."

JULY: As a result of the June common trust fund conversion, Ms. Thomas added the AmSouth Municipal Bond Fund to her management portfolio.

AUGUST: We introduced a new fund, the AmSouth Capital Growth Fund. The Fund is subadvised by Peachtree Asset Management, a division of Smith Barney. Dennis Johnson, president and chief investment officer, is in charge of the Fund's day-to-day decision making and has a long record of managing growth portfolios.

SEPTEMBER: We will expand our share-class offerings to three separate classes:
Premier Shares (for trust accounts), Classic Shares (Retail Class A) and Class B Shares (Retail Class B). This move will give shareholders more flexibility when choosing the type of charge-and-expense arrangement most appropriate to their investment needs.

STOCKS AND BONDS: A POSITIVE LONG-TERM OUTLOOK
In the following pages, you will find the Schedules of Portfolio Investments for the AmSouth Mutual Funds, along with a report for each of the Funds for the 12 months ended July 31, 1997. This information will give you a complete perspective on how your fund (or funds) performed, along with our portfolio managers' outlook for the next six to 12 months.

Overall, we feel that the long-term outlook for both stocks and bonds remains positive. As we write this letter in the middle of August, the Federal Reserve has again decided to leave interest rates unchanged; the Producer Price Index/1/ has fallen for the seventh month in a row (a post-World War II record); and the economy continues to grow at a pace that, while quite respectable, does not give indications of imminent inflationary pressures. This environment is very hospitable to both equities and fixed-income investments.

At the same time, short-term volatility continues to make its presence felt. On August 6, 1997, for example, the Dow peaked at an all-time high of 8259. Over the following nine days, it plunged 564 points. Then it reversed course again and streaked higher. At the same time, the bond market was anything but tranquil, rising and falling nearly as dramatically over a three-week period in late July and early August.


/1/Producer Price Index measures changes in the average prices of goods received by producers of commodities and all stages of processing, in primary or wholesale markets. It measures the change in prices paid by businesses rather than by consumers.

The lesson to be learned from this somewhat frenzied activity, against the backdrop of the markets' strong, long-term performance is this: Investors who formulate prudent strategies and stick to their plans throughout the markets' ups-and-downs have the potential to realize the greatest possible gains from the opportunities stocks and bonds afford them.

And this is our mission: To help you manage your investments and achieve your goals as effectively as possible. We thank you for your continued trust.

Sincerely,


/s/ George Landreth


George Landreth                       AmSouth Bank
Chairman                              Investment Advisor
AmSouth Mutual Funds





For more complete information on any of the AmSouth Mutual Funds, including charges and expenses, call 1-800-451-8382 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services.

                                                THE AMSOUTH REGIONAL EQUITY FUND


                            Regional Equity Fund++

Value of a $10,000 Investment

                  AmSouth Regional                  Lipper Capital
                  Equity Fund*      S&P 500 Index   Appreciation Index
12/1/88               9,551             10,000            10,000
7/89                 11,250             12,920            12,919
7/90                 12,309             13,755            13,328
7/91                 13,850             15,512            14,988
7/92                 16,712             17,492            16,592
7/93                 19,307             19,009            19,096
7/94                 20,249             19,995            19,796
7/95                 23,306             25,205            25,244
7/96                 26,360             29,378            27,377
7/97                 36,646             44,689            36,419

Average Annual Total Return*

                                    Since
                                  Inception
              1 Year    5 Year    (12/1/88)
7/31/97       32.75%    15.93%    16.16%

The performance of the AmSouth Regional Equity Fund is measured against the S&P 500 Index and the Lipper Capital Appreciation Index. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Capital Appreciation Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less that the original cost.

* Reflects 4.50% sales charge.


The AmSouth Regional Equity Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 25 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

SOLID RETURNS, DESPITE LIMITING FACTORS
For the 12 months ended July 31, 1997, the AmSouth Regional Equity Fund produced a total return of 39.02% (without the sales charge).+ In comparison, the S&P 500 Index rose 52.12%, and the Lipper Capital Appreciation Index/1/ moved up 33.26%.

A number of factors restrained the Fund's total return, relative to the performance of the S&P 500. First, most of the sectors that led the stock market over the last 12 months--especially technology--are not widely available in the Southeast. Second, the broader market was led by larger capitalization stocks, which far outperformed medium- and small-cap equities. Our Fund, because it invests in companies that are regional--rather than national or international--in scope has a small- to medium-cap focus.

Nonetheless, while we trailed the S&P 500 somewhat, we were happy with our overall performance. Longer term, this has been the best-performing fund in our fund family.

HEALTH CARE AND FINANCIAL SERVICES WERE WINNING SECTORS
Our investments in the health-care and financial services sectors worked well for us. The four health-care stocks we have--Healthsouth Corp. (7.1% of net assets),* Health Management Associates (3.2%), Coventry Corp. (2.8%) and Medpartners/Mullikin, Inc. (2.4%)--all helped our performance. In financial services, NationsBank (2.3%) did very well, as did First Union (2.4%). While both banks are dominant players in the Southeast, they've also made smart acquisitions outside the region. The two companies also are in the process of diversifying out of traditional banking lines--buying interests in areas such as brokerage and mutual fund management.

Another interesting holding of ours is Scientific Atlanta (2.5%), which makes various types of communication hardware, mostly for the cable and wireless industries. We're very positive on the company, and it's one of the few equities in the Southeast you can actually call a technology stock.

As of July 31, 1997, the Fund's top five holdings were Healthsouth Corp. (7.1% of net assets), Health Management Associates (3.2%), Stein Mart, Inc. (2.9%), Coventry Corp. (2.8%) and Federal Express Corp. (2.6%).*

REGIONAL GROWTH: FAST AND FASTER
We believe that during the next six months, the Southeast economy will grow roughly one percent faster than the national economy as a whole. Beyond that, we see the region's economy picking up even more steam, growing at a rate perhaps one-and-a-half percent faster than the U.S. economy. The only cloud on the horizon could be that the regional labor market is pretty tight; there isn't a large labor pool from which to draw. However, the South still is seeing good migration from other parts of the country, and this should help mitigate any potential problems.


 + The Fund's total return with a maximum 4.50% sales charge was 32.75% for the period.
++ Regional Funds may be subject to additional risk, since the companies are located in one geographical location.
 * The composition of the Fund's holdings is subject to change.
/1/The Lipper Capital Appreciation Index is comprised of managed funds that aim at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The index may reflect large cash positions.

                                                         THE AMSOUTH EQUITY FUND

                                  Equity Fund

Value of a $10,000 Investment

                  AmSouth                           Lipper Capital
                  Equity Fund*      S&P 500 Index   Appreciation Index
12/1/88               9,551             10,000            10,000
7/89                 11,849             12,980            12,919
7/90                 12,046             13,822            13,328
7/91                 13,065             15,577            14,988
7/92                 14,757             17,555            16,592
7/93                 16,794             19,084            19,096
7/94                 18,121             20,069            19,796
7/95                 21,613             25,307            25,244
7/96                 24,010             29,378            27,377
7/97                 34,178             44,689            36,419

Average Annual Total Return*

                                    Since
                                  Inception
              1 Year    5 Year    (12/1/88)
7/31/97       35.95%    17.21%    15.23%

The performance of the AmSouth Equity Fund is measured against the S&P
500 Index and the Lipper Capital Appreciation Index. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Capital Appreciation Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less that the original cost.

* Reflects 4.50% sales charge.

The AmSouth Equity Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 25 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

BIG RETURNS, LOTS OF VOLATILITY
For the 12 months ended July 31, 1997, the AmSouth Equity Fund produced a total return of 42.35% (without the sales charge).+ In comparison, the S&P 500 Index rose 52.12%, and the Lipper Capital Appreciation Index/1/ moved up 33.26%. While remarkable for its continued upward surge, the market experienced striking volatility--most notably a nearly 10% decline in March and April, and a subsequent, explosive recovery.

FINANCIAL SERVICES AND RETAIL STOCKS PROPELLED THE FUND
The financial services sector performed very well and continues to do so. We had an above-market weighting in that sector for much of the year and that helped our performance quite a bit. Among financial stocks that did well for us was Great Western (3.3% of net assets as of June 30, 1997),* which we owned when it became part of a takeover battle between Washington Mutual and Ahmanson.

The retail sector also ran ahead of the market and helped the Fund. We had a weighting in that sector that was two to two-and-a-half times the market's retail weighting. This represented a significant overweighting we made on retail equities, starting in the second quarter of 1996. One stock that did well for us was Wal-Mart (3.0%). We thought it was significantly undervalued when the price was in the low 20s, so we bought it, and the stock is now selling in the high 30s. We also made some very good money with CVS (2.5%), the drugstore chain, which is leading a consolidation in the drugstore industry.

As of July 31, 1997, the Fund's top five holdings were Wal-Mart Stores Inc. (3.0% of net assets), Weyerhauser Co. (2.9%), AMP (2.8%), Sun Company, Inc. (2.8%) and St. Paul Companies, Inc. (2.6%).*

TAKING PROFITS AND REINVESTING THEM
Recently, we've started to take some profits in the financial services area and to move some of the money toward selected stocks in the consumer non-durables area. For instance, we recently added a position in Rubbermaid (1.8%). Over and above liking the stock's valuation characteristics, what we found is a company that has a recognizable and valuable consumer franchise--a good brand name and goodwill among its customers. On a short-term basis, Rubbermaid suffered from skyrocketing costs for its single largest raw material, plastic resins. Also, after many successful years, the company had lacked strong management initiative. We think both problems are coming to an end and that the stock has good upside potential.

OUR OUTLOOK IS FAIRLY CONSTRAINED
Over the last year and a half, we've had the greatest 18-month return ever for the S&P 500 and its predecessor index, going back to 1927. Calculating price-to-book, price-to-earnings, yield and other traditional valuation measures, we come up with a market that certainly is fully valued at this time. Historically, investors tend to talk about a "margin of safety" that can provide some measure of protection against disappointments. We think that the margin is very thin right now. That doesn't mean stocks can't go higher, but we think there is very little room for error at this point.

  + The Fund's total return with a maximum 4.50% sales charge was 35.95% for the period.
  * The composition of the Fund's holdings is subject to change.
/1/ The Lipper Capital Appreciation Index is comprised of managed funds that aim at maximum capital appreciation, frequently by means of 100% or more portfolio turnover, leveraging, purchasing unregistered securities, purchasing options, etc. The index may reflect large cash positions.

                                                  THE AMSOUTH EQUITY INCOME FUND

                              Equity Income Fund

Value of a $10,000 Investment

                  AmSouth Equity                    Lipper Equity
                  Income Fund*      S&P 500 Index   Income Fund Index
3/20/97               9,551             10,000            10,000
3/97                  9,390              9,574             9,676
4/97                  9,719             10,133             9,964
5/97                 10,275             10,730            10,538
6/97                 10,592             11,192            10,935
7/97                 11,252             12,067            11,594

Average Annual Total Return*

                          Since
                        Inception
                YTD     (3/20/97)
7/31/97       12.52%    12.52%

The performance of the AmSouth Equity Income Fund is measured against the S&P 500 Index and the Lipper Equity Income Fund Index. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Equity Income Fund Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less that the original cost.

* Reflects 4.50% sales charge.

The AmSouth Equity Income Fund is managed by Christopher Wiles, CFA. Mr. Wiles has more than 13 years of investment management experience. He holds an MBA and a bachelor's degree in finance.

A VERY GOOD START
The AmSouth Equity Income Fund was opened to investors on March 20, 1997. For the period ended July 31, 1997, which represented just over four months of performance, the Fund produced a total return of 17.81% (without the sales charge).+ In comparison, the S&P 500 Index rose 22.72%, and the Lipper Equity Income Fund Index/1/ moved up 17.07%. The Fund was ahead of many of its peers in the Lipper Equity Income Fund group. Although the Fund's performance trailed the S&P 500 slightly--we are still pleased with its overall performance--our equity income management style has done very well in this market.

ATTRACTIVE STOCKS CAN BE FOUND IN MANY SECTORS
One stock we especially like is Allegheny Teledyne (1.6% of net assets).* The company produces specialty steels--high-end alloys, stainless steel, titanium-- that are used in the aerospace and defense industries. They have a strong niche in their industry. Management has a great record of allocating capital and being very shareholder-oriented and also owns more than 30% of the company's stock.

Another favorite investment is a convertible bond, issued by Diamond Offshore (1.6%), which provides equipment such as semi-submersible rigs to offshore drilling and exploration companies. The day rates for such equipment have risen sharply, as the drilling industry has been emerging from a true depression. Also, a stock we like in the technology sector is Pitney Bowes (2.7%). While not always thought of as a mainstream technology company, Pitney Bowes dominates the market in postage meters and postage systems; they have 90% of the market share in their industry. They also have a history of solid earnings and dividend growth.

As of July 31, 1997, the Fund's top five holdings were Banc One (3.3% of net assets), National Australian Bank (3.2%), American Home Products (2.9%), Sprint Corp. (2.8%) and Pitney Bowes, Inc. (2.7%).*

FORECAST: POTENTIAL FAVORABLE CONDITIONS
In the stock market, it's impossible to forecast the future; that's like forecasting the weather. Since we are seven years into a bull market--by all historical valuation measures, a market downturn is a distinct possibility. While past performance cannot predict future results, equity income funds have in the past fared better than more aggressive equity funds and may prove an important investment tool in today's difficult and uncertain market conditions.



  + The Fund's total return with a maximum 4.50% sales charge was 12.52% since inception.
  * The composition of the Fund's holdings is subject to change.
/1/ The Lipper Equity Income Fund Index is comprised of managed funds that seek relatively high current income and growth of income through investing 60% or more of the portfolio in equities.

                                                       THE AMSOUTH BALANCED FUND

                                 Balanced Fund

Value of a $10,000 Investment

                                                    Lehman Brothers
                  AmSouth                           Government/Corporate  Lipper Balanced
                  Balanced Fund*    S&P 500 Index   Bond Index            Fund Index
12/19/91              9,551             10,000            10,000                10,000
7/92                 10,861             10,337            10,866                11,117
7/93                 12,106             11,233            12,065                12,400
7/94                 12,727             11,816            12,050                12,731
7/95                 14,670             14,895            13,269                14,685
7/96                 15,897             17,361            13,974                16,087
7/97                 20,097             26,409            15,482                21,023

Average Annual Total Return*

                                    Since
                                  Inception
              1 Year    5 Year    (12/19/91)
7/31/97       20.77%    12.07%    13.22%

The performance of the AmSouth Balanced Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the U.S. stock market, the Lehman Brothers Government/Corporate Bond Index, an unmanaged broad-based index representative of the total return of long-term government and corporate bonds, and the Lipper Balanced Fund Index. The S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Balanced Fund Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Reflects 4.50% sales charge.

The AmSouth Balanced Fund is managed by Pedro Verdu, CFA. Mr. Verdu has more than 25 years of investment experience as an analyst and portfolio manager. He holds an MBA in finance and a bachelor's degree in economics.

EQUITY PERFORMANCE FUELS SOLID RETURN
For the 12 months ended July 31, 1997, the AmSouth Balanced Fund produced a total return of 26.42% (without the sales charge).+ In comparison, the S&P 500 Index rose 52.12%, while the Lehman Brothers Government/Corporate Bond Index rose 10.79%. For the same period, the Lipper Balanced Fund Index/1/ gained 29.47%. To no one's surprise, most of the Fund's gain came from its equity holdings. Any time the stock market's return approaches 20% for a year, it's extremely unlikely that bonds will be able to keep up. Still, bonds did perform modestly well, and they provided a certain stability that we think, looking forward, could be important for shareholders.

50/50 ASSET ALLOCATION
We regularly change the allocation between our equity and fixed-income holdings to reflect what we think is the best risk/reward relationship between the stock and bond markets. As of July 31, we had roughly a 50/50 mixture of stocks and bonds, which was our allocation for most of the prior 12 months. Overall, this ratio served the Fund well. The equity portion continued to perform well, mirroring the overall stock market's sustained rise. And with a longer-than-average maturity in our bond portfolio, we benefited from a significant decline in interest rates this spring.

STOCKS: HIGHER AND HIGHER
The stock market turned in another strong 12-month performance, and the equity portion of our Fund participated in the advance. The financial services sector, in particular, contributed to the Fund's equity gains. As of July 31, 1997, the Fund's top five equity holdings were AMP, Inc. (2.0% of net assets), Sun Company, Inc. (1.7%), Baxter International, Inc. (1.6%), CVS Corp. (1.5%) and Aetna Services, Inc. (1.5%).*

BONDS: WHEN RATES FELL, WE SOLD SOME LONG ISSUES
At the beginning of 1997, we thought interest rates were going to come down, and they did fall sharply in the spring and early summer. In keeping with our fixed-income strategy, we responded by reducing the portfolio's average maturity. With our strong emphasis on quality, we hold more U.S. Treasury and U.S. Government agency issues than corporate bonds. To mitigate concerns about credit problems, we also make sure that our long-term bonds are Treasuries, while our corporates have short- to intermediate-term maturities.

As of July 31, 1997, the fixed-income securities within the Fund maintained an average credit quality of AAA, with an average maturity of 9.4 years.

CONTINUED GOOD FEELINGS ABOUT INTEREST RATES
As we've seen in recent months, interest rate moves can have a potent impact on both stocks and bonds. Going forward, we think the path of least resistance is for interest rates to go a little bit lower, though probably not a lot lower. We don't think the Federal Reserve is going to raise interest rates in the immediate future, for two reasons: First, we don't see any significant pockets of inflation developing within the national economy. And second, we're seeing from Congress and the President what is at least a credible attempt to get the nation's fiscal house in order.

Do we feel more positive about stocks or about bonds? Since our portfolio is split 50-50 between stocks and bonds, we're essentially neutral--although, on a risk-adjusted basis, we favor bonds slightly.

  + The Fund's total return with a maximum 4.50% sales charge was 20.77% for the period.
  * The composition of the Fund's holdings is subject to change.
/1/ The Lipper Balanced Fund Index is comprised of managed funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

                                                           THE AMSOUTH BOND FUND

                                   Bond Fund

Value of a $10,000 Investment

                                    Lehman Brothers          Lipper Corporate
                  AmSouth           Government/Corporate     A-Rated Debt
                  Bond Fund*        Bond Index               Funds Index
12/1/88               9,597               10,000                   10,000
7/89                 10,664               11,189                   11,079
7/90                 11,233               11,886                   11,650
7/91                 12,131               13,104                   12,803
7/92                 14,122               15,153                   14,920
7/93                 15,551               16,825                   16,622
7/94                 15,542               16,804                   16,413
7/95                 17,050               18,504                   18,060
7/96                 17,799               19,487                   18,983
7/97                 19,663               21,590                   21,103

Average Annual Total Return*

                                    Since
                                  Inception
              1 Year    5 Year    (12/1/88)
7/31/97       6.05%     5.98%     8.11%

The performance of the AmSouth Bond Fund is measured against the Lehman Brothers Government/Corporate Bond Index and the Lipper Corporate A-Rated Debt Funds Index. The Lehman Brothers Government/Corporate Bond Index in an unmanaged index generally representative of the total return of long-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Corporate A-Rated Debt Funds Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Reflects 4.00% sales charge.

The AmSouth Bond Fund is managed by Brian Sullivan, CFA. Mr. Sullivan is in charge of fixed-income investments at AmSouth Bank and for the AmSouth Mutual Funds. He has 13 years of fixed income investment management experience and holds an MBA in finance and a bachelor's degree in economics.

MOST OF THE MONEY WAS MADE ON THE INCOME SIDE
For the 12 months ended July 31, 1997, the AmSouth Bond Fund produced a total return of 10.48% (without the sales charge).+ In comparison, the Lehman Brothers Government/Corporate Bond Index rose 10.79%, and the Lipper Corporate A-Rated Debt Fund Index/1/ gained 11.17%. During the last year, the average principal (capital gains) return provided by the bond market was rather small; the bulk of the return was income or interest. Having a slightly longer-than-average maturity portfolio enabled us to realize a little more principal return.

ACTIVE MANAGEMENT PAID OFF
We followed our long-term strategy of buying longer bonds when interest rates were high and shorter bonds when rates were low. We continued to lengthen the portfolio's maturity through April, until interest rates started to go down. Then we slowly shortened the maturity. In the three months from April to July, long-term interest rates fell about 70 basis points (seven tenths of one percent), a fairly sharp drop for such a short time frame.

We are active managers; we try to take advantage of increases and decreases in interest rates. This is important, because since World War II, the average annual principal return has been larger than the average annual income (yield) return. We try to gain some extra return for our investors by taking advantage of fluctuations in principal return. We do that by lengthening and shortening the Fund's average maturity.

A GREATER-THAN-AVERAGE WEIGHTING IN CORPORATES
As of July 31, we had about 60% of the portfolio invested in notes issued by the U.S. Treasury and U.S. Government agencies, with the remaining 40% in corporate issues.* Historically, that's more than we normally have in corporates. As investors' money flowed into the Fund, we bought relatively short corporate issues instead of increasing our maturity by buying longer instruments. We felt that buying shorter term, high-quality corporates would provide a little more return, without increasing the interest rate risk of holding longer term bonds.

We don't feel our corporate holdings are unduly at risk in the event of a recession. Our corporate portfolio is of very high quality--we generally buy instruments that are A-rated or better and that have a relatively short average maturity. That helps reduce risk in two ways: One, from the credit standpoint, and two, from a scenario of rising interest rates.

As of July 31, 1997, the securities within the Fund maintained an average credit quality of AAA, with an average maturity of 9.1 years.

A HOSPITABLE INTEREST-RATE ENVIRONMENT
We think the bond market offers attractive investment opportunities at this time. We believe rates are likely to fall from here. Our outlook is that rates will be flat to lower over the next six months--with a heavy emphasis on lower. Our portfolio is still long, especially compared to the average maturity of the Lehman Brothers Government/Corporate Bond Index. This will be an advantage should interest rates in fact decline.

  + The Fund's total return with a maximum 4.00% sales charge was 6.05% for the period.
  * The composition of the Fund's holdings is subject to change.
/1/ The Lipper Corporate A-Rated Debt Fund Index is comprised of managed funds that primarily invest 65% of their assets in corporate debt issues rated "A" or better or government issues and reflects the deduction of fees for these value-added services.

                                              THE AMSOUTH GOVERNMENT INCOME FUND

                            Government Income Fund

Value of a $10,000 Investment

                                                                 Lipper U.S.
                  AmSouth Government    Lehman Brothers          Mortgage
                  Income Fund*          Mortgage Index           Funds Index
10/1/93               9,597                  10,000                   10,000
7/31/94               9,572                   9,966                    9,633
7/31/95              10,378                  11,011                   10,432
7/31/96              10,888                  11,680                   10,945
7/97                 12,000                  12,933                   12,057

Average Annual Total Return*

                          Since
                        Inception
              1 Year    (10/1/93)
7/31/97       5.82%     4.87%

The performance of the AmSouth Government Income Fund is measured against the Lehman Brothers Mortgage Index and the Lipper U.S. Mortgage Fund Index. The Lehman Brothers Mortgage Index is an unmanaged index generally representative of the mortgage bond market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper U.S. Mortgage Fund Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Reflects 4.00% sales charge.

The AmSouth Government Income Fund is managed by John Boston, CFA, Mr. Boston has 9 years of experience as a fixed-income manager. He holds a bachelor's degree in finance.

The AmSouth Government Income Fund is a mixture of mortgage-backed securities, principally Ginnie Maes (GNMAs), and intermediate- to long-term U.S. Treasury bonds. We favor GNMAs because they offer significantly higher yields than Treasuries and are the highest quality bonds among mortgage-backed securities, because they are the only type of mortgage security to be backed by the full faith and credit of the U.S. Government.

For the 12 months ended July 31, 1997, the AmSouth Government Income Fund produced a total return of 10.21% (without the sales charge).+ In comparison, the Lehman Brothers Mortgage Index rose 10.73%, while the Lipper U.S. Mortgage Fund Index/1/ gained 10.16%.

HOLDING GINNIE MAES WAS A WINNING HAND
Throughout the last year, we emphasized mortgage-backed securities. This strategy proved fruitful, as the mortgage sector was the best-performing sector of the bond market for the last six months. We were able to maintain a high level of income during a period of falling interest rates, and to add appreciation to the net asset value of the share price.

During the last 12 months, we increased the proportion of Ginnie Maes in our portfolio to 80% at the end of July--up from 74% in January and 68% last summer.* At the same time, we shortened the average maturity of the Fund to
8.6 years at the end of July--down from 9.2 years in January and 9.8 years last summer.

Prepayment risk is always a factor with mortgage securities; when interest rates fall, debtors like to pay off their mortgages and refinance at lower rates. Prepayment risk heightens in an environment of falling interest rates, such as the one we've seen the last few months. One of the techniques we may use to offset such risk is to buy noncallable U.S. Treasury securities, which can help enhance returns and hedge against the increased prepayments that come when interest rates decline.

BONDS SHOULD CONTINUE TO DO WELL
The economy grew erratically over the last year, which caused some uncertainty--along with volatile interest rates. This set of circumstances could continue for the foreseeable future. Nevertheless, we think we're in a good environment for bonds, an environment of moderate economic growth coupled with low inflation. Over the next year, this climate may well allow interest rates to trend lower, which could enhance our returns. We're also quite comfortable with the very high quality of our portfolio.


  + The Fund's total return with a maximum 4.00% sales charge was 5.82% for the period.
  * The composition of the Fund's holdings is subject to change.
/1/ The Lipper U.S. Mortgage Fund Index is comprised of managed funds that invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. Government and certain federal agencies.

                                               THE AMSOUTH LIMITED MATURITY FUND

                             Limited Maturity Fund

Value of a $10,000 Investment

                                    Merrill Lynch 1-5 Year   Lipper Short
                  AmSouth Limited   Government/Corporate     Investment Grade
                  Maturity Fund*    Bond Index               Debt Index
2/1/89                9,597               10,000                   10,000
7/89                 10,256               10,783                   10,640
7/90                 10,953               11,608                   11,443
7/91                 11,946               12,786                   12,455
7/92                 13,318               14,373                   13,829
7/93                 14,213               15,397                   14,765
7/94                 14,323               15,670                   15,082
7/95                 15,419               16,925                   16,093
7/96                 16,149               17,842                   16,976
7/97                 17,321               19,266                   18,190

Average Annual Total Return*

                                    Since
                                  Inception
              1 Year    5 Year    (2/1/89)
7/31/97       2.96%     4.54%     6.67%

The performance of the AmSouth Limited Maturity Fund is measured against the Merrill Lynch 1-5 Year Government/Corporate Bond Index and the Lipper Short Investment Grade Debt Index. The Merrill Lynch 1-5 Year Government/Corporate Bond Index is an unmanaged index generally representative of the total return of short-term government and corporate bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Short Investment Grade Debt Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Reflects 4.00% sales charge.

The AmSouth Limited Maturity Fund is managed by John Boston, CFA. Mr. Boston has 9 years of experience as a fixed-income portfolio manager. He holds a bachelor's degree in finance.

For the 12 months ended July 31, 1997, the AmSouth Limited Maturity Fund produced a total return of 7.25% (without the sales charge).+ In comparison, the Merrill Lynch 1-5-Year Government/Corporate Bond Index rose 8.00%, and the Lipper Short Investment Grade Debt Index/1/ gained 7.00%.

GOOD NEWS ON ALL FRONTS
Overall, the bond market turned in a good performance, and the Fund benefited from the broader market's strength. One particularly advantageous factor was our emphasis on one of the better-performing sectors of the bond market: corporate bonds. During the last six months, corporates outperformed government securities. That strategy paid off in helping to produce good returns.

We also lengthened the average maturity of the portfolio. At the end of July, it was 3.3 years, up from 2.8 years in January and 2.0 years last summer, and the average credit quality was AAA. We probably were a little early in lengthening maturities. No one has perfect foresight in predicting interest-rate moves, and as interest rates were rising, the longer structure didn't help us much. But our extended maturities paid off handsomely when interest rates dropped sharply this spring.

One result was that the Fund's net asset value (NAV) rose from $10.32 to $10.42 a share during the six months ended July 31. Not only did we maintain a good income stream, but our shareholders also benefited from the rising share price.

PARING BACK ON CORPORATE BONDS
Having highlighted the contributions made by the corporate portion of our portfolio, we should note that we've been getting progressively more selective about the corporate bonds we add to our portfolio. We're in the sixth year of an economic expansion, which is getting a little old at this point. Although we're not forecasting a recession, we think this is a good time to be more careful with corporate bonds; corporates carry some degree of credit risk, especially during leaner economic times. Also the spread (the premium in yield paid for corporate bonds over Treasury issues) is not what it was two or three years ago. As of July 31, 1997, the proportion of corporate bonds in our portfolio was 55%, down from 61% on January 31, 1997, and 84% last summer.*

A FAVORABLE CLIMATE FOR INTEREST RATES
We think there's room for interest rates to come down further. Inflation has trended lower in recent months, to where the Consumer Price Index currently (in mid-August) is rising at a tame 2.3% annual rate. And with long-term bonds yielding about 6.5%, you have more than a 4% "real rate" spread over the inflation rate; this is high by historical standards. If you believe that inflation is going to remain near its current level, there is room for interest rates to come down and close that gap, and to take real rates lower.


  + The Fund's total return with a maximum 4.00% sales charge was 2.96% for the period.
  * The composition of the Fund's holdings is subject to change.
/1/ The Lipper Short Investment Grade Debt Index is comprised of managed funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

                                            THE AMSOUTH FLORIDA TAX-FREE FUND/1/

                           Florida Tax-Free Fund/1/

Value of a $10,000 Investment


                  AmSouth Florida   Merrill Lynch 3-7 Year
                  Tax-Free Fund*    Municipal Bond Index
9/30/94               9,597               10,000
7/31/95              10,224               10,670
7/31/96              10,658               11,147
7/31/97              11,392               11,943

Average Annual Total Return*

                          Since
                        Inception
              1 Year    (9/30/94)
7/31/97       2.61%     4.70%

The performance of the AmSouth Florida Tax-Free Fund is measured against the Merrill Lynch 3-7 Year Municipal Bond Index, an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of fees for these value-added services. During the period shown, the Fund waived fees for various expenses. Had these waivers not been in place, performance quoted would have been lower. Past performance is not predictive of future results. This investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* Reflects 4.00% sales charge.

The AmSouth Florida Tax-Free Fund is managed by Dorothy Thomas, who has 14 years of experience as an investment portfolio manager for municipal bond accounts, personal trusts and endowments. Ms. Thomas holds an MBA and a bachelor's degree in economics.

RETURNS THAT WERE CONSISTENT WITH HISTORICAL PERFORMANCE
For the 12 months ended July 31, 1997, the AmSouth Florida Tax-Free Fund produced a total return of 6.89% (without the sales charge).+ In comparison, the Merrill Lynch 3-7-Year Municipal Bond Index rose 7.14%. In addition to providing investors with current income exempt from federal income tax and Florida intangibles taxes, the Fund produced a one-year return that was in line with its historical return of 6.23% (without the sales charge).++

A CONTINUING EMPHASIS ON QUALITY
We continued to upgrade the quality of the bonds in our portfolio during the last 12 months. We did this mainly because in the municipal bond market, the so-called "quality spreads" (the extra yields that generally are available on lower quality issues) have been narrowing; they are about as narrow as we've seen for many years. When spreads are this modest, you're being paid very little additional yield for taking on the risks of lower credit quality. In this environment, we feel we're better off holding higher quality bonds.

A lot of the bonds in the portfolio also are insured. (Most of the time, municipal bonds are insured when they are issued; the insurance is arranged by the underwriter of the bond and its issuer.) Nevertheless, we always look at the underlying credit of every issue we buy. That's another important aspect of our emphasis on quality.

As of July 31, 1997, the securities within the Fund maintained an average credit quality of AA, with an average maturity of 6.2 years.

NO BIG BETS ON INTEREST RATES
Over the last few months of the fiscal year, we extended our average maturity to take advantage of the last quarter's sizable decline in interest rates. However, at the end of July, we were not positioned for a further significant decline in interest rates. We would benefit somewhat from a further decline, but we haven't been extending our average maturity any further.

It is part of our overall strategy to make prudent changes to our portfolio structure when we anticipate broad changes in market conditions. For example, if we anticipated that the Federal Reserve were going to move interest rates significantly in one direction or another over the next year or so, we would try to position ourselves to benefit from that action. But we do not do that on a short-term basis; we don't try to anticipate what the next month will bring. For that reason, we will focus on maintaining a high-quality, diversified portfolio that meets our investment criteria.


  + The Fund's total return with a maximum 4.00% sales charge was 2.61% for the period.
 ++ The Fund's total return with a maximum 4.00% sales charge was 4.70% since inception.
/1/ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

                                                 THE AMSOUTH MUNICIPAL BOND FUND

                            Municipal Bond Fund/1/

Value of a $10,000 Investment


                                                                Lehman Brothers Municipal
                  AmSouth Municipal    Lipper Intermediate      Bond Index/Merrill Lynch
                  Bond Fund*           Municipal Debt Index     3-7 Year Municipal Bond Index
8/1/87                9,600                  10,000                   10,000
7/88                 10,160                  10,536                   10,703
7/89                 11,008                  11,472                   10,000
7/90                 11,611                  12,194                   10,544
7/91                 12,476                  13,171                   11,561
7/92                 13,811                  14,777                   12,825
7/93                 14,561                  15,789                   13,736
7/94                 14,811                  16,151                   14,125
7/95                 15,702                  17,185                   14,962
7/96                 16,263                  18,035                   15,631
7/97                 17,346                  19,439                   16,748

Average Annual Total Return*

              1 Year    5 Year    10 Years
7/31/97       2.39%     3.81%     5.66%

The AmSouth Municipal Bond Fund's performance is measured against the Lehman Brothers Municipal Bond Index from 7/31/87 to 7/31/89, prior to the creation of the Merrill Lynch 3-7 Year Municipal Bond Index against which the performance is measured. Both the Lehman Brothers and the Merrill Lynch 3-7 Year Municipal indices are unmanaged indices that are generally representative of municipal bonds with intermediate maturities. The Fund's performance is also measured against the Lipper Intermediate Municipal Debt Funds Index. The Lehman Brothers Municipal Bond Index and the Merrill Lynch 3-7 Year Municipal Index do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Intermediate Municipal Debt Funds Index, a managed index, and the Fund's performance do reflect the deduction of fees for these value-added services. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ The quoted performance for the Municipal Bond Fund includes performance of certain collective trust fund ("Commingled") accounts advised by AmSouth Bank, for periods dating back to 8/1/75 and prior to the Municipal Bond Fund's commencement of operations on 7/1/97, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

* Reflects 4.00% sales charge.

The AmSouth Municipal Bond Fund is managed by Dorothy Thomas, who has 14 years of experience as an investment portfolio manager for municipal bond accounts, personal trusts and endowments. Ms. Thomas holds an MBA and a bachelor's degree in economics.

The AmSouth Municipal Bond Fund was opened to investors on July 1, 1997. Performance of the Fund includes certain collective trust fund ("Commingled") accounts advised by AmSouth Bank, for periods dating back to August 1, 1975. The Fund produced a total return of 6.66% (without the sales charge)+ for the one-year period and in comparison, the Merrill Lynch 3-7-Year Municipal Bond Index rose 7.14%, while the Lipper Intermediate Municipal Debt Index/2/ gained 7.78% for the period.

SEEKING A DIVERSIFIED PORTFOLIO
About 60% of the Fund is invested in municipal bonds issued within the state of Alabama. The other 40% of the Fund is invested in a diversified portfolio of bonds from other states; the portfolio is concentrated somewhat in the Southeast but also includes selected bonds from nearly every region of the country.* That makeup changes from time to time as we find opportunities to buy bonds in states or regions that may represent a little more value.

We've emphasized Alabama bonds for the in-state tax advantage--many of our shareholders are Alabama residents--but we also believe it's important to have geographic and credit diversification by adding bonds from other states.

As of July 31, 1997, the securities within the Fund maintained an average credit quality of AA, with an average maturity of 6.3 years.

BALANCING YIELD AND QUALITY
We can choose from a wide variety of municipal bond issues, and we continually stress quality. In today's bond market, you don't get "paid" an excess premium, or yield, for taking on extra credit risk, so we've been buying strictly high-grade issues. We look at all types of general obligation and revenue bonds--such as those issued by water systems, electric power authorities, boards of education and state universities--and we want to be comfortable with the sources of revenue that are pledged to service each issuer's debt. Every instrument we consider is measured on its own terms and credit quality. We also rely on reports from rating agencies.

Two factors, in particular, affect fund performance: interest rates and credit quality.

Interest-rate movements have a larger effect on the value of the portfolio than any other factor. Consequently, we are always reviewing the interest-rate environment and considering whether we need to reposition our portfolio, based on our interest-rate expectations. The next-most-important factor is a change in a particular bond's credit quality. Presently, we are in a credit position that is relatively low risk.

AN UNDER-UTILIZED OPPORTUNITY FOR LONG-TERM INVESTORS
The majority of our shareholders are most concerned with seeking current income that is free from federal income taxes and often, to some extent, state taxes. However, people investing for retirement also can find value in owning shares of our Fund. Many of these investors are inclined to take advantage of opportunities to earn returns that will grow tax-free, such as Individual Retirement Accounts and 401(k) plans. For those investors who already have contributed the maximum amount to their tax-advantaged plans, a municipal bond fund such as ours, which invests in tax-exempt bonds, may represent one of the few tax-sheltered vehicles still remaining.

  * The composition of the Fund's holdings is subject to change.
  + The Fund's total return with a maximum 4.00% sales charge was 2.39% for the period.
/1/ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
/2/ The Lipper Intermediate Municipal Debt Index is comprised of managed funds that invest in municipal debt issues with dollar-weighted average maturities.

                                                 THE AMSOUTH MONEY MARKET FUNDS

The AmSouth Money Market Funds are managed by John Boston, CFA, a vice-president and trust investment officer with AmSouth Bank. In addition to serving as a portfolio manager for the AmSouth Mutual Funds, Mr. Boston also manages several large institutional portfolios within the AmSouth Trust Department.

THE SOUND OF ONE SHOE FALLING
After much anxiety and speculation in the financial community, the Federal Reserve finally raised short-term interest rates by 25 basis points (one-quarter of one percent) in late March. Rates spiked up briefly--while the bond and stock markets fell precipitously--but the reaction was short-lived, and within a month, the markets had regained their equilibrium.

Since March, the Fed has declined to raise interest rates further, and we don't believe any dramatic announcements are imminent. Inflation remains under control, and most indicators point to an economy that continues to expand at a modest, sustainable pace.

From a historical perspective, current short-term interest rates are relatively high compared to the rate of inflation, meaning that "real" (inflation-adjusted) money-market returns are considerable.

 . As of July 31, 1997, the Prime Obligations Fund's average maturity was 48 days, compared to 74 days on January 31, 1997, and 60 days on July 31, 1996.

 . As of July 31, 1997, the U.S. Treasury Fund's average maturity was 45 days, compared to about 60 days on January 31, 1997, and 64 days on July 31, 1996.

 . As of July 31, 1997, the Tax-Exempt Fund's average maturity was 63 days, compared to about 69 days on January 31, 1997, and 67 days on July 31, 1996.

Investments in the Prime Obligations, the U.S. Treasury and the Tax-Exempt Money Market Funds are neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there is no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

                                              REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of AmSouth Mutual Funds

We have audited the accompanying statements of assets and liabilities of AmSouth Mutual Funds (comprising, respectively, Prime Obligations Fund, U.S. Treasury Fund, Tax-Exempt Fund, Bond Fund, Limited Maturity Fund, Government Income Fund, Florida Tax-Free Fund, Municipal Bond Fund, Equity Fund, Regional Equity Fund, Equity Income Fund, and Balanced Fund), including the schedules of portfolio investments, as of July 31, 1997, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of AmSouth Mutual Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising AmSouth Mutual Funds as of July 31, 1997, and the results of their operations and the changes in their net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                 COOPERS & LYBRAND L.L.P.

Columbus, Ohio
September 25, 1997

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 July 31, 1997
                (Amounts in Thousands, except Per Share Amounts)

                                          REGIONAL            EQUITY
                                           EQUITY    EQUITY   INCOME   BALANCED
                                            FUND      FUND     FUND      FUND
                                          --------  --------  -------  --------
ASSSETS:
Investments, at value (Cost $97,543;
 $623,225; $20,222; and $282,535,
 respectively)..........................  $149,800  $975,756  $22,364  $370,529
Cash....................................        --         1       --         1
Interest and dividends receivable.......       214     2,173       76     3,449
Receivable for capital shares issued....        70       233       92        49
Unamortized organizational costs........        --        --       12        --
Prepaid expenses and other assets.......         1         1        8         3
                                          --------  --------  -------  --------
    Total Assets........................   150,085   978,164   22,552   374,031
                                          --------  --------  -------  --------
LIABILITIES:
Payable for capital shares redeemed.....        47       197       --        67
Dividends payable.......................        71       768       36       885
Payable to brokers for investments
 purchased..............................        --     1,418      223        --
Accrued expenses and other payables:
  Investment advisory fees..............       103       642       14       256
  Administration fees...................         5        32        1        12
  Accounting fees.......................         1         5       --         2
  Transfer agent fees...................        11        23       --        19
  Custodian fees........................        --         7        2        --
  Printing fees.........................         2        27       --         8
  Other.................................         7        60        3        13
                                          --------  --------  -------  --------
    Total Liabilities...................       247     3,179      279     1,262
                                          --------  --------  -------  --------
NET ASSETS:
Capital.................................    94,237   595,954   19,868   271,394
Undistributed (distributions in excess
 of) net investment income..............         4       308       15      (102)
Net unrealized appreciation
 (depreciation) from investments........    52,257   352,531    2,142    87,994
Accumulated undistributed net realized
 gains from investment transactions.....     3,340    26,192      248    13,483
                                          --------  --------  -------  --------
    Net Assets..........................  $149,838  $974,985  $22,273  $372,769
                                          ========  ========  =======  ========
Outstanding units of beneficial interest
 (shares)...............................     5,307    41,750    1,900    24,504
                                          ========  ========  =======  ========
Net asset value--redemption price per
 share..................................  $  28.23  $  23.35  $ 11.72  $  15.21
                                          ========  ========  =======  ========
Maximum sales charge....................      4.50%     4.50%    4.50%     4.50%
                                          --------  --------  -------  --------
Maximum offering price (100%/(100%--
 maximum sales charge) of net asset
 value rounded to the nearest cent) per
 share..................................  $  29.56  $  24.45  $ 12.27  $  15.93
                                          ========  ========  =======  ========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 July 31, 1997
                (Amounts in Thousands, except Per Share Amounts)

                                                              FLORIDA
                                         GOVERNMENT LIMITED    TAX-    MUNICIPAL
                                 BOND      INCOME   MATURITY   FREE      BOND
                                 FUND       FUND      FUND     FUND      FUND
                               --------  ---------- --------  -------  ---------
ASSETS:
Investments, at value (Cost
 $298,739; $11,386; $134,236;
 $50,949; and $320,443,
 respectively)...............  $310,506   $11,622   $136,699  $53,231  $333,904
Interest and dividends
 receivable..................     6,547        94      2,737      703     5,381
Receivable from brokers for
 investments sold............       571        --         --       --        --
Unamortized organizational
 costs.......................        --        --         --       --        20
Prepaid expenses and other
 assets......................        --        --         --        1         1
                               --------   -------   --------  -------  --------
    Total Assets.............   317,624    11,716    139,436   53,935   339,306
                               --------   -------   --------  -------  --------
LIABILITIES:
Cash overdraft...............        --         1         --       --        --
Payable for capital shares
 redeemed....................        39        14          5       --        --
Dividends payable............     1,544        66        674      200     1,201
Payable to brokers for
 investments purchased.......     3,986        --         --       --        --
Accrued expenses and other
 payables:
  Investment advisory fees...       131         3         59       14       111
  Administration fees........         6        --          3        1         7
  Accounting fees............         3         1          1        2         2
  Transfer agent fees........        15         3          7        6         3
  Custodian fees.............         1        --          2       --         1
  Printing fees..............         6        --          2       22        14
  Organizational fees........        --        --         --       --        20
  Other......................        12         6          8        2        14
                               --------   -------   --------  -------  --------
    Total Liabilities........     5,743        94        761      247     1,373
                               --------   -------   --------  -------  --------
NET ASSETS:
Capital......................   300,421    11,938    138,318   51,281   324,456
Undistributed (distributions
 in excess of) net investment
 income......................       384       (62)        33       (6)       (5)
Net unrealized appreciation
 (depreciation) from
 investments.................    11,767       236      2,463    2,282    13,461
Accumulated undistributed net
 realized gains
 (losses) from investment
 transactions................      (691)     (490)    (2,139)     131        21
                               --------   -------   --------  -------  --------
    Net Assets...............  $311,881   $11,622   $138,675  $53,688  $337,933
                               ========   =======   ========  =======  ========
Outstanding units of
 beneficial interest
 (shares)....................    28,548     1,192     13,302    5,112    33,279
                               ========   =======   ========  =======  ========
Net asset value--redemption
 price per share.............  $  10.92   $  9.75   $  10.42  $ 10.50  $  10.15
                               ========   =======   ========  =======  ========
Maximum sales charge.........      4.00%     4.00%      4.00%    4.00%     4.00%
                               --------   -------   --------  -------  --------
Maximum offering price
 (100%/(100%--maximum sales
 charge) of net asset value
 rounded to the nearest cent)
 per share...................  $  11.38   $ 10.16   $  10.85  $ 10.94  $  10.57
                               ========   =======   ========  =======  ========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 July 31, 1997
                (Amounts in Thousands, except Per Share Amounts)

                                                      PRIME      U.S.    TAX-
                                                   OBLIGATIONS TREASURY EXEMPT
                                                      FUND       FUND    FUND
                                                   ----------- -------- -------
ASSETS:
Investments, at amortized cost...................   $464,685   $208,924 $82,905
Repurchase agreements, at cost...................     64,263    110,452      --
                                                    --------   -------- -------
                                                     528,948    319,376  82,905
Interest receivable..............................      1,628      1,199     710
Prepaid expenses and other assets................          2         --       1
                                                    --------   -------- -------
    Total Assets.................................    530,578    320,575  83,616
                                                    --------   -------- -------
LIABILITIES:
Dividends payable................................      2,316      1,177     225
Accrued expenses and other payables:
  Investment advisory fees.......................        184        101      15
  Administration fees............................         18         10       3
  Shareholder servicing fees.....................         10          1       2
  Accounting fees................................          4          2       3
  Transfer agent fees............................         27         13       5
  Custodian fees.................................         --          4      --
  Printing fees..................................          6          5      --
  Other..........................................         20         16       8
                                                    --------   -------- -------
    Total Liabilities............................      2,585      1,329     261
                                                    --------   -------- -------
NET ASSETS:
Capital..........................................    528,002    319,245  83,357
Accumulated undistributed net realized gains
 (losses) from investment transactions...........         (9)         1      (2)
                                                    --------   -------- -------
    Net Assets...................................   $527,993   $319,246 $83,355
                                                    ========   ======== =======
Net Assets:
  Classic Shares.................................   $111,027   $  9,885 $27,926
  Premier Shares.................................    416,966    309,361  55,429
                                                    --------   -------- -------
                                                    $527,993   $319,246 $83,355
                                                    ========   ======== =======
Outstanding units of beneficial interest (shares)
  Classic Shares.................................    111,033      9,885  27,927
  Premier Shares.................................    416,983    309,359  55,430
                                                    --------   -------- -------
                                                     528,016    319,244  83,357
                                                    ========   ======== =======
Net asset value--offering and redemption price
 per share
  Classic Shares.................................   $   1.00   $   1.00 $  1.00
                                                    ========   ======== =======
  Premier Shares.................................   $   1.00   $   1.00 $  1.00
                                                    ========   ======== =======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                        For the Year Ended July 31, 1997
                             (Amounts in Thousands)

                                              REGIONAL             EQUITY
                                               EQUITY    EQUITY    INCOME  BALANCED
                                                FUND      FUND    FUND (A)   FUND
                                              --------  --------  -------- --------
INVESTMENT INCOME:
Interest income.............................  $    --   $    113   $   59  $11,321
Dividend income.............................    2,443     11,902       96    4,868
                                              -------   --------   ------  -------
  Total Income..............................    2,443     12,015      155   16,189
                                              -------   --------   ------  -------
EXPENSES:
Investment advisory fees....................      953      3,733       36    2,855
Administration fees.........................      239        934        9      714
Accounting fees.............................       37        142       13      118
Transfer agent fees.........................       41         83        2       75
Custodian fees..............................        7         28        2       20
Legal and audit fees........................       18         79        5       53
Trustees' fees and expenses.................        4         17       --       14
Registration and filing fees................        7         57        1       17
Printing fees...............................        8         42       --       29
Organizational fees.........................       --         --        1       --
Other.......................................        2          9       --        7
                                              -------   --------   ------  -------
  Total Expenses............................    1,316      5,124       69    3,902
Expenses voluntarily reduced................      (51)      (188)     (10)    (165)
                                              -------   --------   ------  -------
  Net Expenses..............................    1,265      4,936       59    3,737
                                              -------   --------   ------  -------
Net Investment Income.......................    1,178      7,079       96   12,452
                                              -------   --------   ------  -------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
 INVESTMENTS:
Net realized gains (losses) from investment
 transactions...............................    4,481     31,338      248   16,168
Change in unrealized
 appreciation/depreciation from investments.   34,116    151,828    2,142   55,439
                                              -------   --------   ------  -------
Net realized gains (losses) from
 investments................................   38,597    183,166    2,390   71,607
                                              -------   --------   ------  -------
Change in net assets resulting from
 operations.................................  $39,775   $190,245   $2,486  $84,059
                                              =======   ========   ======  =======

--------
(a) For the period March 20, 1997 (commencement of operations) through July 31, 1997.


                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                        For the Year Ended July 31, 1997
                             (Amounts in Thousands)

                                           GOVERNMENT LIMITED  FLORIDA  MUNICIPAL
                                   BOND      INCOME   MATURITY TAX-FREE   BOND
                                   FUND       FUND      FUND     FUND   FUND (A)
                                  -------  ---------- -------- -------- ---------
INVESTMENT INCOME:
Interest income.................. $10,129    $  913    $3,147   $2,495   $1,365
Dividend income..................      77        11        33       82       28
                                  -------    ------    ------   ------   ------
  Total Income...................  10,206       924     3,180    2,577    1,393
                                  -------    ------    ------   ------   ------
EXPENSES:
Investment advisory fees.........     969        90       322      340      181
Administration fees..............     298        28        99      104       55
Accounting fees..................      51        36        32       47        9
Transfer agent fees..............      46        14        21       24        3
Custodian fees...................      11         1         5        4        1
Legal and audit fees.............      24         5        12        8       17
Trustees' fees and expenses......       5         1         3        2        4
Registration and filing fees.....      17         1         3       17        5
Printing fees....................      37         3        11        8       14
Organizational fees..............      --        --        --       --       --
Other............................       3        --         1        1       --
                                  -------    ------    ------   ------   ------
  Total Expenses.................   1,461       179       509      555      289
Expenses voluntarily reduced.....    (343)      (84)     (126)    (256)     (92)
                                  -------    ------    ------   ------   ------
  Net Expenses...................   1,118        95       383      299      197
                                  -------    ------    ------   ------   ------
Net Investment Income............   9,088       829     2,797    2,278    1,196
                                  -------    ------    ------   ------   ------
REALIZED/UNREALIZED GAINS
 (LOSSES)
 FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions.........    (340)       41      (639)     135       21
Change in unrealized
 appreciation/depreciation
 from investments................  10,605       483     2,509    1,102    5,152
                                  -------    ------    ------   ------   ------
Net realized/unrealized gains
 (losses) from investments.......  10,265       524     1,870    1,237    5,173
                                  -------    ------    ------   ------   ------
Change in net assets resulting
 from operations................. $19,353    $1,353    $4,667   $3,515   $6,369
                                  =======    ======    ======   ======   ======

--------
(a) For the period July 1, 1997 (commencement of operations) through July 31, 1997.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                        For the Year Ended July 31, 1997
                             (Amounts in Thousands)

                                                      PRIME      U.S.     TAX-
                                                   OBLIGATIONS TREASURY  EXEMPT
                                                      FUND       FUND     FUND
                                                   ----------- --------  ------
INVESTMENT INCOME:
Interest income...................................   $32,939   $17,539   $2,910
                                                     -------   -------   ------
  Total Income....................................    32,939    17,539    2,910
                                                     -------   -------   ------
EXPENSES:
Investment advisory fees..........................     2,367     1,325      322
Administration fees...............................     1,183       663      161
Shareholder servicing fees (Classic Shares).......       305        28       50
Accounting fees...................................       189       109       43
Transfer agent fees...............................        91        74       27
Custodian fees....................................        29        10        2
Legal and audit fees..............................        72        43       11
Trustees' fees and expenses.......................        15         9        3
Registration and filing fees......................         3        19        2
Printing fees.....................................        55        28        8
Other.............................................        15        11        1
                                                     -------   -------   ------
  Total Expenses..................................     4,324     2,319      630
Expenses voluntarily reduced......................      (183)      (17)    (194)
                                                     -------   -------   ------
  Net Expenses....................................     4,141     2,302      436
                                                     -------   -------   ------
Net Investment Income.............................    28,798    15,237    2,474
                                                     -------   -------   ------
REALIZED GAINS (LOSSES) FROM INVESTMENT
 TRANSACTIONS:
Net realized gains (losses) from investment
 transactions.....................................        --        --       (2)
                                                     -------   -------   ------
Change in net assets resulting from operations....   $28,798   $15,237   $2,472
                                                     =======   =======   ======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                             (Amounts in Thousands)

                              REGIONAL EQUITY                         EQUITY INCOME
                                   FUND             EQUITY FUND           FUND        BALANCED FUND
                             ------------------  -------------------  ------------- ------------------
                               YEAR      YEAR      YEAR       YEAR       FOR THE      YEAR      YEAR
                              ENDED     ENDED      ENDED     ENDED    PERIOD ENDED   ENDED     ENDED
                             JULY 31,  JULY 31,  JULY 31,   JULY 31,    JULY 31,    JULY 31,  JULY 31,
                               1997      1996      1997       1996      1997 (A)      1997      1996
                             --------  --------  ---------  --------  ------------- --------  --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....  $  1,178  $ 1,090   $   7,079  $  6,319     $    96    $ 12,452  $ 11,729
  Net realized gains
   (losses) from investment
   transactions............     4,481    1,891      31,338    20,434         248      16,168    14,292
  Net change in unrealized
   appreciation/depreciation
   from investments........    34,116    6,486     151,828     6,857       2,142      55,439      (568)
                             --------  -------   ---------  --------     -------    --------  --------
Change in net assets
 resulting from operations.    39,775    9,467     190,245    33,610       2,486      84,059    25,453
                             --------  -------   ---------  --------     -------    --------  --------
DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
   income..................    (1,196)  (1,069)     (7,031)   (6,319)        (81)    (13,031)  (11,648)
  In excess of net
   investment income.......        --       --          --        (7)         --          --        --
  From net realized gains
   from investment
   transactions............    (2,315)    (755)    (21,737)  (10,800)         --     (15,072)   (7,455)
                             --------  -------   ---------  --------     -------    --------  --------
Change in net assets from
 shareholder distributions.    (3,511)  (1,824)    (28,768)  (17,126)        (81)    (28,103)  (19,103)
                             --------  -------   ---------  --------     -------    --------  --------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued (See Note 8).....    34,563   26,244     556,310   140,796      20,123      79,422    93,191
  Dividends reinvested.....     1,945    1,130      14,093    10,225          37      20,289    14,962
  Cost of shares redeemed..   (16,518)  (9,934)   (131,517)  (68,640)       (292)   (121,323)  (71,587)
                             --------  -------   ---------  --------     -------    --------  --------
Change in net assets from
 share transactions........    19,990   17,440     438,886    82,381      19,868     (21,612)   36,566
                             --------  -------   ---------  --------     -------    --------  --------
Change in net assets.......    56,254   25,083     600,363    98,865      22,273      34,344    42,916
NET ASSETS:
  Beginning of period......    93,584   68,501     374,622   275,757          --     338,425   295,509
                             --------  -------   ---------  --------     -------    --------  --------
  End of period............  $149,838  $93,584   $ 974,985  $374,622     $22,273    $372,769  $338,425
                             ========  =======   =========  ========     =======    ========  ========
SHARE TRANSACTIONS:
  Issued...................     1,439    1,277      26,434     8,082       1,923       5,836     7,104
  Reinvested...............        84       55         773       597           4       1,523     1,148
  Redeemed.................      (683)    (482)     (6,713)   (3,888)        (27)     (8,820)   (5,449)
                             --------  -------   ---------  --------     -------    --------  --------
Change in shares...........       840      850      20,494     4,791       1,900      (1,461)    2,803
                             ========  =======   =========  ========     =======    ========  ========

--------
(a) For the period from March 20, 1997 (commencement of operations) to July 31, 1997.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                             (Amounts in Thousands)

                                                 GOVERNMENT INCOME
                                 BOND FUND             FUND          LIMITED MATURITY FUND
                             ------------------  ------------------  ----------------------
                               YEAR      YEAR      YEAR      YEAR
                              ENDED     ENDED     ENDED     ENDED    YEAR ENDED  YEAR ENDED
                             JULY 31,  JULY 31,  JULY 31,  JULY 31,   JULY 31,    JULY 31,
                               1997      1996      1997      1996       1997        1996
                             --------  --------  --------  --------  ----------  ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....  $  9,088  $  6,705  $   829   $ 1,198   $    2,797  $    3,206
  Net realized gains
   (losses) from investment
   transactions............      (340)     (140)      41      (352)        (639)       (229)
  Net change in unrealized
   appreciation/depreciation
   from investments........    10,605    (2,348)     483        (9)       2,509        (275)
                             --------  --------  -------   -------   ----------  ----------
Change in net assets
 resulting from operations.    19,353     4,217    1,353       837        4,667       2,702
                             --------  --------  -------   -------   ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
   income..................    (9,548)   (6,517)    (829)   (1,089)      (2,942)     (3,206)
  In excess of net
   investment income.......        --        --       --        --           --         (63)
  In excess of net realized
   gains...................        --    (1,025)      --       (10)          --          --
                             --------  --------  -------   -------   ----------  ----------
Change in net assets from
 shareholder distributions.    (9,548)   (7,542)    (829)   (1,099)      (2,942)     (3,269)
                             --------  --------  -------   -------   ----------  ----------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued (See Note 8).....   201,871    57,993    1,446     5,601      115,330      16,713
  Dividends reinvested.....     5,240     5,036      412       574          865       1,563
  Cost of shares redeemed..   (37,772)  (21,638)  (6,512)   (6,840)     (25,250)    (31,502)
                             --------  --------  -------   -------   ----------  ----------
Change in net assets from
 share transactions........   169,339    41,391   (4,654)     (665)      90,945     (13,226)
                             --------  --------  -------   -------   ----------  ----------
Change in net assets.......   179,144    38,066   (4,130)     (927)      92,670     (13,793)
NET ASSETS:
  Beginning of period......   132,737    94,671   15,752    16,679       46,005      59,798
                             --------  --------  -------   -------   ----------  ----------
  End of period............  $311,881  $132,737  $11,622   $15,752   $  138,675  $   46,005
                             ========  ========  =======   =======   ==========  ==========
SHARE TRANSACTIONS:
  Issued...................    18,995     5,396      153       584       11,205       1,602
  Reinvested...............       494       467       43        60           84         150
  Redeemed.................    (3,539)   (2,005)    (680)     (715)      (2,449)     (3,036)
                             --------  --------  -------   -------   ----------  ----------
Change in shares...........    15,950     3,858     (484)      (71)       8,840      (1,284)
                             ========  ========  =======   =======   ==========  ==========

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                             (Amounts in Thousands)

                                                  FLORIDA TAX-FREE    MUNICIPAL
                                                        FUND          BOND FUND
                                                  ------------------  ---------
                                                                       FOR THE
                                                    YEAR      YEAR     PERIOD
                                                   ENDED     ENDED      ENDED
                                                  JULY 31,  JULY 31,  JULY 31,
                                                    1997      1996    1997 (A)
                                                  --------  --------  ---------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.......................... $ 2,278   $  2,117  $  1,196
  Net realized gains (losses) from investment
   transactions..................................     135         97        21
  Net change in unrealized
   appreciation/depreciation from investments....   1,102       (169)    5,152
                                                  -------   --------  --------
Change in net assets resulting from operations...   3,515      2,045     6,369
                                                  -------   --------  --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.....................  (2,402)    (2,107)   (1,196)
  In excess of net investment income.............      --         --        (5)
  From net realized gains from investment
   transactions..................................     (74)       (20)       --
                                                  -------   --------  --------
Change in net assets from shareholder
 distributions...................................  (2,476)    (2,127)   (1,201)
                                                  -------   --------  --------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued (See Note 8).......  12,780     10,538   342,930
  Dividends reinvested...........................     213        134        --
  Cost of shares redeemed........................  (9,213)   (10,054)  (10,165)
                                                  -------   --------  --------
Change in net assets from share transactions.....   3,780        618   332,765
                                                  -------   --------  --------
Change in net assets.............................   4,819        536   337,933
NET ASSETS:
  Beginning of period............................  48,869     48,333        --
                                                  -------   --------  --------
  End of period.................................. $53,688   $ 48,869  $337,933
                                                  =======   ========  ========
SHARE TRANSACTIONS:
  Issued.........................................   1,240      1,023    34,283
  Reinvested.....................................      21         13        --
  Redeemed.......................................    (894)      (974)   (1,004)
                                                  -------   --------  --------
Change in shares.................................     367         62    33,279
                                                  =======   ========  ========

--------
(a) For the period from July 1, 1997 (commencement of operations) to July 31, 1997.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                            (Amounts in Thousands)

                         PRIME OBLIGATIONS FUND     U.S. TREASURY FUND       TAX-EXEMPT FUND
                         ------------------------  ----------------------  --------------------
                            YEAR         YEAR        YEAR        YEAR        YEAR       YEAR
                            ENDED        ENDED       ENDED       ENDED       ENDED      ENDED
                          JULY 31,     JULY 31,    JULY 31,    JULY 31,    JULY 31,   JULY 31,
                            1997         1996        1997        1996        1997       1996
                         -----------  -----------  ---------  -----------  ---------  ---------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income. $    28,798  $    30,615  $  15,237  $    19,129  $   2,474  $   2,068
  Net realized gains
   (losses) from
   investment
   transactions.........          --           --         --           --         (2)        --
                         -----------  -----------  ---------  -----------  ---------  ---------
Change in net assets
 resulting from
 operations.............      28,798       30,615     15,237       19,129      2,472      2,068
                         -----------  -----------  ---------  -----------  ---------  ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment
   income:
  Classic Shares (a)....      (5,860)      (1,925)      (497)        (204)      (605)      (140)
  Premier Shares (a)....     (22,938)     (28,690)   (14,740)     (18,925)    (1,869)    (1,928)
                         -----------  -----------  ---------  -----------  ---------  ---------
Change in net assets
 from shareholder
 distributions..........     (28,798)     (30,615)   (15,237)     (19,129)    (2,474)    (2,068)
                         -----------  -----------  ---------  -----------  ---------  ---------
CAPITAL TRANSACTIONS:
  Proceeds from shares
   issued (See Note 8)..   1,618,418    1,554,362    861,771    1,097,998    201,701    138,969
  Dividends reinvested..       7,378        7,423        876        1,973        590        531
  Cost of shares
   redeemed.............  (1,701,420)  (1,575,841)  (923,826)  (1,042,485)  (179,661)  (136,413)
                         -----------  -----------  ---------  -----------  ---------  ---------
Change in net assets
 from share
 transactions...........     (75,624)     (14,056)   (61,179)      57,486     22,630      3,087
                         -----------  -----------  ---------  -----------  ---------  ---------
Change in net assets....     (75,624)     (14,056)   (61,179)      57,486     22,628      3,087
NET ASSETS:
  Beginning of period...     603,617      617,673    380,425      322,939     60,727     57,640
                         -----------  -----------  ---------  -----------  ---------  ---------
  End of period......... $   527,993  $   603,617  $ 319,246  $   380,425  $  83,355  $  60,727
                         ===========  ===========  =========  ===========  =========  =========
SHARE TRANSACTIONS:
  Issued................   1,618,418    1,554,362    861,771    1,097,998    201,701    138,969
  Reinvested............       7,378        7,423        876        1,973        590        531
  Redeemed..............  (1,701,420)  (1,575,841)  (923,826)  (1,042,485)  (179,661)  (136,413)
                         -----------  -----------  ---------  -----------  ---------  ---------
Change in shares........     (75,624)     (14,056)   (61,179)      57,486     22,630      3,087
                         ===========  ===========  =========  ===========  =========  =========

--------
(a) Effective April 1, 1996 the Funds' existing shares, which were previously unclassified, were designated Premier Shares and the Fund commenced offering Classic Shares.


                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS
REGIONAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1997
                             (Amounts in Thousands)

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS (93.9%):
 Air Freight (2.6%):
   60   Federal Express Corp. (b)....................................   $  3,874
                                                                        --------
 Apparel (2.6%):
   80   Delta Woodside Industries, Inc. (b)..........................        465
  120   Russell Corp. ...............................................      3,503
                                                                        --------
                                                                           3,968
                                                                        --------
 Automotive Parts (3.4%):
  105   Discount Auto Parts, Inc. (b)................................      2,153
   90   Genuine Parts Co. ...........................................      2,936
                                                                        --------
                                                                           5,089
                                                                        --------
 Banking (10.0%):
   70   Deposit Guaranty Corp. ......................................      2,293
   50   First Commerce Corp. ........................................      2,628
   60   First Tennessee National Corp. ..............................      3,120
   35   First Union Corp. ...........................................      3,550
   48   NationsBank Corp. ...........................................      3,417
                                                                        --------
                                                                          15,008
                                                                        --------
 Building Materials (2.0%):
  110   Interface, Inc. .............................................      3,039
                                                                        --------
 Chemicals--Specialty (1.8%):
  300   Ethyl Corp. .................................................      2,719
                                                                        --------
 Construction--Manufactured Homes (2.3%):
  215   Clayton Homes, Inc. .........................................      3,413
                                                                        --------
 Electronic & Electrical (2.5%):
  180   Scientific-Atlanta, Inc. ....................................      3,780
                                                                        --------
 Food Processing & Packaging (4.6%):
  218   Flowers Industries, Inc. ....................................      3,793
  155   Lance, Inc. .................................................      3,061
                                                                        --------
                                                                           6,854
                                                                        --------
 Forest & Paper Products (3.8%):
   80   Caraustar Industries, Inc. ..................................      2,440
   80   James River Corp. of Virginia................................      3,295
                                                                        --------
                                                                           5,735
                                                                        --------
 Furniture (0.9%):
  105   Winsloew Furniture, Inc. (b).................................      1,312
                                                                        --------
 Insurance (4.2%):
   85   Equifax, Inc. ...............................................      2,885

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Insurance, continued:
   63   Vesta Insurance Group, Inc. .................................   $  3,355
                                                                        --------
                                                                           6,240
                                                                        --------
 Manufacturing (2.2%):
  110   Wolverine Tube, Inc. (b).....................................      3,231
                                                                        --------
 Medical Services (15.5%):
  240   Coventry Corp. (b)...........................................      4,245
  152   Health Management Assoc., Inc., Class A (b)..................      4,851
  400   HEALTHSOUTH Corp. (b)........................................     10,600
  150   MedPartners, Inc. (b)........................................      3,562
                                                                        --------
                                                                          23,258
                                                                        --------
 Oil & Gas Exploration, Production, & Services (3.2%):
   40   Louisiana Land & Exploration Co. ............................      2,825
   26   Mobil Corp. .................................................      1,989
                                                                        --------
                                                                           4,814
                                                                        --------
 Oilfield Equipment & Services (6.3%):
   40   Camco International, Inc. ...................................      2,585
  125   McDermott International, Inc. ...............................      3,820
  150   Offshore Logistics, Inc. (b).................................      2,963
                                                                        --------
                                                                           9,368
                                                                        --------
 Printing (1.3%):
  100   John H. Harland Co. .........................................      1,963
                                                                        --------
 Railroad (2.2%):
   30   Norfolk Southern Corp. ......................................      3,322
                                                                        --------
 Restaurants (2.5%):
  130   Cracker Barrel Old Country Store, Inc. ......................      3,721
                                                                        --------
 Retail (5.3%):
  200   Books-A-Million, Inc. (b)....................................        975
  190   Hancock Fabrics, Inc. .......................................      2,482
  150   Stein Mart, Inc. (b).........................................      4,406
                                                                        --------
                                                                           7,863
                                                                        --------
 Services (Non-Financial) (0.2%):
   17   Rollins, Inc. ...............................................        346
                                                                        --------
 Steel (4.0%):
  125   Birmingham Steel Corp. ......................................      2,273
   60   Nucor Corp. .................................................      3,724
                                                                        --------
                                                                           5,997
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
REGIONAL EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Temporary Services (2.3%):
  125   AccuStaff, Inc. (b)..........................................   $  3,406
                                                                        --------
 Transportation Leasing & Trucking (2.2%):
   90   Ryder System, Inc. ..........................................      3,223
                                                                        --------
 Utilities--Electric (3.8%):
   80   Florida Progress Corp. ......................................      2,575
  145   Southern Co. ................................................      3,181
                                                                        --------
                                                                           5,756
                                                                        --------
 Utilities--Telecommunications (2.2%):
   70   BellSouth Corp. .............................................      3,316
                                                                        --------
  Total Common Stocks (Cost--$88,357)                                    140,615
                                                                        --------

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 INVESTMENT COMPANIES (6.1%):
 7,056  AmSouth Prime Obligations Fund...............................   $  7,056
 2,129  AmSouth U.S. Treasury Fund...................................      2,129
                                                                        --------
  Total Investment Companies (Cost--$9,185)                                9,185
                                                                        --------
  Total (Cost--$97,543) (a)                                             $149,800
                                                                        ========

--------
Percentages indicated are based on net assets of $149,838.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........ $55,621
   Unrealized depreciation........  (3,364)
                                   -------
   Net unrealized appreciation.... $52,257
                                   =======

(b) Represents non-income producing securities.


                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1997
                             (Amounts in Thousands)

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 COMMON STOCKS (96.7%):
 Apparel (0.9%):
    600    Phillips-Van Heusen Corp. ................................   $  8,400
                                                                        --------
 Automobiles (2.3%)
    550    Ford Motor Co. ...........................................     22,481
                                                                        --------
 Automotive Parts (1.4%):
    392    Arvin Industries, Inc. ...................................     13,647
                                                                        --------
 Banking (6.7%):
    150    J.P. Morgan & Co., Inc. ..................................     17,381
    230    NationsBank Corp. ........................................     16,373
    450    Washington Mutual, Inc. ..................................     31,106
                                                                        --------
                                                                          64,860
                                                                        --------
 Chemicals--Specialty (2.0%):
    930    Engelhard Corp. ..........................................     19,995
                                                                        --------
 Computers & Peripherals (1.7%):
    156    International Business Machines Corp. ....................     16,497
                                                                        --------
 Construction (0.4%):
    245    Ryland Group, Inc. .......................................      4,043
                                                                        --------
 Consumer Goods (1.3%):
    390    American Greetings Corp., Class A.........................     13,065
                                                                        --------
 Containers (1.8%):
    660    Rubbermaid, Inc. .........................................     17,201
                                                                        --------
 Electronic & Electrical (3.7%):
    525    AMP, Inc. ................................................     27,431
    128    Avnet, Inc. ..............................................      8,391
                                                                        --------
                                                                          35,822
                                                                        --------
 Financial Services (3.4%):
    181    American Express Co. .....................................     15,159
    660    Dun & Bradstreet Corp. ...................................     17,820
                                                                        --------
                                                                          32,979
                                                                        --------
 Food Processing & Packaging (4.5%):
    544    Grand Metropolitan PLC, ADR...............................     21,778
    510    Sara Lee Corp. ...........................................     22,344
                                                                        --------
                                                                          44,122
                                                                        --------
 Forest & Paper Products (2.9%):
    460    Weyerhauser Co. ..........................................     28,635
                                                                        --------
 Health Care (3.5%):
    205    Aetna, Inc. ..............................................     23,357

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Health Care, continued:
    185    United Healthcare Corp. ..................................   $ 10,545
                                                                        --------
                                                                          33,902
                                                                        --------
 Insurance-Broker (1.9%):
    240    Marsh & McLennan Cos., Inc. ..............................     18,585
                                                                        --------
 Insurance--Property, Casualty, Health & Other (2.6%):
    325    St. Paul Cos., Inc. ......................................     25,492
                                                                        --------
 Manufacturing (0.5%):
    104    Kennametal, Inc. .........................................      5,002
                                                                        --------
 Medical Supplies (3.0%):
    270    Bard (C.R.), Inc. ........................................     10,159
    335    Baxter International, Inc. ...............................     19,367
                                                                        --------
                                                                          29,526
                                                                        --------
 Newspapers (4.2%):
    467    Dow Jones & Co., Inc. ....................................     20,147
    213    Gannett Co., Inc. ........................................     21,154
                                                                        --------
                                                                          41,301
                                                                        --------
 Oil & Gas Exploration, Production & Services (8.5%):
    275    Burlington Resources, Inc. ...............................     12,994
    750    Sun Co., Inc. ............................................     26,859
    196    Texaco, Inc. .............................................     22,748
    630    USX--Marathon Group.......................................     20,278
                                                                        --------
                                                                          82,879
                                                                        --------
 Oilfield Equipment & Services (2.3%):
    250    Dresser Industries, Inc. .................................     10,438
    385    McDermott International, Inc. ............................     11,767
                                                                        --------
                                                                          22,205
                                                                        --------
 Pharmaceuticals (5.5%):
    220    American Home Products Corp. .............................     18,136
    165    Bristol-Myers Squibb Co. .................................     12,942
    600    Pharmacia & Upjohn, Inc. .................................     22,650
                                                                        --------
                                                                          53,728
                                                                        --------
 Pollution Control Services & Equipment (1.7%):
    510    Waste Management, Inc. ...................................     16,320
                                                                        --------
 Railroad (1.8%):
    290    CSX Corp. ................................................     17,908
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
EQUITY FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                            (Amounts in Thousands)

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Retail (14.2%):
    435    CVS Corp. ................................................   $ 24,741
    345    Dayton Hudson Corp. ......................................     22,296
    540    Dillard's, Inc., Class A..................................     20,419
    475    Gap, Inc. ................................................     21,108
    375    May Department Store, Inc. ...............................     20,953
    770    Wal-Mart Stores, Inc. ....................................     28,923
                                                                        --------
                                                                         138,440
                                                                        --------
 Services (Non-Financial) (1.2%):
    232    Cognizant Corp. ..........................................      9,889
     75    Reynolds & Reynolds Co., Class A..........................      1,453
                                                                        --------
                                                                          11,342
                                                                        --------
 Temporary Services (1.0%):
    510    Olsten Corp. .............................................      9,435
                                                                        --------
 Transportation Leasing & Trucking (2.4%):
    435    Ryder System, Inc. .......................................     15,578
    243    USFreightways Corp. ......................................      7,548
                                                                        --------
                                                                          23,126
                                                                        --------
 Transportation--Marine (0.2%):
    120    Kirby Corp. (b)...........................................      2,250
                                                                        --------

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Utilities--Electric & Gas (2.8%):
     515   Baltimore Gas & Electric Co. .............................   $ 14,323
     590   Southern Co. .............................................     12,943
                                                                        --------
                                                                          27,266
                                                                        --------
 Utilities--Telecommunications (6.4%):
     425   AT&T Corp. ...............................................     15,645
     356   BellSouth Corp. ..........................................     16,866
     256   NYNEX Corp. ..............................................     14,192
     315   Sprint Corp. .............................................     15,593
                                                                        --------
                                                                          62,296
                                                                        --------
  Total Common Stocks (Cost--$590,219)                                   942,750
                                                                        --------
 COMMERCIAL PAPER (1.1%):
  11,189   Merrill Lynch & Co., Inc., 5.50%, 8/1/97..................     11,189
                                                                        --------
  Total Commercial Paper (Cost--$11,189)                                  11,189
                                                                        --------
 INVESTMENT COMPANIES (2.2%):
  15,432   AmSouth Prime Obligations Fund............................     15,432
   6,385   AmSouth U.S. Treasury Fund................................      6,385
                                                                        --------
  Total Investment Companies (Cost--$21,817)                              21,817
                                                                        --------
  Total (Cost--$623,225) (a)                                            $975,756
                                                                        ========

--------
Percentages indicated are based on net assets of $974,985.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $177. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation....... $356,163
   Unrealized depreciation.......   (3,632)
                                  --------
   Net unrealized appreciation... $352,531
                                  ========

(b) Represents non-income producing securities.
ADR--American Depository Receipt
PLC--Public Limited Co.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS
EQUITY INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1997
                      Amounts in Thousands (except Shares)

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS (67.1%):
 Aerospace/Defense (1.7%):
   4,400   General Dynamics Corp. ....................................   $   389
                                                                         -------
 Aluminum (1.5%):
   4,300   Reynolds Metals Co. .......................................       335
                                                                         -------
 Automobiles (1.6%):
   8,500   Ford Motor Co. ............................................       347
                                                                         -------
 Banking (8.6%):
  13,300   Banc One Corp. ............................................       747
   4,200   Bankers' Trust New York (b)................................       425
   3,200   J.P. Morgan & Co., Inc. ...................................       371
   7,200   Mellon Bank Corp. .........................................       363
                                                                         -------
                                                                           1,906
                                                                         -------
 Chemicals--Specialty (2.2%):
   7,800   PPG Industries, Inc. ......................................       499
                                                                         -------
 Computers & Peripherals (1.5%):
   4,700   Hewlett-Packard Co. .......................................       329
                                                                         -------
 Diversified (2.0%):
   6,400   General Electric Co. ......................................       449
                                                                         -------
 Electronic--Semiconductors (1.3%):
   9,200   National Semiconductor Corp. (b)...........................       290
                                                                         -------
 Electrical Equipment (2.5%):
   9,400   Emerson Electric Co. ......................................       555
                                                                         -------
 Electronic & Electrical (1.7%):
   5,800   Avnet, Inc. ...............................................       382
                                                                         -------
 Financial Services (0.5%):
   2,500   Federal National Mortgage Assoc. ..........................       118
                                                                         -------
 Food Distributors & Wholesalers (0.6%):
   5,000   International Multifoods Corp. ............................       141
                                                                         -------
 Food Processing & Packaging (3.3%):
   6,500   General Mills, Inc. .......................................       449
   6,200   H.J. Heinz Co. ............................................       286
                                                                         -------
                                                                             735
                                                                         -------
 Health Care (2.2%):
   7,700   Johnson & Johnson..........................................       480
                                                                         -------
 Household Goods--Appliances, Furnishings, Etc. (2.6%):
  19,700   Maytag Corp. ..............................................       575
                                                                         -------

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 COMMON STOCKS, CONTINUED:
 Office Equipment & Supplies (2.7%):
   8,100   Pitney Bowes, Inc. ........................................   $   609
                                                                         -------
 Oil--Integrated (4.6%):
   4,250   Amoco Corp. ...............................................       400
   5,100   Equitable Resources, Inc. .................................       152
   7,400   Exxon Corp. ...............................................       475
                                                                         -------
                                                                           1,027
                                                                         -------
 Pharmaceuticals (7.2%):
   7,900   American Home Products Corp. ..............................       651
   3,500   Glaxo Wellcome PLC ADR (b).................................       149
   4,200   Merck & Co., Inc. .........................................       437
   9,900   Pharmacia & Upjohn, Inc. ..................................       374
                                                                         -------
                                                                           1,611
                                                                         -------
 Railroad (1.3%):
   3,900   Union Pacific Corp. .......................................       280
                                                                         -------
 Restaurants (1.6%):
   6,750   McDonald's Corp. ..........................................       363
                                                                         -------
 Retail (4.4%):
   7,500   J.C. Penney Co., Inc. .....................................       439
   9,700   May Department Stores Co. .................................       542
                                                                         -------
                                                                             981
                                                                         -------
 Soaps & Cleaning Agents (0.6%):
   1,700   Colgate-Palmolive, Inc. ...................................       129
                                                                         -------
 Steel (1.6%):
  11,500   Allegheny Teledyne, Inc. ..................................       358
                                                                         -------
 Tobacco & Tobacco Products (1.7%):
   8,450   Philip Morris Cos., Inc. ..................................       381
                                                                         -------
 Utilities--Electric & Gas (2.3%):
   3,335   Duke Energy Corp. (b)......................................       169
  10,100   Pacific Enterprises........................................       338
                                                                         -------
                                                                             507
                                                                         -------
 Utilities--Telecommunications (5.3%):
   3,099   SBC Communications, Inc. ..................................       183
  12,700   Sprint Corp. ..............................................       629
  10,000   U.S. West Communications Group.............................       366
                                                                         -------
                                                                           1,178
                                                                         -------
  Total Common Stocks (Cost--$13,794)                                     14,954
                                                                         -------

                                   Continued

AMSOUTH MUTUAL FUNDS
EQUITY INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                      Amounts in Thousands (except Shares)

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 CONVERTIBLE PREFERRED STOCKS (20.9%):
 Banking (3.2%):
  24,400   National Australia Bank, Callable 3/19/07
            @ $25.....................................................   $   717
                                                                         -------
 Computers--Software (2.1%):
   5,200   Microsoft Corp., Series A..................................       459
                                                                         -------
 Fertilizer (2.0%):
  12,800   Merrill Lynch & Co., Inc./IMC Global (STRYPES)**...........       449
                                                                         -------
 Financial Services (4.3%):
   4,400   Jefferson Pilot/Nations Bank*..............................       535
   4,900   MCN Financing III..........................................       268
   1,700   Merrill Lynch & Co., Inc./MGIC (STRYPES)***................       151
                                                                         -------
                                                                             954
                                                                         -------
 Food Processing & Packaging (4.3%):
  12,900   Dole Food (TRACES).........................................       522
   7,000   Ralston Purina Group/Interstate Bakeries (b)...............       436
                                                                         -------
                                                                             958
                                                                         -------
 Machinery--Construction (1.6%):
   2,400   Case Corp., Series A, Callable 7/1/99
            @ $51.29 (c)..............................................       360
                                                                         -------
 Oil Refining & Marketing (1.5%):
   5,600   Tosco Financial Trust (c)..................................       325
                                                                         -------
 Publishing--Newspapers (1.9%):
  37,500   Hollinger International, Inc., Callable 8/1/99 @ $9.99.....       436
                                                                         -------
  Total Convertible Preferred Stocks (Cost--$3,916)                        4,658
                                                                         -------

 SHARES OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   -------
 CONVERTIBLE BONDS (10.1%):
 Electronic Components (3.9%):
     $120  SCI Systems, Inc., 5.00%, 5/1/06, Callable 5/1/99 @ 103.5
            (c)......................................................   $   209
      490  Solectron Corp., 6.00%, 3/1/06, Callable 3/3/99 @ 104.2
            (c)......................................................       658
                                                                        -------
                                                                            867
                                                                        -------
 Electronic--Semiconductors (1.2%):
      260  National Semiconductor Corp., 6.50%, 10/1/02, Callable
            10/3/98 @ 103.71 (c).....................................       274
                                                                        -------
 Medical--Hospitals (1.9%):
      350  Tenet Healthcare Corp., 6.00%, 12/1/05, Callable 1/15/99 @
            103****..................................................       424
                                                                        -------
 Oilfield Equipment & Services (3.1%):
      270  Diamond Offshore Drilling, Inc., 3.75%, 2/15/07, Callable
            2/22/01 @ 102.08.........................................       352
      300  Parker Drilling Corp., 5.50%, 8/1/04, Callable 8/1/00 @
            103.14...................................................       330
                                                                        -------
                                                                            682
                                                                        -------
  Total Convertible Bonds (Cost--$2,007)                                  2,247
                                                                        -------
 INVESTMENT COMPANY (2.3%):
  504,942  AmSouth Prime Obligations Fund............................       505
                                                                        -------
  Total Investment Company (Cost--$505)                                     505
                                                                        -------
  Total (Cost--$20,222) (a)                                             $22,364
                                                                        =======

--------
Percentages indicated are based on net assets of $22,273.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......... $2,223
   Unrealized depreciation.........    (81)
                                    ------
   Net unrealized appreciation..... $2,142
                                    ======

(b) Represents non-income producing security.
(c) Section 144A security which is restricted as to resale to institutional investors.
   * At maturity, convertible to shares of NationsBank common stock.
  ** At maturity, convertible to shares of IMC Global, Inc. common stock.
 *** At maturity, convertible to shares of MGIC Investment Corp. common stock. **** Convertible beginning 11/6/97 into common shares of Vencor, Inc.
ADR--American Depository Receipt
PLC--Public Limited Co.
STRYPES--Structured Yield Product Exchangeable for Stock
TRACES--Trust Automatic Common Exchange Securities


                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
BALANCED FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1997
                             (Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 CORPORATE BONDS (20.0%):
 Appliances (0.1%):
  $   500  Whirlpool Corp., 9.50%, 6/15/00..........................   $    543
                                                                       --------
 Automotive (0.6%):
    1,430  Ford Capital B.V., 9.13%, 5/1/98 (Guaranteed by Ford
            Motor Co.)..............................................      1,467
      700  General Motors Corp., 9.63%, 12/1/00.....................        770
                                                                       --------
                                                                          2,237
                                                                       --------
 Banking (3.3%):
      930  BankAmerica Corp., 9.50%, 4/1/01.........................      1,026
    1,000  Bankers Trust Co., 9.50%, 6/14/00........................      1,084
    2,500  Mellon Financial Co., 6.30%, 6/1/00 (Guaranteed By Mellon
            Bank Corp.).............................................      2,506
    4,185  NationsBank Corp., 5.38%, 4/15/00........................      4,107
    2,000  SunTrust Banks, Inc., 7.38%, 7/1/06......................      2,100
    1,475  Wachovia Corp., 6.63%, 11/15/06..........................      1,481
                                                                       --------
                                                                         12,304
                                                                       --------
 Brokerage Services (3.3%):
    3,000  Bear Stearns & Co., Inc., 6.50%, 8/1/02..................      3,004
    4,000  Dean Witter Discover & Co., 6.00%, 3/1/98................      4,011
    2,000  Merrill Lynch & Co., Inc., 6.00%, 3/1/01.................      1,985
    1,000  Morgan Stanley Group, Inc., 9.25%,
            3/1/98..................................................      1,021
    2,000  Morgan Stanley Group, Inc., 8.10%, 6/24/02...............      2,145
                                                                       --------
                                                                         12,166
                                                                       --------
 Entertainment (0.3%):
    1,000  Columbia Picture Entertainment, Inc., 9.88%, 2/1/98......      1,017
                                                                       --------
 Financial--Commercial (1.1%):
    4,000  Associates Corp. N. A., 6.75%, 7/15/01...................      4,070
                                                                       --------
 Financial Services (1.3%):
    1,000  American General Finance Corp., 7.70%, 11/15/97..........      1,006
      500  Beneficial Corp., 9.90%, 11/17/97........................        506
    1,200  British Telecom Finance, Inc., 9.38%, 2/15/99 (Guaranteed
            by British Telecommunications PLC)......................      1,262
    1,000  Commercial Credit Co., 7.88%, 7/15/04....................      1,077
    1,000  Ford Motor Credit Corp., 5.63%, 1/15/99..................        998
                                                                       --------
                                                                          4,849
                                                                       --------

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Food Products (0.3%):
  $ 1,000  H.J. Heinz Co., 6.75%, 10/15/99..........................   $  1,017
                                                                       --------
 Forest & Paper Products (0.3%):
    1,000  Mead Corp., 6.60%, 3/1/02................................      1,010
                                                                       --------
 Industrial Goods & Services (3.9%):
      500  Browning-Ferris Industries, Inc., 6.10%, 1/15/03.........        492
    1,000  Dresser Industries, Inc., 6.25%, 6/1/00..................      1,005
    3,000  First Data Corp., 6.75%, 7/15/05.........................      3,053
    2,000  Gannett Co., Inc., 5.85%, 5/1/00.........................      1,990
    2,000  Honeywell, Inc., 6.75%, 3/15/02..........................      2,032
    3,000  Monsanto Co., 6.00%, 7/1/00..............................      2,992
    1,000  Waste Management, Inc., 8.25%, 11/15/99..................      1,045
    2,000  Waste Management, Inc., 7.70%, 10/1/02...................      2,105
                                                                       --------
                                                                         14,714
                                                                       --------
 Insurance (1.1%):
    1,000  Allstate Corp., 5.88%, 6/15/98...........................      1,002
    1,400  Capital Holding Corp., 9.20%, 4/17/01....................      1,531
      420  Chubb Corp., 8.75%, 11/15/99.............................        444
    1,200  Torchmark Corp., 9.63%, 5/1/98...........................      1,233
                                                                       --------
                                                                          4,210
                                                                       --------
 Oil & Gas Exploration & Production Services (0.4%):
    1,550  BP America, Inc., 9.38%, 11/1/00 (Guaranteed by British
            Petroleum Co. PLC)......................................      1,695
                                                                       --------
 Pharmaceuticals (0.3%):
    1,000  McKesson Corp., 8.63%, 2/1/98............................      1,013
                                                                       --------
 Retail Stores (1.1%):
    2,000  J.C. Penney Co., Inc., 7.25%, 4/1/02.....................      2,070
    2,000  Wal-Mart Stores, Inc., 6.75%, 5/15/02....................      2,045
                                                                       --------
                                                                          4,115
                                                                       --------
 Telecommunications (0.5%):
    1,730  Lucent Technologies, Inc., 6.90%, 7/15/01................      1,769
                                                                       --------
 Utility--Electric (2.1%):
    3,450  Duke Power Co., 7.00%, 6/1/00............................      3,528
    1,275  Georgia Power Co., 6.13%, 9/1/99.........................      1,277
    2,000  Oklahoma Gas & Electric, 6.25%,
            10/15/00................................................      2,007

                                   Continued

AMSOUTH MUTUAL FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Utility--Electric, continued:
  $   900  Pennsylvania Power & Light Co., 6.00%, 6/1/00.............   $    897
                                                                        --------
                                                                           7,709
                                                                        --------
  Total Corporate Bonds (Cost--$73,650)                                   74,438
                                                                        --------
 U.S. TREASURY BONDS (11.2%):
   11,000  7.50%, 11/15/16...........................................     12,387
   10,000  7.25%, 8/15/22............................................     11,074
   18,500  6.25%, 8/15/23............................................     18,230
                                                                        --------
  Total U.S. Treasury Bonds (Cost--$37,460)                               41,691
                                                                        --------
 U.S. GOVERNMENT AGENCIES (2.4%):
    7,000  Federal Home Loan Mortgage Corp., 5.83%, 2/9/06...........      6,797
    2,000  Federal Home Loan Mortgage Corp., 7.10%, 4/10/07..........      2,121
                                                                        --------
  Total U.S. Government Agencies (Cost--$8,386)                            8,918
                                                                        --------
 U.S. TREASURY NOTES (7.5%):
    3,000  6.25%, 6/30/02............................................      3,041
   13,300  5.75%, 8/15/03............................................     13,178
   12,000  5.88%, 11/15/05...........................................     11,863
                                                                        --------
  Total U.S. Treasury Notes (Cost--$27,349)                               28,082
                                                                        --------
 U.S. TREASURY STRIPS (2.2%):
   12,000  2/15/04...................................................      8,153
                                                                        --------
  Total U.S. Treasury Strips (Cost--$7,874)                                8,153
                                                                        --------
 COMMON STOCKS (54.3%):
 Apparel (0.5%):
      140  Phillips-Van Heusen Corp. ................................      1,960
                                                                        --------
 Automobiles (1.5%):
      135  Ford Motor Co. ...........................................      5,518
                                                                        --------
 Automotive Parts (1.0%):
      101  Arvin Industries, Inc. ...................................      3,516
                                                                        --------
 Banking (2.6%):
       40  J.P. Morgan & Co., Inc. ..................................      4,635
       70  NationsBank Corp. ........................................      4,983
                                                                        --------
                                                                           9,618
                                                                        --------

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Chemicals-Specialty (0.9%):
  160   Engelhard Corp. .............................................   $  3,440
                                                                        --------
 Computers & Peripherals (0.6%):
   20   International Business Machines Corp. .......................      2,115
                                                                        --------
 Consumer Goods (0.6%):
   60   American Greetings Corp., Class A............................      2,010
                                                                        --------
 Containers (0.9%):
  125   Rubbermaid, Inc. ............................................      3,258
                                                                        --------
 Electronic & Electrical (2.5%):
  140   AMP, Inc. ...................................................      7,315
   32   Avnet, Inc. .................................................      2,106
                                                                        --------
                                                                           9,421
                                                                        --------
 Financial Services (3.5%):
   45   American Express Co. ........................................      3,769
  110   Dun & Bradstreet Corp. ......................................      2,970
   90   Washington Mutual, Inc. .....................................      6,221
                                                                        --------
                                                                          12,960
                                                                        --------
 Food Processing & Packaging (2.5%):
  100   Grand Metropolitan PLC, ADR..................................      4,000
  120   Sara Lee Corp. ..............................................      5,258
                                                                        --------
                                                                           9,258
                                                                        --------
 Forest & Paper Products (1.5%):
   90   Weyerhauser Co. .............................................      5,602
                                                                        --------
 Health Care (2.1%):
   50   Aetna, Inc. .................................................      5,697
   35   United Healthcare Corp. .....................................      1,995
                                                                        --------
                                                                           7,692
                                                                        --------
 Insurance--Broker (0.8%):
   40   Marsh & McLennan Cos., Inc. .................................      3,097
                                                                        --------
 Insurance--Property, Casualty, Health & Other (1.4%):
   65   St. Paul Cos., Inc. .........................................      5,098
                                                                        --------
 Manufacturing (0.4%):
   31   Kennametal, Inc. ............................................      1,494
                                                                        --------
 Medical Supplies (1.6%):
   45   Bard (C.R.), Inc. ...........................................      1,693
  100   Baxter International, Inc. ..................................      5,781
                                                                        --------
                                                                           7,474
                                                                        --------

                                   Continued

AMSOUTH MUTUAL FUNDS
BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Newspapers (2.4%):
   90   Dow Jones & Co., Inc. .......................................   $  3,887
   50   Gannett Co., Inc. ...........................................      4,966
                                                                        --------
                                                                           8,853
                                                                        --------
 Oil & Gas Exploration, Production, & Services (5.0%):
   60   Burlington Resources, Inc. ..................................      2,835
  180   Sun Co., Inc. ...............................................      6,446
   40   Texaco, Inc. ................................................      4,643
  150   USX--Marathon Group..........................................      4,828
                                                                        --------
                                                                          18,752
                                                                        --------
 Oilfield Equipment & Services (1.5%):
   75   Dresser Industries, Inc. ....................................      3,131
   75   McDermott International, Inc. ...............................      2,292
                                                                        --------
                                                                           5,423
                                                                        --------
 Pharmaceuticals (3.1%):
   60   American Home Products Corp. ................................      4,946
   30   Bristol-Myers Squibb Co. ....................................      2,353
  114   Pharmacia & Upjohn, Inc. ....................................      4,304
                                                                        --------
                                                                          11,603
                                                                        --------
 Pollution Control Services & Equipment (1.0%):
  115   Waste Management, Inc. ......................................      3,680
                                                                        --------
 Railroad (0.8%):
   50   CSX Corp. ...................................................      3,088
                                                                        --------
 Retail (7.5%):
  100   CVS Corp. ...................................................      5,688
   54   Dayton Hudson Corp. .........................................      3,490
  105   Dillard Department Stores, Inc., Class A.....................      3,970
  120   Gap, Inc. ...................................................      5,333
   70   May Department Stores Co. ...................................      3,911
  150   Wal-Mart Stores, Inc. .......................................      5,634
                                                                        --------
                                                                          28,026
                                                                        --------

                                   SECURITY                              MARKET
 SHARES                          DESCRIPTION                             VALUE
 ------ -------------------------------------------------------------   --------
 COMMON STOCKS, CONTINUED:
 Services (Non-Financial) (0.6%):
    48  Cognizant Corp. .............................................   $  2,046
                                                                        --------
 Temporary Services (0.5%):
    97  Olsten Corp. ................................................      1,794
                                                                        --------
 Transportation Leasing & Trucking (1.3%):
    85  Ryder Systems, Inc. .........................................      3,044
    55  US Freightways Corp. ........................................      1,708
                                                                        --------
                                                                           4,752
                                                                        --------
 Transportation--Marine (0.2%):
    30  Kirby Corp. (b)..............................................        563
                                                                        --------
 Utilities--Electric (1.5%):
   110  Baltimore Gas & Electric Co. ................................      3,059
   115  Southern Co. ................................................      2,523
                                                                        --------
                                                                           5,582
                                                                        --------
 Utilities--Telecommunications (4.0%):
    60  AT&T Corp. ..................................................      2,209
    90  BellSouth Corp. .............................................      4,264
    80  NYNEX Corp. .................................................      4,435
    80  Sprint Corp. ................................................      3,960
                                                                        --------
                                                                          14,868
                                                                        --------
  Total Common Stocks (Cost--$121,130)                                   202,561
                                                                        --------
 INVESTMENT COMPANIES (1.8%):
 6,681  AmSouth Prime Obligations Fund...............................      6,681
     5  AmSouth U.S. Treasury Fund...................................          5
                                                                        --------
  Total Investment Companies (Cost--$6,686)                                6,686
                                                                        --------
  Total (Cost--$282,535) (a)                                            $370,529
                                                                        ========

--------
Percentages indicated are based on net assets of $372,769.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........ $89,043
   Unrealized depreciation........  (1,049)
                                   -------
   Net unrealized appreciation.... $87,994
                                   =======

(b) Represents non-income producing securities.
ADR--American Depository Receipt
PLC--Public Limited Co.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1997
                             (Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 CORPORATE BONDS (38.3%):
 Appliances (0.2%):
  $   500  Whirlpool Corp., 9.50%, 6/15/00..........................   $    543
                                                                       --------
 Automotive (1.7%):
    4,070  Ford Capital B.V., 9.13%, 5/1/98 (Guaranteed by Ford
            Motor Co.)..............................................      4,175
      908  General Motors Corp., 9.63%, 12/1/00.....................        999
                                                                       --------
                                                                          5,174
                                                                       --------
 Banking (6.3%):
    1,475  Banc One Corp., 7.00%, 7/15/05...........................      1,507
    1,150  BankAmerica Corp., 9.50%, 4/1/01.........................      1,269
    7,000  Bankers Trust Co., 9.50%, 6/14/00........................      7,586
    2,356  J.P. Morgan & Co., 7.63%, 9/15/04........................      2,515
    4,306  NationsBank Corp., 5.38%, 4/15/00........................      4,225
    2,259  SunTrust Banks, Inc., 7.38%, 7/1/06......................      2,372
                                                                       --------
                                                                         19,474
                                                                       --------
 Beverages (1.8%):
    2,000  Coca-Cola Enterprises, Inc., 6.38%, 8/1/01...............      2,010
    3,530  PepsiCo, Inc., 7.63%, 11/1/98............................      3,598
                                                                       --------
                                                                          5,608
                                                                       --------
 Brokerage Services (2.5%):
    1,000  Bear Stearns & Co., Inc., 6.50%, 6/15/00.................      1,009
    3,000  Dean Witter Discover & Co., 6.50%, 11/1/05...............      2,974
    1,035  Merrill Lynch & Co., Inc., 9.00%, 5/1/98.................      1,061
    1,000  Merrill Lynch & Co., Inc., 6.38%, 3/30/99................      1,006
      750  Merrill Lynch & Co., Inc., 8.25%, 11/15/99...............        784
    1,025  Morgan Stanley Group, Inc., 9.25%, 3/1/98................      1,046
                                                                       --------
                                                                          7,880
                                                                       --------
 Entertainment (0.3%):
    1,000  Columbia Picture Entertainment, Inc., 9.88%, 2/1/98......      1,017
                                                                       --------
 Financial Services (5.8%):
    2,000  American Express Credit Corp., 6.50%, 8/1/00.............      2,020
    2,000  Associates Corp., 6.25%, 3/15/99.........................      2,010
    2,950  Avco Financial Service Corp., 5.50%, 4/1/00..............      2,909
      500  Beneficial Corp., 9.90%, 11/17/97........................        506
    1,310  British Telecom Finance, Inc., 9.38%, 2/15/99 (Guaranteed
            by British Telecommunications PLC)......................      1,377

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Financial Services, continued:
  $ 2,000  Commercial Credit Co., 7.38%, 3/15/02....................   $  2,085
    3,000  Commercial Credit Co., 6.50%, 8/1/04.....................      2,998
    1,100  Ford Motor Credit Co., 6.25%, 12/8/05....................      1,074
    1,000  Margaretten Financial Corp., 6.75%, 6/15/00..............      1,010
    2,000  Norwest Financial, Inc., 6.63%, 7/15/04..................      2,026
                                                                       --------
                                                                         18,015
                                                                       --------
 Forest & Paper Products (0.3%):
    1,000  Mead Corp., 6.60%, 3/1/02................................      1,010
                                                                       --------
 Industrial Goods & Services (4.4%):
    2,655  Browning-Ferris Industries, Inc., 6.10%, 1/15/03.........      2,612
    2,570  E. I. Dupont de Nemours & Co., 6.75%, 10/15/02...........      2,621
      700  Exxon Capital Corp., 7.45%, 12/15/01.....................        734
    2,000  First Data Corp., 6.75%, 7/15/05.........................      2,035
    1,390  Illinois Tool Works, Inc., 5.88%, 3/1/00.................      1,383
    1,156  Rockwell International Corp., 6.63%, 6/1/05..............      1,175
    1,200  Waste Management, Inc., 6.38%, 12/1/03...................      1,190
    2,000  Waste Management, Inc., 7.00%, 5/15/05...................      2,050
                                                                       --------
                                                                         13,800
                                                                       --------
 Insurance (2.6%):
    1,000  AON Corp., 6.88%, 10/1/99................................      1,017
    1,600  Capital Holding Corp., 9.20%, 4/17/01....................      1,750
      989  Chubb Corp., 8.75%, 11/15/99.............................      1,046
    3,000  Hartford Life, Inc., 6.90%, 6/15/04......................      3,064
    1,300  Torchmark Corp., 9.63%, 5/1/98...........................      1,335
                                                                       --------
                                                                          8,212
                                                                       --------
 Oil & Gas Exploration & Production Services (0.5%):
    1,464  BP America, Inc., 9.38%, 11/1/00 (Guaranteed by British
            Petroleum Co. PLC)......................................      1,601
                                                                       --------
 Pharmaceuticals (0.3%):
    1,000  McKesson Corp., 8.63%, 2/1/98............................      1,013
                                                                       --------
 Railroads (1.1%):
    2,395  Union Pacific Corp., 6.25%, 3/15/99......................      2,401
    1,000  Union Pacific Corp., 7.00%, 6/15/00......................      1,017
                                                                       --------
                                                                          3,418
                                                                       --------

                                   Continued

AMSOUTH MUTUAL FUNDS
BOND FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                            (Amounts in Thousands)


 PRINCIPAL         SECURITY            MARKET
  AMOUNT          DESCRIPTION          VALUE
 --------- ------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Retail-Discount Stores (0.3%):
  $ 1,000  Wal-Mart Stores, Inc.,
            6.75%, 5/15/02.........   $  1,023
                                      --------
 Utility-Electric (4.5%):
    2,000  Consolidated Edison Co.
            of New York, Inc.,
            6.63%, 2/1/02..........      2,023
    1,000  Northern States Power
            Co., 5.50%, 2/1/99.....        994
    2,500  Northern States Power
            Co., 7.88%, 10/1/01....      2,650
    2,250  Oklahoma Gas & Electric
            Co., 6.25%, 10/15/00...      2,258
      500  Pacific Gas & Electric
            Co., 5.38%, 6/1/98.....        498
    1,000  Southern California
            Edison Co., 5.60%,
            12/15/98...............        996
    2,000  Tampa Electric Co.,
            6.13%, 5/1/03..........      1,985
    2,500  Virginia Electric &
            Power Co., 8.00%,
            3/1/04.................      2,713
                                      --------
                                        14,117
                                      --------
 Utility-Telephone (5.7%):
    1,000  BellSouth
            Telecommunications,
            Inc., 6.25%, 5/15/03...        997
    2,000  GTE California, Inc.,
            5.63%, 2/1/01..........      1,965
    2,295  GTE Northwest, Inc.,
            Series A, 7.38%,
            5/1/01.................      2,381
    1,600  GTE Southwest, Inc.,
            Series A, 5.82%,
            12/1/99................      1,600
      500  Michigan Bell Telephone,
            5.88%, 9/15/99.........        501
    2,000  Pacific Bell, 6.88%,
            8/15/06................      2,055
    2,000  Southern New England
            Telecommuni-
            cations Corp., 6.50%,
            2/15/02................      2,020
    2,000  Southwestern Bell
            Telephone, 6.63%,
            4/1/05.................      2,020
    4,000  U.S. West Communications
            Group,
            6.63%, 9/15/05.........      4,045
                                      --------
                                        17,584
                                      --------
  Total Corporate Bonds (Cost--
  $117,021)                            119,489
                                      --------

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 U.S. GOVERNMENT AGENCIES (6.1%):
 Federal National Mortgage Assoc.
   4,000   7.05%, 11/12/02...........................................   $  4,177
   1,500   7.40%, 7/1/04.............................................      1,602
   8,200   8.50%, 2/1/05.............................................      8,646
   2,300   5.88%, 2/2/06.............................................      2,241
 Resolution Trust Funding Corp:
   5,000   6.08%, 1/30/10............................................      2,295
                                                                        --------
  Total U.S. Government Agencies (Cost--$18,480)                          18,961
                                                                        --------
 U.S. TREASURY BONDS (52.4%):
   5,000   7.50%, 11/15/01...........................................      5,301
  29,000   6.38%, 8/15/02............................................     29,599
  36,000   5.75%, 8/15/03............................................     35,669
  21,000   5.88%, 11/15/05...........................................     20,761
   6,000   6.50%, 10/15/06...........................................      6,180
   2,021   3.38%, 1/15/07**..........................................      1,987
  18,000   7.50%, 11/15/16...........................................     20,270
   4,000   7.25%, 8/15/22............................................      4,429
  39,700   6.25%, 8/15/23............................................     39,122
                                                                        --------
  Total U.S. Treasury Bonds (Cost--$154,622)                             163,318
                                                                        --------
 U.S. TREASURY STRIPS (1.7%):
   8,000   02/15/04..................................................      5,435
                                                                        --------
  Total U.S. Treasury Strips (Cost--$5,313)                                5,435
                                                                        --------
 MEDIUM TERM NOTE (0.0%):
      25   Associates Corp. N.A., 6.00%, 3/15/99.....................         25
                                                                        --------
  Total Medium Term Note (Cost--$25)                                          25
                                                                        --------
 INVESTMENT COMPANY (1.1%):
   3,278   AmSouth Prime Obligations Fund............................      3,278
                                                                        --------
  Total Investment Company (Cost--$3,278)                                  3,278
                                                                        --------
  Total (Cost--$298,739) (a)                                            $310,506
                                                                        ========

--------
Percentages indicated are based on net assets of $311,881.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax reporting purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $6. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........ $12,268
   Unrealized depreciation........   (501)
                                   -------
   Net unrealized appreciation.... $11,767
                                   =======

**Inflation indexed bonds
PLC--Public Limited Co.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS
GOVERNMENT INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1997
                             (Amounts in Thousands)

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                            DESCRIPTION                           VALUE
 --------- ------------------------------------------------------------  -------
 U.S. GOVERNMENT AGENCIES (78.8%):
 Government National Mortgage Assoc.:
  $   54   9.50%, 5/15/18, Pool #237970................................  $    58
      87   9.00%, 6/15/18, Pool #251674................................       92
     109   9.00%, 8/15/18, Pool #256195................................      115
      99   9.50%, 2/15/19, Pool #229511................................      107
     183   9.50%, 6/15/19, Pool #273497................................      197
      15   9.50%, 7/15/19, Pool #272490................................       17
     158   9.00%, 10/15/19, Pool #282314...............................      167
      67   9.00%, 10/15/19, Pool #265423...............................       71
      64   8.50%, 12/15/19, Pool #192962...............................       66
     124   9.00%, 12/15/19, Pool #155126...............................      131
     123   9.00%, 1/15/20, Pool #145478................................      130
      65   9.00%, 3/15/20, Pool #281980................................       69
      83   9.00%, 5/15/20, Pool #282467................................       88
      64   9.50%, 5/15/20, Pool #288952................................       69
     283   9.50%, 9/15/20, Pool #287187................................      304
      30   9.50%, 9/15/20, Pool #210730................................       32
     148   8.50%, 11/15/20, Pool #296517...............................      154
      74   9.00%, 11/15/20, Pool #293865...............................       79
     155   9.50%, 11/15/20, Pool #299157...............................      167
     225   9.50%, 11/15/20, Pool #282659...............................      242
       9   9.50%, 12/15/20, Pool #297517...............................        9
      54   9.50%, 12/15/20, Pool #295078...............................       58
      22   9.50%, 1/15/21, Pool #300061................................       23
     431   9.00%, 2/15/21, Pool #295094................................      456
      66   8.50%, 8/15/21, Pool #310782................................       69
     124   8.50%, 8/15/21, Pool #310287................................      130
     209   9.50%, 8/15/21, Pool #306082................................      225
     111   9.00%, 9/15/21, Pool #312637................................      118

 SHARES OR
 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Government National Mortgage Assoc., continued:
  $   53   9.00%, 9/15/21, Pool #312960...............................   $    56
      89   8.50%, 10/15/21, Pool #313828..............................        93
      95   9.00%, 10/15/21, Pool #309619..............................       101
     121   9.00%, 1/15/22, Pool #316246...............................       128
      25   9.00%, 4/15/22, Pool #312880...............................        27
      91   9.00%, 6/15/22, Pool #315171...............................        96
      23   9.00%, 9/15/22, Pool #333385...............................        25
      13   8.50%, 2/15/23, Pool #343166...............................        13
     202   7.50%, 6/15/24, Pool #401000...............................       205
     991   7.50%, 7/15/25, Pool #365408...............................     1,008
     446   7.50%, 8/15/25, Pool #408478...............................       454
   1,848   7.50%, 9/15/25, Pool #377615...............................     1,880
     655   7.50%, 9/15/25, Pool #394478...............................       667
      31   7.50%, 9/15/25, Pool #365435...............................        32
     439   7.50%, 12/15/25, Pool #384943..............................       446
     472   8.00%, 7/15/26, Pool #391645...............................       488
                                                                         -------
  Total U.S. Government Agencies (Cost--$9,152)                            9,162
                                                                         -------
 U.S. TREASURY BONDS (19.8%):
     700   6.50%, 5/15/05.............................................       720
   1,400   7.50%, 11/15/16............................................     1,577
                                                                         -------
  Total U.S. Treasury Bonds (Cost--$2,071)                                 2,297
                                                                         -------
 INVESTMENT COMPANY (1.4%):
     163   AmSouth U.S. Treasury Fund.................................       163
                                                                         -------
  Total Investment Company (Cost--$163)                                      163
                                                                         -------
  Total (Cost--$11,386) (a)                                              $11,622
                                                                         =======

--------
Percentages indicated are based on net assets of $11,622.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........... $269
   Unrealized depreciation...........  (33)
                                      ----
   Net unrealized appreciation....... $236
                                      ====

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
LIMITED MATURITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1997
                             (Amounts in Thousands)

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 CORPORATE BONDS (55.4%):
 Banking (7.1%):
  $ 2,000  Comerica Bank, 5.95%, 9/15/97............................   $  2,001
    2,000  NationsBank Corp., 5.38%, 4/15/00........................      1,963
    2,500  NationsBank Corp., 5.70%, 9/11/00........................      2,466
    2,500  Norwest Corp., 5.75%, 3/15/98............................      2,500
      900  Wachovia Bank, 6.30%, 3/15/01............................        904
                                                                       --------
                                                                          9,834
                                                                       --------
 Beverages (1.1%):
    1,500  PepsiCo, Inc., 5.46%, 7/1/98.............................      1,495
                                                                       --------
 Brokers (2.6%):
    2,500  Bear Stearns & Co., Inc., 6.50%, 6/15/00.................      2,522
    1,000  Bear Stearns & Co., Inc., 6.05%, 7/5/00..................      1,009
                                                                       --------
                                                                          3,531
                                                                       --------
 Electric Utility (7.3%):
      600  Baltimore Gas & Electric Co., 5.50%, 7/15/00.............        590
    1,000  Florida Power & Light Co., Series B, 5.70%, 3/5/98.......      1,000
    3,000  Florida Power Corp., 6.50%, 12/1/99......................      3,030
    1,000  Georgia Power Co., 5.50%, 4/1/98.........................      1,000
    1,500  Georgia Power Co., 6.13%, 9/1/99.........................      1,502
    3,000  SCANA Corp., 5.76%, 7/1/98...............................      3,008
                                                                       --------
                                                                         10,130
                                                                       --------
 Financial Services (20.0%):
    2,000  Associates Corp. of North America, 6.63%, 11/15/97.......      2,007
    1,200  Associates Corp. of North America, 7.50%, 5/15/99........      1,230
    3,000  Associates Corp. of North America, 7.25%, 9/1/99.........      3,068
      500  Beneficial Corp., 7.32%, 11/17/99........................        514
    3,000  British Gas Finance, 8.75%, 3/15/98 (Guaranteed by
            British Gas PLC)........................................      3,052
    1,000  Commercial Credit Co., 8.26%, 11/1/01....................      1,073
    2,000  Dean Witter Discover & Co., 6.26%, 3/15/00...............      2,007
    2,000  Deere & Co., Series B, 8.73%, 4/14/98....................      2,096
    1,500  Ford Motor Credit Co., 6.00%, 3/24/98....................      1,505
    1,500  Ford Motor Credit Co., 8.38%, 1/15/00....................      1,577
    4,000  Ford Motor Credit Co., 8.20%, 2/15/02....................      4,285

 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 CORPORATE BONDS, CONTINUED:
 Financial Services, continued:
  $ 5,000  Household Finance Co., 8.95%, 9/15/99....................   $  5,275
                                                                       --------
                                                                         27,689
                                                                       --------
 Food Products (2.1%):
    2,850  Grand Metro Investment, 6.50%,
            9/15/99, (Guaranteed by Grand
            Metropolitan PLC).......................................      2,878
                                                                       --------
 Forest & Paper Products (0.7%):
    1,000  Mead Corp., 6.60%, 3/1/02................................      1,010
                                                                       --------
 Gas Utility (1.3%):
    1,770  Northern Illinois Gas Co., 5.88%, 5/1/00, Callable 5/1/98
            @ 100...................................................      1,748
                                                                       --------
 Industrial Goods & Services (0.6%):
      850  Honeywell, Inc., 6.75%, 3/15/02..........................        864
                                                                       --------
 Insurance (9.0%):
    2,625  Allstate Corp., 5.88%, 6/15/98...........................      2,631
    2,000  American General Corp., 7.70%, 10/15/99..................      2,068
    1,500  AON Corp., 6.88%, 10/1/99................................      1,526
    2,000  Hartford Financial Services Group, Inc., 8.20%, 10/15/98.      2,056
    1,000  St. Paul Cos., Inc., Series A, 6.17%, 1/15/01............        997
    1,000  Travelers, Inc., 6.13%, 6/15/00..........................      1,000
    2,200  USLife Corp., 6.38%, 6/15/00.............................      2,186
                                                                       --------
                                                                         12,464
                                                                       --------
 Leasing (2.2%):
    1,000  USL Capital Corp., 7.00%, 11/1/97........................      1,005
    2,000  USL Capital Corp., 8.13%, 2/15/00........................      2,085
                                                                       --------
                                                                          3,090
                                                                       --------
 Retail-Discount Store (0.7%):
    1,000  Wal-Mart Stores, Inc., 5.50%, 3/1/98.....................        999
                                                                       --------
 Telecommunication Equipment (0.7%):
    1,000  Lucent Technologies, Inc., 6.90%, 7/15/01................      1,022
                                                                       --------
  Total Corporate Bonds (Cost--$75,262)                                  76,754
                                                                       --------
 U.S. GOVERNMENT AGENCY (1.4%):
    1,000  Federal Home Loan Mortgage Corp., 5.75%, 11/16/98,
            Continuously callable @ 100.............................      1,002

                                   Continued

AMSOUTH MUTUAL FUNDS
LIMITED MATURITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)


 PRINCIPAL                        SECURITY                          MARKET
  AMOUNT                        DESCRIPTION                         VALUE
 --------- -----------------------------------------------------   --------
 U.S. GOVERNMENT AGENCY, CONTINUED:
  $ 1,000  Federal Home Loan Mortgage Corp., 5.90%, 4/21/00,
            Continuously
            callable @ 100......................................   $    990
                                                                   --------
  Total U.S. Government Agency (Cost--$1,999)                         1,992
                                                                   --------
 U.S. TREASURY NOTES (41.6%):
    9,000  6.63%, 7/31/01.......................................      9,236
      500  5.88%, 11/30/01......................................        499
    8,700  6.13%, 12/31/01......................................      8,776
   27,500  6.38%, 8/15/02.......................................     28,068

 PRINCIPAL
  AMOUNT                            SECURITY                             MARKET
 OR SHARES                         DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 U.S. TREASURY NOTES, CONTINUED:
  $11,200  5.88%, 2/15/04............................................   $ 11,153
                                                                        --------
  Total U.S. Treasury Notes (Cost--$56,754)                               57,732
                                                                        --------
 INVESTMENT COMPANY (0.2%):
      221  AmSouth Prime Obligations Fund............................        221
                                                                        --------
  Total Investment Company (Cost--$221)                                      221
                                                                        --------
  Total (Cost--$134,236) (a)                                            $136,699
                                                                        ========

--------
Percentages indicated are based on net assets of $138,675.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation......... $2,629
    Unrealized depreciation.........   (166)
                                     ------
    Net unrealized appreciation..... $2,463
                                     ======

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
FLORIDA TAX-FREE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1997
                             (Amounts in Thousands)

 PRINCIPAL                           SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                            VALUE
 --------- -----------------------------------------------------------   -------
 FLORIDA MUNICIPAL BONDS (97.7%):
  $  545   Altamonte Springs, Health Facilities Authority, Hospital
            Revenue, ETM, 5.60%, 10/1/10..............................   $   587
     655   Brevard County, Solid Waste Disposal System Revenue, 5.63%,
            4/1/08, Callable 4/1/03 @ 102.............................       681
   1,000   Broward County Expressway Authority, Series A, GO, 6.50%,
            7/1/04, Callable 9/26/97 @ 101............................     1,012
   1,500   Broward County School District, GO, 5.60%, 2/15/07,
            Callable 2/15/03 @ 102....................................     1,603
   1,000   Cape Coral, Special Obligation Revenue, Wastewater
            Assessment--Green Area, 5.50%, 7/1/99, FSA................     1,027
   1,000   Clearwater, Water & Sewer Revenue, 4.75%, 12/1/00, AMBAC...     1,023
   1,000   Dade County, Aviation Authority, Series 1994 B, 6.25%,
            10/1/04, AMBAC............................................     1,117
     725   Dade County, School Board, Certificates of Participation,
            Series A, 5.20%, 5/1/06, AMBAC............................       762
   1,000   Dade County, Water & Sewer System Revenue, 4.70%, 10/1/04,
            FGIC......................................................     1,021
   1,000   Davie, Water & Sewer Revenue, 5.20%, 10/1/99, AMBAC........     1,024
   1,000   Division of Bond Finance, Department of Natural Resources,
            Preservation 2000, Series A, 5.40%, 7/1/07,
            Callable 7/1/03 @ 101, FSA................................     1,050
   1,000   Division of Bond Finance, Department of Natural Resources,
            Save Our Coast, 6.30%, 7/1/04,
            Callable 7/1/01 @ 101, MBIA...............................     1,078
   1,250   Ft. Lauderdale, Park Improvement Project, GO, 5.50%,
            7/1/17, Callable 1/1/04 @ 101.............................     1,271
     500   Gulf Breeze, Local Government, Series C, 5.90%, 12/1/10,
            Callable 12/1/06 @ 101, FGIC..............................       537
   1,000   Hillsborough County, Capital Improvements, County Center
            Project, Series B, 5.00%, 7/1/13,
            Callable 7/1/06 @ 102, MBIA...............................     1,003
     750   Hillsborough County, Environmental Land, 6.00%, 7/1/03 *,
            Callable 7/1/02 @ 102, AMBAC-TCRS.........................       819
   1,000   Hillsborough County, Solid Waste & Resource Recovery
            Revenue, 5.30%, 10/1/03, MBIA.............................     1,056
   1,000   Homestead, Special Insurance Assessment Revenue, 4.90%,
            9/1/00, MBIA..............................................     1,027
     810   Housing Finance Agency, Homeowner Mortgages, Series 1995 A-
            1, 5.65%, 1/1/09, Callable 1/1/06 @ 102...................       836
   1,000   Indian River, Hospital District, Hospital Revenue, 5.50%,
            10/1/11, Callable 10/1/06 @ 102, FSA......................     1,051
   1,000   Jacksonville, District Water & Sewer Revenue, ETM, 5.20%,
            10/1/02, MBIA.............................................     1,048
     500   Jacksonville, Electric Authority, St. John's River Power
            Park, 6.95%, 10/1/04, Callable 10/1/99 @ 101.5............       537
   1,000   Jacksonville, Electric Authority, St. John's River Issue 2-
            15, 4.75%, 10/1/07, Callable 4/1/06 @ 101.................     1,017
   1,010   Jacksonville, Excise Tax Revenue, Series A, 5.50%, 10/1/05,
            FGIC......................................................     1,087
   1,000   Lake County, Sales Tax Revenue, 5.13%, 12/1/98, FGIC.......     1,016
   1,000   Lee County, Capital Improvements Revenue, Series B, 4.75%,
            10/1/00, MBIA.............................................     1,021
   1,000   Lee County, Local Option Gas Tax Revenue, 4.50%, 10/1/01,
            MBIA......................................................     1,016
     500   Manatee County School Board, Certificates of Participation
            5.75%, 7/1/09, Callable 7/1/06 @ 102, MBIA................       547
   1,000   Martin County, GO, 3.80%, 8/1/98...........................     1,000
   1,000   Miami Beach, Water & Sewer Revenue, 5.38%, 9/1/08, Callable
            9/1/05 @ 102, FSA.........................................     1,063
   1,000   Orange County, Sales Tax Revenue, Series A, 4.38%, 1/1/01,
            FGIC......................................................     1,011
   1,000   Orlando & Orange County Expressway Authority, Expressway
            Revenue, Senior Lien, 4.80%, 7/1/01, AMBAC................     1,026
   1,500   Orlando Utilities Commission, Water & Electric Revenue,
            Series B, 5.10%, 10/1/11, Callable 10/1/06 @ 100..........     1,520
   1,500   Orlando, Wastewater System Revenue, Series B, 4.90%,
            10/1/06, Callable 10/1/03 @ 102, AMBAC....................     1,541
   1,000   Ormond Beach, Water & Sewer Revenue, 5.60%, 9/1/99, FGIC...     1,033
   1,000   Pasco County, Water & Sewer Revenue, Series A, 5.50%,
            10/1/03, Callable 10/1/02 @ 102, FGIC.....................     1,065
   1,000   Pembroke Pines, Public Improvement, 4.63%, 10/1/00, AMBAC..     1,018
   1,000   Polk County, Capital Improvement, 4.30%, 12/1/02, FGIC.....     1,007
   1,000   Port of Palm Beach, Revenue Bonds, 6.25%, 9/1/08, Callable
            9/1/02 @ 102, MBIA........................................     1,102

                                   Continued

AMSOUTH MUTUAL FUNDS
FLORIDA TAX-FREE FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

 SHARES OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   -------
 FLORIDA MUNICIPAL BONDS, CONTINUED:
  $1,000   Reedy Creek, Improvement District, Series C, 4.90%,
            6/1/08, Callable 12/1/05 @ 101, AMBAC....................   $ 1,021
   1,000   St. Johns River Management District, Land Acquisition,
            5.10%, 7/1/09, Callable 7/1/05 @ 100, FSA................     1,021
     600   St. Lucie County, Sales Tax Revenue, 4.20%, 10/1/01, FGIC.       601
     800   St. Lucie County, Sales Tax Revenue, 4.30%, 10/1/02, FGIC.       803
   1,000   Seminole County, Local Option Gas Tax Revenue, 5.00%,
            10/1/02, FGIC............................................     1,039
   1,000   Seminole County, School District, GO, 5.20%, 8/1/97, MBIA.     1,000
     890   Senior Lien, Jacksonville Transportation Authority, GO,
            6.25%, 7/1/06............................................     1,011
   1,000   Sunshine Skyway Revenue, 6.60%, 7/1/08 *, Callable 7/1/01
            @ 101....................................................     1,083
   1,000   Tallahassee, Consolidated Utility System Revenue, 5.80%,
            10/1/08, Callable 10/1/03 @ 102..........................     1,082
     550   Tampa, Solid Waste System Revenue, 4.90%, 10/1/02, FGIC...       568
   1,000   Tampa Sports Authority, Local Option Sales Tax Revenue,
            Stadium Project, 6.00%, 1/1/06, MBIA.....................     1,110
     750   Tampa Water & Sewer Revenue, 5.25%, 10/1/12, Callable
            10/1/05 @ 102, FGIC......................................       770
   1,000   Turnpike Authority, Turnpike Revenue, Series A, 5.50%,
            7/1/11, Callable 7/1/05 @ 101, FGIC......................     1,047
   1,000   Volusia County School District, GO, 5.30%, 6/1/01, FSA....     1,040
                                                                        -------
  Total Florida Municipal Bonds (Cost--$50,174).......................   52,456
                                                                        -------
 INVESTMENT COMPANY (1.4%):
       9   AmSouth Tax Exempt Fund...................................         9
     766   Dreyfus Florida Money Market Fund.........................       766
                                                                        -------
  Total Investment Company (Cost--$775)...............................      775
                                                                        -------
  Total (Cost--$50,949) (a)...........................................  $53,231
                                                                        =======

--------
Percentages indicated are based on net assets of $53,688.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation......... $2,301
    Unrealized depreciation.........    (19)
                                     ------
    Net unrealized appreciation..... $2,282
                                     ======

* Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.

AMBAC--Insured by AMBAC Indemnity Corp.
ETM--Escrowed to Maturity
FGIC--Insured by Financial Guaranty Insurance Corp.
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.
TCRS--Transferrable Custodial Receipts

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
MUNICIPAL BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1997
                             (Amounts in Thousands)

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 MUNICIPAL BONDS (95.5%):
 Alabama (56.4%):
  $3,700   Alabama State Judicial Building Authority, Judicial
            Facilties Project, 4.75%, 1/1/05, AMBAC..................   $  3,765
   3,880   Alabama State Judicial Building Authority, Judicial
            Facilties Project, 4.85%, 1/1/06, AMBAC..................      3,969
   2,640   Alabama State Mental Health Finance Authority, Special
            Tax, 4.88%, 5/1/03, MBIA.................................      2,714
   5,000   Alabama State, GO, 5.70%, 9/1/98..........................      5,099
   1,000   Alabama State Industrial Access Road & Bridge Corp.,
            Capital Improvements, Series A, 4.40%, 6/1/02............      1,000
   1,520   Alabama State Industrial Access Road & Bridge Corp.,
            Capital Improvements, Series A, 4.60%, 6/1/03............      1,530
   3,000   Alabama State Municipal Electric Authority, Power Supply
            Revenue, Series A, 5.75%, 9/1/01, MBIA...................      3,180
   7,000   Alabama State Public School & College Authority, 4.50%,
            12/1/01..................................................      7,107
   7,350   Alabama State Public School & College Authority, 4.75%,
            12/1/03, Callable 6/1/03 @ 103 ..........................      7,531
   3,340   Alabama State Public School & College Authority, 5.00%,
            12/1/05, Callable 6/1/03 @ 103 ..........................      3,462
   5,000   Alabama State Public School & College Authority, Capital
            Improvement, 4.75%, 11/1/06,
            Callable 11/1/05 @ 101...................................      5,093
   2,445   Alabama State Water Pollution Control Authority, Revolving
            Fund, Series A, 4.60%, 8/15/02, AMBAC....................      2,487
   1,760   Alabama State Water Pollution Control Authority, Revolving
            Fund, Series B, 5.25%, 8/15/08,
            Callable 8/15/06 @ 100, AMBAC............................      1,833
   1,350   Alabama State Water Pollution Control Authority, Revolving
            Fund, Series B, 5.38%, 8/15/10,
            Callable 8/15/06 @ 100, AMBAC ...........................      1,398
   2,495   Alabama State Water Pollution Control Authority, Revolving
            Fund, Series B, 5.40%, 8/15/11,
            Callable 8/15/06 @ 100, AMBAC ...........................      2,580
   1,000   Auburn University, University Revenues, Athletic, Series
            A, 6.70%, 4/1/99, Callable 10/1/97 @ 101 ................      1,015
   1,000   Auburn University, University Revenues, General Fee,
            5.25%, 6/1/06, Callable 6/1/03 @ 102, MBIA ..............      1,048
   1,500   Birmingham, GO, 4.90%, 7/1/06 ............................      1,541
   1,500   Birmingham, Series B, GO, 5.50%, 4/1/99 ..................      1,535
   2,000   Birmingham, Series B, GO, 5.65%, 4/1/00 ..................      2,077
   3,465   Birmingham, Industrial Water Board, Industrial Water
            Supply, 6.20%, 7/1/08, Pre-refunded 1/1/07 @ 100 ........      3,743
   1,100   Birmingham, Industrial Water Board, Industrial Water
            Supply, ETM, 5.30%, 3/1/04, Callable 3/1/03 @ 102 .......      1,157
   1,000   Birmingham, Industrial Water Board, Industrial Water
            Supply, ETM, 5.40%, 3/1/05, Callable 3/1/03 @ 102 .......      1,061
   1,300   Birmingham, Industrial Water Board, Industrial Water
            Supply, 5.50%, 3/1/06, Pre-refunded 3/1/05 @ 100 ........      1,386
     500   Birmingham Medical Clinic Board, Baptist Medical Centers,
            ETM, 8.30%, 7/1/08, Callable 1/1/98 @ 100 ...............        607
   1,375   Birmingham Waterworks & Sewer Board, Water & Sewer
            Revenue, 5.90%, 1/1/03, Callable 1/1/02 @ 102 ...........      1,481
   1,045   Clark & Mobile County, Gas District, 5.60%, 12/1/17,
            Callable 12/1/06 @ 102, MBIA ............................      1,084
   9,500   Daphne, Special Care Facilities Financing Authority,
            Presbyterian Retirement Corp., 7.30%, 8/15/18,
            Pre-refunded 8/15/01 @ 100 ..............................     10,561
     655   Decatur, Warrants, Series E, Limited GO, 4.85%, 8/1/03,
            Callable 8/1/02 @ 102 ...................................        672
     685   Decatur, Warrants, Series E, Limited GO, 5.00%, 8/1/04,
            Callable 8/1/02 @ 102 ...................................        707
     720   Decatur, Warrants, Series E, Limited GO, 5.10%, 8/1/05,
            Callable 8/1/02 @ 102 ...................................        745
     760   Decatur, Warrants, Series E, Limited GO, 5.20%, 8/1/06,
            Callable 8/1/02 @ 102 ...................................        789
     750   Decatur, Warrants, Series E, Limited GO, 5.25%, 8/1/08,
            Callable 8/1/02 @ 102 ...................................        773
     750   Decatur, Warrants, Series E, Limited GO, 5.30%, 8/1/09,
            Callable 8/1/02 @ 102 ...................................        771
   2,845   Florence, Warrants, Series A, GO, 4.65%, 9/1/03, MBIA ....      2,895
   1,020   Florence, Warrants, Series B, GO, 4.45%, 9/1/02, AMBAC ...      1,032
   1,065   Florence, Warrants, Series B, GO, 4.55%, 9/1/03, AMBAC ...      1,080

                                   Continued

AMSOUTH MUTUAL FUNDS
MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

 SHARES OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 MUNICIPAL BONDS, CONTINUED:
 Alabama, continued:
  $4,700   Gadsden, East Alabama Medical Clinic Board, Baptist
            Hospital of Gadsden, Inc., Series A, 7.80%, 11/1/21,
            Pre-refunded 11/1/01 @ 102 .............................   $  5,426
   9,455   Hoover, Warrants, Series B, GO, 8.00%, 3/1/20, Pre-
            refunded 3/1/00 @ 102, AMBAC ...........................     10,532
   1,000   Houston County, Warrants, Series A, Limited GO, 5.00%,
            7/1/02 .................................................      1,033
   2,500   Huntsville, Warrants, Limited GO, 6.95%, 2/1/02, Pre-
            refunded 2/1/00 @ 102 ..................................      2,716
   6,545   Huntsville, Warrants, Series A, GO, 4.50%, 2/1/02 .......      6,619
   2,780   Huntsville, Water System, Warrants, 5.00%, 5/1/02,
            AMBAC ..................................................      2,866
   3,125   Huntsville, Water System, Warrants, 5.05%, 5/1/03,
            Callable 5/1/02 @ 102, AMBAC ...........................      3,233
   1,370   Jefferson County, Warrants, GO, 6.75%, 4/1/00, Pre-
            refunded 4/1/99 @ 102 ..................................      1,454
   1,000   Jefferson County, Warrants, GO, 6.80%, 4/1/01, Pre-
            refunded 4/1/99 @ 102 ..................................      1,062
   1,000   Jefferson County, Warrants, GO, ETM, 6.50%, 4/1/99 ......      1,040
   5,000   Jefferson County, Warrants, GO, 5.00%, 4/1/04, Callable
            4/1/03 @ 102 ...........................................      5,139
   1,000   Jefferson County Board of Education, Capital Outlay,
            5.40%, 2/15/10, Callable 2/15/03 @ 102, AMBAC ..........      1,040
   1,500   Jefferson County, Sewer Revenue Warrants, ETM, 7.00%,
            9/1/98 .................................................      1,549
   2,400   Jefferson County, Sewer Revenue Warrants, 5.40%, 9/1/04,
            Pre-refunded 3/1/03 @ 102.5, MBIA ......................      2,581
   2,500   Mobile, Warrants, GO, Convention Center Project, 7.13%,
            8/15/20, Pre-refunded 8/15/00 @ 102, AMBAC .............      2,761
   1,685   Mobile, Warrants, GO, 6.50%, 2/15/06, AMBAC .............      1,923
   1,000   Mobile, Water & Sewer Commissioners, Water & Sewer
            Revenue, Series A, 7.10%, 1/1/99,
            Callable 1/1/98 @ 101 ..................................      1,024
   3,250   Mobile, Water & Sewer Commissioners, Water & Sewer
            Revenue, 5.00%, 1/1/05, FGIC ...........................      3,358
   1,350   Mobile County, Series A, GO, 5.00%, 2/1/04, Callable
            2/1/03 @ 102 ...........................................      1,393
   1,000   Mobile County, Warrants, Series A, Limited GO, 5.00%,
            2/1/04, Callable 2/1/03 @ 102 ..........................      1,032
   5,000   Mobile County, Warrants, Series A, Limited GO, 5.10%,
            2/1/05, Callable 2/1/03 @ 102 ..........................      5,196
   1,000   Mobile County, Warrants, GO, 6.35%, 2/1/04, Pre-refunded
            2/1/00 @ 102 ...........................................      1,072
   1,850   Mobile County, Warrants, GO, 6.55%, 2/1/06, Pre-refunded
            2/1/00 @ 102 ...........................................      1,992
   2,670   Mobile County Board of School Commissioners, Warrants,
            Capital Outlay, 4.80%, 3/1/02, AMBAC ...................      2,734
   1,040   Montgomery, Warrants, Series A, GO, 5.00%, 5/1/05,
            Callable 5/1/03 @ 102 ..................................      1,074
   1,000   Montgomery, Warrants, Series A, GO, 5.00%, 5/1/06,
            Callable 5/1/03 @ 102 ..................................      1,030
   1,000   Montgomery, Waterworks & Sanitary Sewer Board, 7.20%,
            9/1/02, Pre-refunded 3/1/00 @ 102 ......................      1,092
   1,000   Montgomery, Waterworks & Sanitary Sewer Board, Series B,
            5.45%, 9/1/00 ..........................................      1,037
   1,410   Montgomery, Waterworks & Sanitary Sewer Board, Series B,
            5.60%, 3/1/01 ..........................................      1,473
   1,000   Montgomery, Waterworks & Sanitary Sewer Board, Series B,
            5.70%, 9/1/02 ..........................................      1,063
     560   Montgomery, Waterworks & Sanitary Sewer Board, Series B,
            5.85%, 3/1/03 ..........................................        600
   2,500   Montgomery, Waterworks & Sanitary Sewer Board, Series B,
            6.25%, 9/1/08, Callable 9/1/02 @ 102 ...................      2,732
   3,565   Montgomery, Waterworks & Sanitary Sewer Board, Series B,
            6.30%, 9/1/10, Callable 9/1/02 @ 102 ...................      3,868
   3,000   Montgomery, Waterworks & Sanitary Sewer Board, 5.50%,
            9/1/08, Callable 9/1/06 @ 101, MBIA ....................      3,196
   1,500   Montgomery County, Warrants, GO, 5.00%, 11/1/04, Callable
            11/1/02 @ 102 ..........................................      1,553
   1,510   Shelby County, Warrants, Series A, 5.60%, 2/1/02, AMBAC .      1,598
   1,990   Shelby County, Warrants, Series A, 5.60%, 8/1/02, AMBAC .      2,118
   1,830   Shelby County, Warrants, Series A, 5.70%, 2/1/03, AMBAC .      1,959
     335   Talladega County, Industrial Development Board, Cyprus 1
            Project, 9.75%, 12/1/13, Callable 8/30/97 @ 101.5 ......        340
     635   Tuscaloosa County, Warrants, GO, 5.45%, 10/1/02 .........        672

                                   Continued

AMSOUTH MUTUAL FUNDS
MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

 SHARES OR
 PRINCIPAL                        SECURITY                          MARKET
  AMOUNT                        DESCRIPTION                         VALUE
 --------- -----------------------------------------------------   --------
 MUNICIPAL BONDS, CONTINUED:
 Alabama, continued:
  $   600  Tuscaloosa County, Warrants, GO, 5.50%, 10/1/03 .....   $    639
      740  Tuscaloosa County, Warrants, GO, 5.60%, 10/1/04 .....        795
    1,000  University of Alabama, University Revenues, ETM,
            6.90%, 10/1/99 .....................................      1,060
    2,185  University of South Alabama, University Revenues,
            Tuition, 4.70%, 11/15/08, Callable 5/15/06 @ 102,
            AMBAC ..............................................      2,184
      650  Vestavia Hills, Warrants, GO, 4.60%, 4/1/02 .........        659
      680  Vestavia Hills, Warrants, GO, 4.70%, 4/1/03 .........        691
                                                                   --------
                                                                    190,716
                                                                   --------
 Florida (3.1%):
    6,500  Florida State Board of Education, Capital Outlay,
            Series A, GO, 5.00%, 6/1/08 ........................      6,759
    3,625  Florida State Board of Education, Capital Outlay,
            Series A, GO, 5.00%, 6/1/09 ........................      3,759
                                                                   --------
                                                                     10,518
                                                                   --------
 Georgia (5.4%):
    4,390  Cobb County, Detention Buildings & Facilities, GO,
            5.30%, 1/1/07, Callable 1/1/03 @ 102 ...............      4,624
    3,500  Cobb County School District, GO, 5.00%, 2/1/03 ......      3,635
    5,000  Georgia Municipal Electric Authority, Series Z, GO of
            Participants, 4.50%, 1/1/00 ........................      5,026
    2,000  Georgia State Environmental Facilities Authority,
            Water & Sewer, 6.20%, 7/1/02, Callable 7/1/99 @ 102,
            State Guaranteed ...................................      2,112
    2,500  Georgia State Tollway Authority, Georgia 400 Project,
            6.50%, 7/1/04, Callable 7/1/01 @ 102, State
            Guaranteed .........................................      2,744
                                                                   --------
                                                                     18,141
                                                                   --------
 Maryland (1.7%):
    3,000  Anne Arundel County, GO, 4.70%, 4/1/04 ..............      3,065
    2,500  Montgomery County, Consolidated Public Improvements,
            Series A, GO, 5.50%, 10/1/04 .......................      2,689
                                                                   --------
                                                                      5,754
                                                                   --------
 Massachusetts (0.4%):
    1,150  Massachusetts State Consolidated Loan, Series C, GO,
            6.75%, 8/1/06, Pre-refunded 8/1/01 @ 102 ...........      1,280
                                                                   --------
 Minnesota (0.7%):
    2,175  Centennial Independent School District, No. 12,
            Series A, GO, 5.60%, 2/1/07, MBIA ..................      2,358
                                                                   --------
 Missouri (2.3%):
    7,535  Missouri State, State Water Pollution, Series B, GO,
            5.00%, 8/1/07, Callable 8/1/03 @ 102 ...............      7,832
                                                                   --------
 New Jersey (1.5%):
    5,000  New Jersey State, Series E, GO, 5.00%, 7/15/04 ......      5,208
                                                                   --------
 North Carolina (4.3%):
    9,875  North Carolina State, Capital Improvements, Series A,
            GO, 4.70%, 2/1/06, Callable 2/1/04 @ 101 ...........     10,133
    4,250  Wake County, GO, 4.90%, 3/1/08, Callable 3/1/07 @
            100.5 ..............................................      4,392
                                                                   --------
                                                                     14,525
                                                                   --------
 Rhode Island (0.8%):
    2,565  Rhode Island State, Consolidated Development Capital
            Loan, Series A, GO, 5.00%, 7/15/01, FGIC ...........      2,644
                                                                   --------

                                   Continued

AMSOUTH MUTUAL FUNDS
MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

 SHARES OR
 PRINCIPAL                          SECURITY                            MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- ---------------------------------------------------------   --------
 MUNICIPAL BONDS, CONTINUED:
 Tennessee (3.9%):
  $3,000   Metropolitan Government, Nashville & Davidson County, GO,
            5.25%, 5/15/06 .........................................   $  3,182
   1,000   Shelby County, Series A, GO, 5.60%, 5/1/04, Callable
            5/1/98 @ 101.5 .........................................      1,024
   5,495   Tennessee State, Series B, GO, 4.60%, 5/1/07, Callable
            5/1/06 @ 100 ...........................................      5,566
   3,000   Tennessee State, Series B, GO, 6.40%, 6/1/02, Pre-
            refunded 6/1/01 @ 101.5 ................................      3,278
                                                                       --------
                                                                         13,050
                                                                       --------
 Texas (4.6%):
   2,000   Dallas County, Unlimited Tax, Road Improvements, GO,
            6.00%, 8/15/01 .........................................      2,144
     655   Dallas Independent School District, GO, 5.60%, 8/15/05,
            Pre-refunded 8/15/03 @ 100 .............................        700
   1,845   Dallas Independent School District, GO, 5.60%, 8/15/05,
            Callable 8/15/03 @ 100 .................................      1,956
   2,000   Texas State, Series A, GO, 5.60%, 10/1/02 ...............      2,133
   5,000   Texas State, Series B, GO, 5.25%, 10/1/08, Callable
            10/1/03 @ 100 ..........................................      5,153
   3,575   University of Texas, 4.60%, 7/1/08, Callable 7/1/06 @ 100
            ........................................................      3,578
                                                                       --------
                                                                         15,664
                                                                       --------
 Utah (1.1%):
   3,810   Jordan School District, GO, 4.80%, 6/15/08, Callable
            6/15/07 @ 100 ..........................................      3,870
                                                                       --------
 Virginia (4.1%):
   3,200   Chesapeake, Public Improvements, GO, 5.00%, 5/1/04 ......      3,320
   5,165   Fairfax County, Public Improvements, Series A, GO, 4.75%,
            6/1/04 .................................................      5,307
   5,000   Virginia State, GO, 5.00%, 6/1/08, Callable 6/1/07 @ 100
            ........................................................      5,185
                                                                       --------
                                                                         13,812
                                                                       --------
 Washington (3.7%):
   1,680   Washington State, Series A, GO, 6.00%, 3/1/02, Callable
            3/1/01 @ 100 ...........................................      1,780
   1,785   Washington State, Series B, GO, 6.40%, 6/1/03,
            Prerefunded 6/1/01 @ 100 ...............................      1,927
   6,500   Washington State, GO, 5.75%, 9/1/08 .....................      7,155
   1,570   Washington State, Unrefunded Balance, Series R-92-B,
            Limited GO, 6.10%, 9/1/00 ..............................      1,661
                                                                       --------
                                                                         12,523
                                                                       --------
 Wisconsin (1.5%):
   4,650   Wisconsin State, Series 1, GO, 5.30%, 11/1/03 ...........      4,907
                                                                       --------
  Total Municipal Bonds (Cost--$309,341)                                322,802
                                                                       --------

                                   Continued

AMSOUTH MUTUAL FUNDS
MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

 SHARES OR
 PRINCIPAL                          SECURITY                             MARKET
  AMOUNT                           DESCRIPTION                           VALUE
 --------- ----------------------------------------------------------   --------
 INVESTMENT COMPANIES (3.3%):
   2,812   Federated Tax-Free Trust Mutual Fund .....................   $  2,812
   8,290   Goldman Sachs Tax-Free Fund ..............................      8,290
                                                                        --------
  Total Investment Companies (Cost--$11,102)..........................    11,102
                                                                        --------
  Total (Cost--$320,443) (a)..........................................  $333,904
                                                                        ========

--------
Percentages indicated are based on net assets of $337,933.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation... $13,548
   Unrealized depreciation...     (87)
                              -------
   Net unrealized
   appreciation.............. $13,461
                              =======

AMBAC--Insured by AMBAC Indemnity Corp.
ETM--Escrowed to Maturity
FGIC--Insured by Financial Guaranty Insurance Corp.
GO--General Obligation
MBIA--Insured by Municipal Bond Insurance Assoc.


                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
PRIME OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1997
                             (Amounts in Thousands)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------
 CERTIFICATES OF DEPOSIT (4.6%):
 Domestic Certificate of Deposit (1.9%):
  $10,000  Bankers' Trust, New York, 5.92%, 7/17/98.................   $  9,997
                                                                       --------
 Euro Certificate of Deposit (2.7%):
   14,000  Toronto Dominion Bank, 5.78%, 1/13/98....................     14,000
                                                                       --------
  Total Certificates of Deposit
   (Amortized cost--$23,997)                                             23,997
                                                                       --------
 COMMERCIAL PAPER--DOMESTIC (59.9%):
 Asset-Backed (0.6%):
    3,000  Cooper River Funding, Inc., 5.61%, 8/1/97................      3,000
                                                                       --------
 Automotive (10.9%):
    7,000  Daimler-Benz North America Corp., 5.62%, 8/15/97.........      6,985
    6,000  Daimler-Benz North America Corp., 5.51%, 9/10/97.........      5,963
    6,000  Daimler-Benz North America Corp., 5.51%, 9/18/97.........      5,956
   10,000  Ford Motor Credit Co., 5.55%, 8/6/97.....................      9,992
    5,000  General Motors Acceptance Corp., 5.71%, 8/1/97...........      5,000
    5,000  General Motors Acceptance Corp., 7.25%, 10/17/97.........      5,010
    9,000  Mitsubishi Motor Credit, 5.65%, 9/8/97...................      8,947
   10,000  Mitsubishi Motor Credit, 5.57%, 10/9/97..................      9,893
                                                                       --------
                                                                         57,746
                                                                       --------
 Electronics (1.9%):
   10,000  Sharp Electronics Corp., 5.50%, 9/12/97..................      9,936
                                                                       --------
 Electric Utility (5.3%):
    5,000  AES Shady Point, Inc., 5.57%, 10/9/97....................      4,947
    5,000  AES Shady Point, Inc., 5.82%, 10/14/97...................      4,940
    1,900  Alabama Power Co., 5.45%, 8/5/97.........................      1,899
   10,000  Alabama Power Co., 5.50%, 10/17/97.......................      9,882
    6,180  Southern California Edison, 5.50%, 9/19/97...............      6,134
                                                                       --------
                                                                         27,802
                                                                       --------
 Financial Services (10.2%):
    9,400  Cooperative Assoc. of Tractor Dealers, 5.65%, 8/5/97.....      9,394
    5,000  Cooperative Assoc. of Tractor Dealers, 5.66%, 10/1/97....      4,952

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------
 COMMERCIAL PAPER--DOMESTIC, CONTINUED:
 Financial Services, continued:
  $ 5,000  IBM Credit Corp., 5.55%, 8/13/97.........................   $  4,991
   10,000  International Lease Finance Corp., 5.54%, 8/4/97.........      9,995
   10,000  International Lease Finance Corp., 5.63%, 9/2/97.........      9,950
    5,000  International Lease Finance Corp., 5.46%, 9/8/97.........      4,971
   10,000  Island Financial Puerto Rico, 5.60%, 9/11/97.............      9,936
                                                                       --------
                                                                         54,189
                                                                       --------
 Food Processing (4.0%):
   10,000  Cargill, Inc., 5.50%, 8/8/97.............................      9,989
    6,000  Cargill, Inc., 5.47%, 8/22/97............................      5,981
    5,000  Cargill, Inc., 5.50%, 8/25/97............................      4,982
                                                                       --------
                                                                         20,952
                                                                       --------
 Foreign Banking (1.9%):
   10,000  Toronto Dominion Holdings, 5.40%, 10/7/97................      9,900
                                                                       --------
 Hotels & Lodging (2.8%):
   10,000  Accor SA, 5.58%, 9/19/97.................................      9,924
    5,000  Accor SA, 5.55%, 10/8/97.................................      4,948
                                                                       --------
                                                                         14,872
                                                                       --------
 Insurance (6.8%):
   10,000  Great West Life & Annuity Insurance Co., 5.55%, 9/4/97...      9,947
    6,500  International Nederlanden Holdings, 5.50%, 8/18/97.......      6,483
   10,000  International Nederlanden Holdings, 5.60%, 10/1/97.......      9,905
   10,000  International Nederlanden Holdings, 5.53%, 11/3/97.......      9,856
                                                                       --------
                                                                         36,191
                                                                       --------
 Retail (5.1%):
    9,000  Southland Corp., 5.55%, 8/12/97..........................      8,985
    8,000  Southland Corp., 5.51%, 8/13/97..........................      7,985
   10,000  Southland Corp., 5.55%, 9/3/97...........................      9,949
                                                                       --------
                                                                         26,919
                                                                       --------
 Security Brokers & Dealers (5.6%):
   10,000  C.S. First Boston Corp., 5.53%, 10/27/97.................      9,866

                                   Continued

AMSOUTH MUTUAL FUNDS
PRIME OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 COMMERCIAL PAPER--DOMESTIC, CONTINUED:
 Security Brokers & Dealers, continued:
  $ 5,000  Merrill Lynch & Co., Inc., 5.51%, 8/27/97...............   $  4,980
    5,000  Merrill Lynch & Co., Inc., 5.50%, 10/3/97...............      4,952
    5,000  Merrill Lynch & Co., Inc., 5.73%, 12/1/97...............      4,903
    5,000  Merrill Lynch & Co., Inc., 5.77%, 1/2/98................      4,877
                                                                      --------
                                                                        29,578
                                                                      --------
 Telecommunications (4.8%):
   12,500  BellSouth Telecom, Inc., 5.43%, 8/7/97..................     12,489
   13,000  SBC Communications, Inc., 5.45%, 10/16/97...............     12,850
                                                                      --------
                                                                        25,339
                                                                      --------
  Total Commercial Paper--Domestic
   (Amortized cost--$316,424)                                          316,424
                                                                      --------
 COMMERCIAL PAPER--FOREIGN (7.0%):
 Canada (0.9%):
    5,000  Province of Quebec, 5.73%, 11/18/97.....................      4,913
                                                                      --------
 Mexico (1.9%):
   10,000  Cemex, SA, 5.65%, 8/19/97...............................      9,972
                                                                      --------
 Norway (2.4%):
    6,475  Eksportfinans A/S, 5.54%, 8/11/97.......................      6,465
    6,350  Eksportfinans A/S, 5.58%, 9/9/97........................      6,311
                                                                      --------
                                                                        12,776
                                                                      --------
 United Kingdom (1.8%):
    9,500  Abbey National, NA, 5.75%, 10/10/97.....................      9,394
                                                                      --------
  Total Commercial Paper--Foreign
   (Amortized cost--$37,055)                                            37,055
                                                                      --------
 CORPORATE BONDS (4.3%):
 Automotive (1.0%):
    5,000  Ford Capital B.V., 9.38%, 1/1/98 (Guaranteed by Ford
            Motor Co.).............................................      5,072
                                                                      --------
 Banking-Domestic (2.8%):
    5,000  First Chicago NBD, 5.70%, 1/8/98........................      4,999
   10,000  PNC Bank, N.A., 5.64%*, 10/1/97.........................      9,999
                                                                      --------
                                                                        14,998
                                                                      --------

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 CORPORATE BONDS, CONTINUED:
 Financial Services (0.5%):
  $ 1,000  General Electric Capital Corp., 8.00%, 1/15/98..........   $  1,009
    1,500  General Electric Capital Corp., 7.95%, 2/2/98...........      1,515
                                                                      --------
                                                                         2,524
                                                                      --------
  Total Corporate Bonds (Amortized cost--$22,594)                       22,594
                                                                      --------
 FLOATING RATE FUNDING AGREEMENTS (7.0%):
   12,500  Commonwealth Life Insurance Co., 5.83%*, 8/1/97(b)......     12,500
   12,000  General American Life Insurance Co., 5.97%*, 8/1/97(b)..     12,000
   12,500  Peoples Security Life Insurance Co., 5.78%*, 8/1/97(b)..     12,500
                                                                      --------
  Total Guaranteed Insurance Contracts
   (Amortized cost--$37,000)                                            37,000
                                                                      --------
 MEDIUM TERM NOTES (1.4%):
 Banking (1.4%):
    7,590  Marshall & Ilsley, 7.38%, 10/31/97......................      7,617
                                                                      --------
  Total Medium Term Notes
   (Amortized cost--$7,617)                                              7,617
                                                                      --------
 TAXABLE MUNICIPAL BONDS (1.9%):
 New York (1.9%):
   10,000  New York City, GO, Series B-11, Taxable, 5.86%*,
            8/21/97(b) FGIC........................................     10,000
                                                                      --------
  Total Taxable Municipal Bonds
   (Amortized cost--$10,000)                                            10,000
                                                                      --------
 U.S. GOVERNMENT AGENCIES (1.9%):
   10,000  Federal Farm Credit Bank, 5.55%*, 10/29/97..............      9,998
                                                                      --------
  Total U.S. Government Agencies
   (Amortized cost--$9,998)                                              9,998
                                                                      --------
  Total Investments (Amortized cost--$464,685)                         464,685
                                                                      --------

                                   Continued

AMSOUTH MUTUAL FUNDS
PRIME OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 REPURCHASE AGREEMENT (12.2%):
  $64,263  C.S. First Boston Corp. dated 7/31/97, 5.93%, due
            8/1/97, proceeds at maturity $64,273 (Collateralized by
            $69,279 U.S. Federal Home Loan Mortgage Corp. Discount
            Notes, 8/5/97-10/31/97, market value--$67,478).........   $ 64,263
                                                                      --------
  Total Repurchase Agreement                                            64,263
                                                                      --------
  Total (Amortized cost--$528,948) (a)                                $528,948
                                                                      ========

--------
Percentages indicated are based on net assets of $527,993.
(a) Cost and value for federal income tax and financial reporting purposes are the same.
(b) Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly, quarterly, or semiannually.
*Variable rate security. Rate presented represents rate in effect at July
  31,1997. Date presented reflects next rate change date.
GO--General Obligation
FGIC--Insured by Financial Guaranty Insurance Corp.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
U.S. TREASURY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1997
                             (Amounts in Thousands)

 PRINCIPAL                          SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                            COST
 --------- ---------------------------------------------------------   ---------
 U.S. TREASURY BILLS (43.8%):
  $20,000  8/7/97...................................................   $ 19,984
   13,000  8/14/97..................................................     12,977
   15,000  8/21/97..................................................     14,959
   10,000  8/28/97..................................................      9,963
    5,000  9/4/97...................................................      4,977
   10,000  9/11/97..................................................      9,945
   17,000  9/18/97..................................................     16,884
    8,000  10/2/97..................................................      7,930
   10,000  10/16/97.................................................      9,891
    6,000  10/23/97.................................................      5,926
    5,000  11/6/97..................................................      4,931
   10,000  11/13/97.................................................      9,852
    6,000  1/29/98..................................................      5,846
    6,000  2/5/98...................................................      5,839
                                                                       --------
  Total U.S. Treasury Bills
   (Amortized cost--$139,904)........................................   139,904
                                                                       --------
 U.S. TREASURY NOTES (21.6%):
   11,000  6.50%, 8/15/97...........................................     11,005
    5,000  6.00%, 8/31/97...........................................      5,000
   10,000  5.50%, 9/30/97...........................................     10,002
   10,000  5.75%, 9/30/97...........................................     10,004
    5,000  5.63%, 10/31/97..........................................      5,003
    6,000  7.38%, 11/15/97..........................................      6,031

 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 U.S. TREASURY NOTES, CONTINUED:
  $ 6,000  6.00%, 11/30/97.........................................   $  6,010
   10,000  5.25%, 12/31/97.........................................      9,985
    6,000  5.13%, 4/30/98..........................................      5,980
                                                                      --------
  Total U.S. Treasury Notes
   (Amortized cost--$69,020)........................................    69,020
                                                                      --------
  Total Investments (Amortized cost--$208,924)......................   208,924
                                                                      --------
 REPURCHASE AGREEMENTS (34.6%):
   55,226  C.S. First Boston Corp., 5.77%, dated 7/31/97, due
            8/1/97, proceeds at maturity of $55,235 (Collateralized
            by $54,478 U.S. Treasury Notes, 6.63%-6.88%, 6/30/01-
            5/15/06, market
            value--$56,745)........................................     55,226
   55,226  Merrill Lynch & Co., 5.75%, dated 7/31/97, due 8/1/97, proceeds at maturity of $55,234 (Collateralized by
            $59,385 U.S. Treasury Bills, 7/23/98, market value--
            $56,332)...............................................     55,226
                                                                      --------
  Total Repurchase Agreements.......................................   110,452
                                                                      --------
  Total (Amortized cost--$319,376) (a)..............................  $319,376
                                                                      ========

--------
Percentages indicated are based on net assets of $319,246.
(a) Cost and value for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS
TAX-EXEMPT FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 July 31, 1997
                             (Amounts in Thousands)

                                                                      PRINCIPAL
 SHARES OR                                                            VALUE OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 TAX ANTICIPATION NOTES (4.2%):
 California (1.2%):
  $1,000   Los Angeles County, Tax & Revenue Anticipation Note, GO,
            Series A, 4.50%, 6/30/98, LOC:
            Credit Suisse, NY & Morgan Guaranty....................    $ 1,006
                                                                       -------
 Colorado (1.8%):
   1,500   Colorado General Fund, Tax & Revenue Anticipation Notes,
            Series A, 4.50%, 6/26/98...............................      1,509
                                                                       -------
 Illinois (1.2%):
   1,000   Metropolitan Pier & Exposition Authority, 5.00%, 6/1/98,
            AMBAC..................................................      1,009
                                                                       -------
  Total Tax Anticipation Notes (Amortized cost--$3,524)                  3,524
                                                                       -------
 DEMAND NOTES (51.3%):
 Alabama (17.8%):
   2,000   Alabama State Housing Finance Authority, Multi-Family
            Housing Revenue, Rime VLG Hoover Project,
            Series A, 3.65%*, 8/6/97**, FNMA.......................      2,000
   2,000   City of Birmingham, Series 1992A, GO, 3.65%*, 8/6/97**,
            LOC: Regions Bank......................................      2,000
   2,500   Columbia, Industrial Development Board, PCR, Alabama
            Power Co. Project, Series D, 3.65%*, 8/1/97**..........      2,500
   1,000   Jacksonville, Industrial Development Board, Parker
            Hannifin Corp., 3.65%*, 8/7/97.........................      1,000
   2,000   Mobile, Industrial Development Board, PCR, Alabama Power
            Co. Project, Series B, 3.65%*, 8/7/97**................      2,000
     550   Montgomery, Industrial Development Board, Industrial
            Partners Project, 3.80%*, 8/6/97**.....................        550
   2,900   North Alabama Environmental Improvement Authority, PCR,
            Reynolds Metals Co., 3.70%*, 8/1/97**,
            LOC: Bank of Nova Scotia...............................      2,900
   1,865   Stevenson, Industrial Development Board, Environmental
            Improvement Revenue, Mead Corp. Project,
            3.70%*, 8/1/97**, LOC: Credit Suisse...................      1,865
                                                                       -------
                                                                        14,815
                                                                       -------
 Arizona (1.2%):
   1,000   Pima County, Industrial Development Authority, Tucson
            Electric, Series A, 3.65%*, 8/6/97**,
            LOC: Societe Generale, NY..............................      1,000
                                                                       -------
 California (2.9%):
   1,000   Los Angeles Regional Airports Improvement Corp.,
            American Airlines--Los Angeles International--A,
            3.70%*, 8/1/97**, LOC: Wachovia Bank...................      1,000
   1,400   Los Angeles Regional Airports Improvement Corp., Los
            Angeles International--LAX 2, 3.70%*,
            8/1/97**, LOC: Societe Generale........................      1,400
                                                                       -------
                                                                         2,400
                                                                       -------
 Florida (2.0%):
   1,680   Laurel Club, Certificates of Participation, Series 96A,
            3.80%*, 8/7/97**, LOC: Swiss Bank Corp. ...............      1,680
                                                                       -------
 Georgia (1.5%):
     500   Savannah, Downtown Development Authority, Parking
            Facilities Project, 3.65%*, 8/6/97, SPA: National
            Westminster Bank PLC...................................        500
     750   Savannah, Downtown Development Authority, Parking
            Facilities Project, 3.65%*, 8/6/97**, SPA: National
            Westminster Bank PLC...................................        750
                                                                       -------
                                                                         1,250
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX-EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

                                                                      PRINCIPAL
 SHARES OR                                                            VALUE OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 DEMAND NOTES, CONTINUED:
 Illinois (1.3%):
  $1,100   Chicago, O'Hare International Airport, General Airport
            2nd Lien, Series A, 3.65%*, 8/6/97**,
            LOC: Societe Generale, NY..............................    $ 1,100
                                                                       -------
 Missouri (3.3%):
     200   Kansas City, Industrial Development Authority, Hospital
            Revenue, Resh Health Services System, 3.75%*, 8/1/97**,
            MBIA, SPA: Bank of America.............................        200
     535   Missouri State Industrial Development Board, John E.
            Raidel, Lot 2, Series F, 3.75%*, 8/6/97**, LOC:
            Credit Commerciale de France...........................        535
   2,000   St. Charles County, Industrial Development Authority,
            Sun River Village Apartments Project,
            3.65%*, 8/7/97**, LOC: Bank of America.................      2,000
                                                                       -------
                                                                         2,735
                                                                       -------
 Nebraska (2.0%):
   1,700   Nebraska Educational Facilities Authority, Educational
            Equipment & Improvements, 3.65%*,
            8/6/97**, FGIC, SPA: Mitsubishi Bank, NY...............      1,700
                                                                       -------
 New York (1.2%):
   1,000   New York, GO, Sub-series E5, 3.70%*, 8/1/97, LOC: Morgan
            Guaranty Trust.........................................      1,000
                                                                       -------
 Ohio (1.1%):
     950   Hamilton County, Health Care System, West Park Issue,
            3.70%*, 8/6/97, LOC: Fifth Third Bank..................        950
                                                                       -------
 Pennsylvania (1.4%):
   1,200   Schuylkill County, Industrial Development Authority,
            Resource Recovery Revenue, Gilberton Power
            Project, 3.65%*, 8/6/97**, LOC: Mellon Bank............      1,200
                                                                       -------
 South Carolina (2.9%):
   2,400   South Carolina State Jobs & Economic Development
            Authority, Economic Development Revenue,
            St. Francis Hospital, 3.70%*, 8/1/97**, LOC: Chase
            Manhattan Bank.........................................      2,400
                                                                       -------
 Tennessee (4.1%):
   1,900   Metropolitan Nashville Airport Authority, Special
            Facilities Revenue, American Airlines PJ--Series A,
            3.70%*, 8/1/97**, LOC: Credit Suisse...................      1,900
   1,500   Sullivan County, Industrial Development Board, PCR, Mead
            Corp. Project, 3.70%*, 8/1/97**,
            LOC: Union Bank of Switzerland.........................      1,500
                                                                       -------
                                                                         3,400
                                                                       -------
 Texas ( 7.7%):
   1,900   Grapevine, Industrial Development Corp., American
            Airlines-A4, 3.70%*, 8/1/97**, LOC: Morgan Guaranty....      1,900
     900   Grapevine, Industrial Development Corp., American
            Airlines-B4, 3.70%*, 8/1/97**, LOC: Morgan Guaranty....        900
   1,700   Lone Star Airport Improvement Authority, Series A3,
            3.70%*, 8/1/97**, LOC: Royal Bank of Canada............      1,700
   1,900   Lone Star Airport Improvement Authority, Series B3,
            3.70%*, 8/1/97**, LOC: Royal Bank of Canada............      1,900
                                                                       -------
                                                                         6,400
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX-EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

                                                                      PRINCIPAL
 SHARES OR                                                            VALUE OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 DEMAND NOTES, CONTINUED:
 West Virginia (0.9%):
  $  700   Putnam County, Industrial Development Revenue, FMC
            Corp., 3.80%*, 8/1/97**, LOC: Union Bank of
            Switzerland............................................    $   700
                                                                       -------
  Total Demand Notes (Amortized cost--$42,730)......................    42,730
                                                                       -------
 MUNICIPAL BONDS (38.1%):
 Alabama (2.2%):
   1,850   University of Alabama, University Revenues, 6.80%,
            10/1/97................................................      1,859
                                                                       -------
 Arizona (1.3%):
   1,000   Salt River Project, Agricultural Improvements & Power
            District, 7.88%, 1/1/28, Pre-refunded 1/1/98 @ 102.....      1,037
      50   Scottsdale, Industrial Development Authority, Hospital
            Revenue, Scottsdale Memorial Hospital, Series A,
            8.50%, 9/1/17, Pre-refunded 9/1/97 @ 102, AMBAC........         51
                                                                       -------
                                                                         1,088
                                                                       -------
 California (1.7%):
     400   Northern California Power Agency, Geothermal Project No.
            3, Series B, 5.00%, 7/1/98, AMBAC......................        403
   1,000   Sacramento-Yolo Port District, Facilities Improvement,
            Series A, 8.30%, 12/1/03, Pre-refunded 12/1/97
            @ 102..................................................      1,035
                                                                       -------
                                                                         1,438
                                                                       -------
 Florida (0.5%):
     100   Bay County, Transportation Improvements, ETM, 7.00%,
            9/1/97, AMBAC..........................................        100
     295   Henando County, Water & Sewer Revenue, 5.10%, 6/1/98,
            FGIC...................................................        298
                                                                       -------
                                                                           398
                                                                       -------
 Georgia (1.2%):
   1,000   Spalding County, Sales Tax, GO, 4.15%, 7/1/98, FSA......      1,003
                                                                       -------
 Hawaii (2.6%):
   1,000   Hawaii State, Dept. Budget & Finance, Special Purpose
            Mortgage, Queens Medical Center Project, 6.90%, 7/1/04,
            Pre-refunded 7/1/98 @ 102, FGIC........................      1,047
     400   Hawaii State, GO, Series BN, 7.10%, 6/1/09, Pre-refunded
            6/1/98 @ 101.5.........................................        417
     200   Hawaii State, GO, Series BO, 6.25%, 8/1/97..............        200
     500   Hawaii State, GO, Series BP, 6.00%, 8/1/04, Pre-refunded
            8/1/97 @ 102...........................................        510
                                                                       -------
                                                                         2,174
                                                                       -------
 Illinois (0.4%):
     255   Chicago, Metropolitan Water Reclamation District, GO,
            4.20%, 12/1/97.........................................        255
     100   Kane, Cook & DuPage Counties, School District No. 46,
            GO, 5.90%, 1/2/98, FGIC................................        101
                                                                       -------
                                                                           356
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX-EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

                                                                      PRINCIPAL
 SHARES OR                                                            VALUE OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 MUNICIPAL BONDS, CONTINUED:
 Kansas (1.3%):
  $1,000   Olathe, Temporary Notes, GO, Series A, 4.50%, 6/1/98....    $ 1,006
     100   Wichita, Hospital Revenues, St. Francis III-A-3, 5.00%,
            10/1/97, MBIA..........................................        100
                                                                       -------
                                                                         1,106
                                                                       -------
 Kentucky (0.4%):
     300   Campbell & Kenton Counties, Sanitation District No. 1,
            Series A, 7.75%, 8/15/05, Pre-refunded 8/15/97
            @ 102..................................................        307
                                                                       -------
 Louisiana (2.7%):
     250   Louisiana State, Series A, GO, 7.00%, 8/1/02, Pre-
            refunded 8/1/97 @ 102..................................        255
   1,000   Louisiana State, Series A, GO, 5.00%, 8/1/97, FGIC......      1,000
   1,000   Louisiana State, Recovery District, Sales Tax Revenue,
            ETM, 4.25%, 7/1/98, MBIA...............................      1,005
                                                                       -------
                                                                         2,260
                                                                       -------
 Maryland (1.4%):
    1000   Howard County, Series A, GO, 4.10%, 8/15/97.............      1,000
     125   Northeast Maryland Waste Disposal Authority, Resource
            Recovery Revenue, 6.75%, 1/1/98, MBIA..................        127
                                                                       -------
                                                                         1,127
                                                                       -------
 Massachusetts (0.2%):
     150   Mansfield, GO, 5.50%, 1/15/98, AMBAC....................        151
                                                                       -------
 Michigan (1.2%):
     200   Greater Detroit Resource Recovery Authority, Series A,
            4.00%, 12/31/97, AMBAC.................................        200
     775   Michigan State Hospital Finance Authority Revenue,
            Sisters of Mercy, 4.00%, 8/15/97, MBIA.................        775
                                                                       -------
                                                                           975
                                                                       -------
 Minnesota (1.2%):
   1,000   Minnesota State, GO, 6.40%, 8/1/97......................      1,000
                                                                       -------
 Missouri (2.4%):
   2,000   Missouri State Environmental Improvement & Energy, Union
            Electric Project, Series A, 3.65%*, 10/2/97**..........      2,000
                                                                       -------
 Montana (0.1%):
     100        Great Falls, Tax Increment Urban Renewal, Series A,        102
           7.40%, 8/15/03, Pre-refunded 8/15/97 @ 102, MBIA........
                                                                       -------
 Nevada (0.3%):
     200   Nevada State, Hoover Uprating, Series B, Limited GO,
            7.50%, 10/1/00, Pre-refunded 10/1/97 @ 102.............        205
                                                                       -------
 New York (0.2%):
     165   New York City, 1996 Series A, GO, 8.00%, 11/1/00, Pre-
            refunded 11/1/97 @ 101.5, AMBAC........................        169
                                                                       -------
 North Carolina (0.1%):
     100   North Carolina State, Municipal Power Agency, No.1
            Catawba Electric, 4.20%, 1/2/98, MBIA..................        100
                                                                       -------

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX-EXEMPT FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                             (Amounts in Thousands)

                                                                      PRINCIPAL
 SHARES OR                                                            VALUE OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 MUNICIPAL BONDS, CONTINUED:
 Ohio (1.9%):
  $  275   Clermont County, Hospital Facilities Revenue, Mercy
            Health System, Series B, 4.40%, 9/1/97, AMBAC..........    $   275
   1,000   Cleveland, Public Power System Revenue, Improvement--1st
            Mortgage, 8.38%, 8/1/17, Pre-refunded
            8/1/97 @ 102...........................................      1,020
     275   Ohio State, Public Facility Commission, Higher Education
            Facilities, Series II-C, 4.70%, 12/1/97................        276
                                                                       -------
                                                                         1,571
                                                                       -------
 Oregon (1.2%):
   1,000   Oregon State, Department of General Services, Series E,
            Certificates of Participation, 6.50%, 9/1/97, AMBAC....      1,003
                                                                       -------
 Pennsylvania (1.4%):
      50   Allegheny County, Higher Education Building Authority,
            Allegheny County Community College, 6.25%, 11/1/10,
            Pre-refunded 11/1/97 @ 100, MBIA.......................         50
     150   Berks County, Municipal Authority, 5.80%, 9/1/98, Pre-
            refunded 9/1/97 @ 100..................................        150
     170   Mercer County, GO, 4.85%, 8/1/99, Pre-refunded 8/1/97 @
            100, AMBAC.............................................        170
     165   North Wales, Water Authority, 7.00%, 11/1/09, Pre-
            refunded 11/1/97 @ 102, FGIC...........................        170
     500   Pennsylvania State, First Series A, GO, 6.30%, 1/1/98,
            AMBAC-TCRS.............................................        505
     100   Philadelphia, Municipal Authority, Justice Lease, Series
            B, 6.25%, 11/15/97, FGIC...............................        101
                                                                       -------
                                                                         1,146
                                                                       -------
 Rhode Island (1.2%):
   1,000   Providence, GO, 8.25%, 1/15/98, MBIA....................      1,020
                                                                       -------
 South Carolina (0.8%):
     125   Greenville County, School District, GO, 6.50, 2/1/98....        127
     500   Greenville, Hospital System, Hospital Facilities
            Revenue, 7.80%, 5/1/15, Pre-refunded 5/1/98 @ 102,
            FGIC...................................................        523
                                                                       -------
                                                                           650
                                                                       -------
 South Dakota (0.1%):
     100   South Dakota State, Building Authority, ETM, 5.90%,
            9/1/97.................................................        100
                                                                       -------
 Tennessee (1.4%):
     200   Fayette County, GO, 6.00%, 4/1/98, AMBAC................        203
     750   Johnson City, GO, 4.00%, 12/1/97, MBIA..................        751
     210   Metropolitan Government, Nashville & Davidson County,
            10.63%, 12/1/07, Pre-refunded 12/1/97 @ 100............        214
                                                                       -------
                                                                         1,168
                                                                       -------
 Texas (4.0%):
     190   Corpus Christi, GO, 7.60%, 11/3/99, Pre-refunded 11/1/97
            @ 100..................................................        192
     300   Dallas County, Series A, GO, 4.00%, 8/15/97.............        300
   1,000   Harris County, Toll Road, Series B, 6.63%, 8/15/17, Pre-
            refunded 8/15/97 @ 102, AMBAC..........................      1,021
   1,000   San Antonio, Electric & Gas Revenue, 10.50%, 2/1/13,
            Pre-refunded 2/1/98 @ 102..............................      1,052
     100   San Antonio, GO, 6.30%, 8/1/97..........................        100

                                   Continued

AMSOUTH MUTUAL FUNDS
TAX-EXEMPT FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 July 31, 1997
                            (Amounts in Thousands)

                                                                      PRINCIPAL
 SHARES OR                                                            VALUE OR
 PRINCIPAL                         SECURITY                           AMORTIZED
  AMOUNT                          DESCRIPTION                           COST
 --------- --------------------------------------------------------   ---------
 MUNICIPAL BONDS, CONTINUED:
 Texas, continued:
  $  200   Tarrant County, Health Facilities Development Corp.,
            Series B, 6.88%, 9/1/12, Pre-refunded 9/1/97
            @ 102, FGIC............................................    $   205
     175   Texas State Municipal Power Agency, 6.88%, 9/1/07, Pre-
            refunded 9/1/97 @ 102, AMBAC...........................        179
     110   Texas State Municipal Power Agency, 6.25%, 9/1/10, Pre-
            refunded 9/1/97 @ 102, BIG.............................        112
     150   Texas State Municipal Power Agency, 6.50%, 9/1/97, BIG..        150
                                                                       -------
                                                                         3,311
                                                                       -------
 Washington (2.3%):
     100   Richland, Electric Revenue, 5.25%, 11/1/97, MBIA........        100
   1,700   Seattle, Municipal Light & Power Revenue, 4.10%,
            11/1/97................................................      1,702
     100   Washington State, Series R-94A, GO, 3.90%, 8/1/97.......        100
                                                                       -------
                                                                         1,902
                                                                       -------
 Wisconsin (1.8%):
     500   Milwaukee County, Series A, GO, 4.80%, 9/1/97...........        500
     500   Wisconsin State, GO, 7.10%, 5/1/00, Pre-refunded 5/1/98
            @ 100..................................................        512
     500   Wisconsin State Health Facilities Authority, Meriter
            Hospital, Inc., ETM, 7.45%,12/1/97, FGIC...............        506
                                                                       -------
                                                                         1,518
                                                                       -------
 Wyoming (0.6%):
     500   University of Wyoming, University Revenues, 4.50%,
            6/1/98, MBIA...........................................        503
                                                                       -------
  Total Municipal Bonds (Amortized cost--$31,710)...................    31,710
                                                                       -------
 INVESTMENT COMPANIES (5.9%):
   1,948   Federated Tax-Free Fund.................................      1,948
   2,993   Goldman Sachs Tax-Free Fund.............................      2,993
                                                                       -------
  Total Investment Companies (Cost--$4,941).........................     4,941
                                                                       -------
  Total (Amortized cost--$82,905) (a)...............................   $82,905
                                                                       =======

--------
Percentages indicated are based on net assets of $83,355.
(a) Cost for federal income tax and financial reporting purposes are the same.
  * Variable rate security. Rate presented represents rate in effect at July 31, 1997. Date presented reflects next rate change date.
 ** Put and demand feastures exist allowing the Fund to require the repurchase of the instrument within variable time periods including daily, weekly, monthly and semiannually.
AMBAC--Insured by AMBAC Indemnity Corp.   LOC--Letter of Credit
BIG--Bond Insurance Guaranty              MBIA--Insured by Municipal Bond
ETM--Escrowed to Maturity                 Insurance Assoc.
FGIC--Insured by Financial Guaranty       PCR--Pollution Control Revenue
Insurance Corp.                           PLC--Public Limited Co.
FNMA--Insured by Federal National         SPA--Standby Purchase Agreement
Mortgage Assoc.                           TCRS--Transferable Custodial
FSA--Insured by Financial Security        Receipts
Assurance
GO--General Obligation



                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 July 31, 1997

1. ORGANIZATION:

 AmSouth Mutual Funds (the "Trust") was organized on August 5, 1988, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust. Between the date of organization and the dates of commencement of operations, the Trust had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares").

 The Trust is authorized to issue an unlimited number of shares without par value. The Trust currently offers shares of the AmSouth Regional Equity Fund, the AmSouth Equity Fund, the AmSouth Equity Income Fund, the AmSouth Balanced Fund, the AmSouth Bond Fund, the AmSouth Government Income Fund, the AmSouth Limited Maturity Fund, the AmSouth Florida Tax-Free Fund, the AmSouth Municipal Bond Fund, the AmSouth Prime Obligations Fund, the AmSouth U.S. Treasury Fund and the AmSouth Tax-Exempt Fund (collectively, "the Funds" and individually "a Fund"). The AmSouth Alabama Tax-Free Fund and the AmSouth Small Cap Fund have not yet commenced operations. The AmSouth Capital Growth Fund commenced operations as of August 4, 1997. Sales of shares of the Funds may be made to customers of AmSouth Bank, ("AmSouth") and its affiliates, to all accounts of correspondent banks of AmSouth and to the general public.

 The Prime Obligations Fund, the U.S. Treasury Fund and the Tax Exempt Fund (the "money market funds") each offer two classes of shares: Classic Shares and Premier Shares. Effective April 1, 1996, the existing shares of the money market funds, which were previously unclassified, were designated Premier Shares, and the money market funds commenced offering Classic Shares. Effective September 2, 1997, the existing shares of the Regional Equity Fund, the Equity Fund, the Equity Income Fund, the Balanced Fund, the Bond Fund, the Government Income Fund, the Limited Maturity Fund, the Florida Tax-Free Fund and the Municipal Bond Fund (the "variable funds") which were previously unclassified, were designated Premier Shares, and the variable funds commenced offering Classic Shares. Class B Shares also became effective on September 2, 1997 in the AmSouth Prime Obligations Fund, the AmSouth Equity Fund, the AmSouth Regional Equity Fund, the AmSouth Bond Fund, the AmSouth Balanced Fund, the AmSouth Equity Income Fund and the AmSouth Capital Growth Fund. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

 The AmSouth Regional Equity Fund and the AmSouth Equity Fund seek growth of capital. The AmSouth Equity Income Fund seeks above average income and capital appreciation consistent with the preservation of capital. The AmSouth Balanced Fund seeks to obtain long-term capital growth and to produce a reasonable amount of current income. The AmSouth Bond Fund and AmSouth Limited Maturity Fund seek current income, consistent with the preservation of capital. The AmSouth Government Income Fund seeks to provide a high level of current income consistent with prudent investment risk. The AmSouth Florida Tax-Free Fund

                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1997

 seeks to produce as high a level of current interest income exempt from federal income taxes and Florida intangibles taxes as is consistent with the preservation of capital. The AmSouth Municipal Bond Fund seeks a high level of current income exempt from federal income taxes. The AmSouth Prime Obligations Fund and AmSouth U.S. Treasury Fund seek current income with liquidity and stability of principal. The AmSouth Tax-Exempt Fund seeks to produce as high a level of current interest income exempt from federal income taxes as is consistent with the preservation of capital and relative stability of principal.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments of the money market funds are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average maturity which exceeds 90 days.

  Investments in common stocks, corporate bonds, municipal bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of such investments are reflected as unrealized appreciation or depreciation.

  SECURITIES TRANSACTIONS AND RELATED INCOME:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1997

  REPURCHASE AGREEMENTS:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation and from registered broker/dealers which AmSouth deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized gains, if any, are declared and distributed annually.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  As of July, 31 1997, the following reclassifications have been made to increase (decrease) such amounts with offsetting adjustments made to paid-in capital:

                                                  UNDISTRIBUTED  ACCUMULATED NET
                                                  NET INVESTMENT REALIZED GAINS
                                                      INCOME     ON INVESTMENTS
                                                  -------------- ---------------
   Regional Equity Fund..........................   $   2,083       $  (1,037)
   Balanced Fund.................................    (181,583)        219,123
   Bond Fund.....................................     356,959        (211,171)
   Government Income.............................     (62,440)         61,768
   Limited Maturity..............................      25,919         (32,203)
   Florida Tax-Free Fund.........................       5,722              --

                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1997

  FEDERAL INCOME TAXES:

  It is the policy of each Fund to qualify or to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  OTHER:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Trust are prorated to the Funds on the basis of relative net assets. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

  UNAMORTIZED ORGANIZATIONAL COSTS:

  Costs incurred by the Equity Income Fund and Municipal Bond Fund in connection with their organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the Funds.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1997 were as follows:

                                                        PURCHASES      SALES
                                                       ------------ ------------
 Regional Equity Fund................................. $ 28,778,761 $ 11,284,612
 Equity Fund..........................................  127,511,045  108,826,149
 Equity Income Fund (a)...............................   22,750,880    3,493,221
 Balanced Fund........................................   86,424,377  118,995,796
 Bond Fund............................................   56,943,084   50,189,680
 Government Income Fund...............................      401,619    4,838,951
 Limited Maturity Fund................................   30,066,966   39,922,502
 Florida Tax Free Fund................................   17,778,771   11,832,457
 Municipal Bond Fund (b)..............................      954,714   10,467,202

--------
(a) For the period from March 20, 1997 (commencement of operations) to July 31, 1997.
(b) For the period from July 1, 1997 (commencement of operations) to July 31, 1997.

                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1997


4. CAPITAL SHARE TRANSACTIONS:

 Transactions in capital shares for the Funds which offer multiple classes of shares for the year ended July 31, 1997 and the year ended July 31, 1996 were as follows:

                            PRIME OBLIGATIONS FUND         TREASURY FUND            TAX-EXEMPT FUND
                           -------------------------  ------------------------  ------------------------
                           YEAR ENDED   PERIOD ENDED  YEAR ENDED  PERIOD ENDED  YEAR ENDED  PERIOD ENDED
                            JULY 31,      JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,
                              1997        1996 (A)       1997       1996 (A)       1997       1996 (A)
                           -----------  ------------  ----------  ------------  ----------  ------------
  CAPITAL TRANSACTIONS:
  CLASSIC SHARES:
   Proceeds from shares
    issued................ $   568,041  $   165,419   $  24,470   $     9,207   $  36,497    $   9,803
   Dividends reinvested...       5,860        1,963         507           222         572          143
   Shares redeemed........    (587,948)    (191,139)    (27,354)      (13,986)    (26,258)      (9,019)
                           -----------  -----------   ---------   -----------   ---------    ---------
   Change in net assets
    from investor share
    transactions.......... $   (14,047) $   (23,757)  $  (2,377)  $    (4,557)  $  10,811    $     927
                           ===========  ===========   =========   ===========   =========    =========
  PREMIER SHARES:
   Proceeds from shares
    issued................ $ 1,050,377  $ 1,388,943   $ 837,301   $ 1,088,791   $ 165,204    $ 129,166
   Dividends reinvested...       1,518        5,460         369         1,751          18          388
   Shares redeemed........  (1,113,472)  (1,384,702)   (896,472)   (1,028,499)   (153,403)    (127,394)
                           -----------  -----------   ---------   -----------   ---------    ---------
   Change in net assets
    from investor share
    transactions.......... $   (61,577) $     9,701   $ (58,802)  $    62,043   $  11,819    $   2,160
                           ===========  ===========   =========   ===========   =========    =========
  SHARE TRANSACTIONS:
  CLASSIC SHARES:
   Issued.................     568,041      165,419      24,470         9,207      36,497        9,803
   Reinvested.............       5,860        1,963         507           222         572          143
   Redeemed...............    (587,948)    (191,139)    (27,354)      (13,986)    (26,258)      (9,019)
                           -----------  -----------   ---------   -----------   ---------    ---------
   Change in Classic
    Shares................     (14,047)     (23,757)     (2,377)       (4,557)     10,811          927
                           ===========  ===========   =========   ===========   =========    =========
  PREMIER SHARES:
   Issued.................   1,050,377    1,388,943     837,301     1,088,791     165,204      129,166
   Reinvested.............       1,518        5,460         369         1,751          18          388
   Redeemed...............  (1,113,472)  (1,384,702)   (896,472)   (1,028,499)   (153,403)    (127,394)
                           -----------  -----------   ---------   -----------   ---------    ---------
   Change in Premier
    Shares................     (61,577)       9,701     (58,802)       62,043      11,819        2,160
                           ===========  ===========   =========   ===========   =========    =========

--------
(a) Effective April 1, 1996, the Funds' existing shares, which were previously unclassified, were designated Premier Shares, and the Funds commenced offering Classic Shares.

                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1997

5. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to each of the Funds by AmSouth. Under the terms of the investment advisory agreement, AmSouth is entitled to receive fees based on a percentage of the average net assets of each of the Funds.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc.

 ASO Services Company, a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as administrator. Under the terms of the administration agreement, ASO Services Company's fees are computed daily as 0.20% of the average net assets of each of the Funds. AmSouth and BISYS, with whom certain officers and trustees of the Trust are affiliated, serve as the Funds' sub-administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Trust. Pursuant to its current agreement with the Administrator, AmSouth has assumed certain of the Administrator's duties, for which AmSouth receives a fee, paid by the Administrator, calculated at an annual rate of 0.10% of each Fund's average net assets. AmSouth became Custodian for the Trust on April 17, 1997. Pursuant to the Custodian Agreement with the Trust, the Custodian receives compensation from each Fund for such services in an amount equal to an asset-based fee plux fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Prior to April 17, 1997 the Union Bank of California served as the Funds' custodian. Pursuant to its agreement with the Administrator, BISYS, as sub-administrator, is entitled to compensation as mutually agreed from time to time by it and the Administrator. BISYS also serves as the Funds' distributor and is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended July 31, 1997, BISYS received $1,016,191 from commissions earned on sales of shares of the Funds' variable net asset value funds of which the entire amount was reallowed to AmSouth Investment Services, an investment dealer of the Funds' shares and other dealers of the Funds' shares. BISYS receives no fees from the Funds for providing distribution services to the Funds. BISYS Ohio serves the Funds as Transfer Agent and Mutual Fund Accountant. Under the terms of the Transfer Agent and Fund Accounting Agreement, BISYS Ohio's fees are based on a percentage of average net assets.

 Classic Shares of the Trust are subject to a Shareholder Servicing Plan (the "Servicing Plan") permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS for the provision of such services and reimburses BISYS for its cost of providing these services, subject to a maximum annual rate 0.25% of the average daily net assets of the Classic Shares of each of the Funds.

                                   Continued

AMSOUTH MUTUAL FUNDS

                               January 31, 1997

 Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended July 31, 1997 (amounts in thousands):

                             INVESTMENT ADVISORY FEES
                            ---------------------------
                             ANNUAL FEE AS              ADMINISTRATION  SHAREHOLDER        FUND       TRANSFER
                            A PERCENTAGE OF    FEES          FEES      SERVICING FEES ACCOUNTING FEES AGENT AND
                             AVERAGE DAILY  VOLUNTARILY  VOLUNTARILY    VOLUNTARILY     VOLUNTARILY    CUSTODY
                              NET ASSETS     REDUCED       REDUCED        REDUCED         REDUCED       FEES
                            --------------- ----------- -------------- -------------- --------------- ---------
  Regional Equity Fund....       0.80%         $ --          $ 51            $--            $--         $ 48
  Equity Fund.............       0.80%           --           188             --             --          111
  Equity Income Fund (a)..       0.80%           --            --             --             10            4
  Balanced Fund...........       0.80%           --           165             --             --           95
  Bond Fund...............       0.65%          224           119             --             --           57
  Government Income Fund..       0.65%           48            14             --             22           15
  Limited Maturity Fund...       0.65%         $ 74           $40           $ --            $12         $ 26
  Florida Tax-Free Fund...       0.65%          183            53             --             20           28
  Municipal Bond Fund (b).       0.65%           70            22             --             --            4
  Prime Obligations Fund..       0.40%           --            --            183             --          120
  U.S. Treasury Fund......       0.40%           --            --             17             --           84
  Tax-Exempt Fund.........       0.40%          161            --             30              3           29

 --------
 (a) For the period from March 20, 1997 (commencement of operations) to July 31, 1997.
 (b) For the period from July 1, 1997 (commencement of operations) to July 31, 1997.

6. ELIGIBLE DISTRIBUTIONS (UNAUDITED):


 The AmSouth Mutual Funds designates the following percentage of distributions eligible for the dividends received deductions for corporations.

  FUND                                                                PERCENTAGE
  ----                                                                ----------
  Regional Equity Fund...............................................  100.00%
  Equity Fund........................................................  100.00%
  Equity Income Fund.................................................   13.72%
  Balanced Fund......................................................   34.82%

7. EXEMPT-INTEREST INCOME DESIGNATIONS (UNAUDITED):

 The AmSouth Mutual Funds designate the following exempt-interest dividends for the taxable year ended July 31, 1997 (amounts in thousands):

                                                                     TAX-EXEMPT
                                                                    DISTRIBUTION
                                                                    ------------
  Florida Tax-Free Fund............................................    $2,196
  Tax-Exempt Fund..................................................     2,392

                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1997


8. FEDERAL INCOME TAX INFORMATION (UNAUDITED):

 The accompanying table details distributions from long-term capital gains for the following funds for the year ended July 31, 1997 (amounts in thousands):

                                                                   DISTRIBUTIONS
                                                                   -------------
  Regional Equity Fund............................................    $ 2,165
  Equity Fund.....................................................     21,231
  Balanced Fund...................................................     14,640
  Florida Tax-Free Fund...........................................         74

 At July 31, 1997, the following Funds have capital loss carryforwards which are available to offset future capital gains, if any (amounts in thousands):

                                                            CAPITAL LOSS EXPIRES
                                                            CARRYFORWARD -------
                                                            ------------
  Bond Fund................................................    $ 28         2004
  Bond Fund................................................     129         2005
  Government Income Fund...................................     165         2003
  Government Income Fund...................................     239         2004
  Government Income Fund...................................      85         2005
  Limited Maturity Fund....................................     478         2002
  Limited Maturity Fund....................................     730         2003
  Limited Maturity Fund....................................       4         2004
  Limited Maturity Fund....................................     304         2005
  Prime Obligations Fund...................................       9         2003

 Under current tax law, capital losses realized after October 31, within the Fund's fiscal year may be deferred and treated as occuring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended July 31, 1998 (amounts in thousands):

                                                                   POST-OCTOBER
                                                                  CAPITAL LOSSES
                                                                  --------------
  Bond Fund......................................................      $471
  Limited Maturity Fund..........................................       623
  Tax-Exempt Fund................................................         2

                                   Continued

AMSOUTH MUTUAL FUNDS

                                 July 31, 1997

9. ACQUISITION OF AMSOUTH BANK FUNDS

 On July 1, 1997, the Municipal Bond Fund issued shares to acquire the assets and liabilities of AmSouth Bank Tax-Exempt Bond Fund. The following is a summary of the shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

 Shares............................................................   33,487,807
 Net assets........................................................ $334,878,065
 Net asset value...................................................       $10.00
 Unrealized appreciation...........................................   $8,309,234

 On July 1, 1997, the Bond Fund issued shares to acquire the assets and liabilities of AmSouth Bank Fixed Income Fund. The following is a summary of the shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

 Shares............................................................   15,021,955
 Net assets........................................................ $159,533,158
 Net asset value...................................................       $10.62
 Unrealized appreciation...........................................   $2,058,965

 On July 1, 1997, the Limited Maturity Fund issued shares to acquire the assets and liabilities of AmSouth Bank Limited Maturity Fund. The following is a summary of the shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

 Shares............................................................    9,771,957
 Net assets........................................................ $100,553,435
 Net asset value...................................................       $10.29
 Unrealized appreciation...........................................     $525,745

 On July 1, 1997, the Equity Fund issued shares to acquire the assets and liabilities of AmSouth Bank Equity Fund. The following is a summary of the shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

 Shares............................................................   18,847,588
 Net assets........................................................ $408,427,224
 Net asset value...................................................       $21.67
 Unrealized appreciation........................................... $141,393,274

 On February 28, 1997, the Equity Fund issued shares to acquire the assets and liabilities of AmSouth Bank Florida Equity Fund. The following is a summary of the shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the date acquired:

 Shares............................................................      474,143
 Net assets........................................................   $9,231,567
 Net asset value...................................................       $19.47
 Unrealized appreciation...........................................   $5,217,365

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                             REGIONAL EQUITY FUND
                                   --------------------------------------------
                                             YEAR ENDED JULY 31,
                                   --------------------------------------------
                                     1997     1996     1995     1994     1993
                                   --------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $  20.95  $ 18.94  $ 16.68  $ 16.74  $ 14.86
                                   --------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income...........      0.24     0.26     0.23     0.23     0.19
 Net realized and unrealized
  gains from investments.........      7.77     2.20     2.26     0.58     2.09
                                   --------  -------  -------  -------  -------
  Total from Investment
   Activities....................      8.01     2.46     2.49     0.81     2.28
                                   --------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income...........     (0.24)   (0.26)   (0.23)   (0.23)   (0.20)
 Net realized gains..............     (0.49)   (0.19)      --    (0.41)   (0.20)
 In excess of net realized gains.        --       --       --    (0.23)      --
                                   --------  -------  -------  -------  -------
  Total Distributions............     (0.73)   (0.45)   (0.23)   (0.87)   (0.40)
                                   --------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD...  $  28.23  $ 20.95  $ 18.94  $ 16.68  $ 16.74
                                   ========  =======  =======  =======  =======
Total Return (excludes sales
 charge).........................     39.02%   13.10%   15.10%    4.87%   15.53%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)..........................  $149,838  $93,584  $68,501  $54,744  $41,347
 Ratio of expenses to average net
  assets.........................      1.06%    1.05%    1.07%    0.79%    0.80%
 Ratio of net investment income
  to
  average net assets.............      0.99%    1.30%    1.35%    1.36%    1.17%
 Ratio of expenses to average net
  assets*........................      1.10%    1.13%    1.15%    1.24%    1.28%
 Ratio of net investment income
  to
  average net assets*............      0.95%    1.22%    1.27%    0.90%    0.69%
Portfolio turnover...............     10.30%    8.22%   14.25%    5.83%   10.22%
Average commission rate paid (a).  $ 0.0760  $0.0827       --       --       --

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1996.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                               EQUITY FUND
                               ------------------------------------------------
                                           YEAR ENDED JULY 31,
                               ------------------------------------------------
                                 1997      1996      1995      1994      1993
                               --------  --------  --------  --------  --------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  17.62  $  16.75  $  14.82  $  14.38  $  13.40
                               --------  --------  --------  --------  --------
INVESTMENT ACTIVITIES
 Net investment income.......      0.30      0.33      0.33      0.28      0.28
 Net realized and unrealized
  gains from investments.....      6.77      1.48      2.39      0.83      1.48
                               --------  --------  --------  --------  --------
  Total from Investment
   Activities................      7.07      1.81      2.72      1.11      1.76
                               --------  --------  --------  --------  --------
DISTRIBUTIONS
 Net investment income.......     (0.30)    (0.33)    (0.32)    (0.28)    (0.29)
 Net realized gains..........     (1.04)    (0.61)    (0.47)    (0.39)    (0.49)
                               --------  --------  --------  --------  --------
  Total Distributions........     (1.34)    (0.94)    (0.79)    (0.67)    (0.78)
                               --------  --------  --------  --------  --------
NET ASSET VALUE, END OF
 PERIOD......................  $  23.35  $  17.62  $  16.75  $  14.82  $  14.38
                               ========  ========  ========  ========  ========
Total Return (excludes sales
 charge).....................     42.35%    11.09%    19.27%     7.90%    13.81%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)......................  $974,985  $374,622  $275,757  $205,611  $153,074
 Ratio of expenses to average
  net assets.................      1.06%     1.02%     1.03%     0.94%     0.95%
 Ratio of net investment
  income to
  average net assets.........      1.52%     1.86%     2.17%     1.93%     2.08%
 Ratio of expenses to average
  net assets*................      1.10%     1.11%     1.11%     1.11%     1.13%
 Ratio of net investment
  income to
  average net assets*........      1.48%     1.77%     2.09%     1.76%     1.90%
Portfolio turnover...........     24.47%    19.11%    19.46%    11.37%    15.12%
Average commission rate (a)..  $ 0.0657  $ 0.0700        --        --        --

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1996.


                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                                               EQUITY
                                                                               INCOME
                                        BALANCED FUND                           FUND
                         ------------------------------------------------  --------------
                                     YEAR ENDED JULY 31,                   MARCH 20, 1997
                         ------------------------------------------------   TO JULY 31,
                           1997      1996      1995      1994      1993       1997 (A)
                         --------  --------  --------  --------  --------  --------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.... $  13.03  $  12.76  $  11.81  $  11.86  $  11.12     $ 10.00
                         --------  --------  --------  --------  --------     -------
INVESTMENT ACTIVITIES
 Net investment income..     0.48      0.47      0.47      0.42      0.44        0.07
 Net realized and
  unrealized gains from
  investments...........     2.78      0.58      1.24      0.18      0.80        1.71
                         --------  --------  --------  --------  --------     -------
  Total from Investment
   Activities...........     3.26      1.05      1.71      0.60      1.24        1.78
                         --------  --------  --------  --------  --------     -------
DISTRIBUTIONS
 Net investment income..    (0.50)    (0.47)    (0.46)    (0.42)    (0.45)      (0.06)
 Net realized gain......    (0.58)    (0.31)    (0.30)    (0.23)    (0.05)         --
                         --------  --------  --------  --------  --------     -------
  Total Distributions...    (1.08)    (0.78)    (0.76)    (0.65)    (0.50)      (0.06)
                         --------  --------  --------  --------  --------     -------
NET ASSET VALUE, END OF
 PERIOD................. $  15.21  $  13.03  $  12.76  $  11.81  $  11.86       11.72
                         ========  ========  ========  ========  ========     =======
Total Return (excludes
 sales charge)..........    26.42%     8.37%    15.27%     5.13%    11.47%      17.81%(c)
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000).......... $372,769  $338,425  $295,509  $236,306  $179,134     $22,273
 Ratio of expenses to
  average net assets....     1.05%     0.98%     0.94%     0.84%     0.84%       1.30%(b)
 Ratio of net investment
  income to average net
  assets................     3.49%     3.61%     3.91%     3.56%     3.90%       2.13%(b)
 Ratio of expenses to
  average net assets*...     1.10%     1.11%     1.12%     1.11%     1.12%       1.51%(b)
 Ratio of net investment
  income to average net
  assets*...............     3.44%     3.48%     3.73%     3.28%     3.62%       1.92%(b)
Portfolio turnover......    25.00%    20.47%    16.97%    14.43%    11.09%      27.38%
Average commission rate
 paid (d)............... $ 0.0734  $ 0.0773        --        --        --     $0.0600

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized
(c) Not annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods ending prior to September 1, 1996.


                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                                 BOND FUND
                                 ---------------------------------------------
                                            YEAR ENDED JULY 31,
                                 ---------------------------------------------
                                   1997      1996     1995     1994     1993
                                 --------  --------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................... $  10.54  $  10.83  $ 10.59  $ 11.29  $ 11.29
                                 --------  --------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income..........     0.65      0.65     0.69     0.69     0.71
 Net realized and unrealized
  gains (losses)
  from investments..............     0.42     (0.18)    0.28    (0.66)    0.33
                                 --------  --------  -------  -------  -------
  Total from Investment
   Activities...................     1.07      0.47     0.97     0.03     1.04
                                 --------  --------  -------  -------  -------
DISTRIBUTIONS
 Net investment income..........    (0.69)    (0.65)   (0.69)   (0.70)   (0.71)
 Net realized gains.............      --      (0.11)   (0.04)   (0.03)   (0.33)
                                 --------  --------  -------  -------  -------
  Total Distributions...........    (0.69)    (0.76)   (0.73)   (0.73)   (1.04)
                                 --------  --------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD.. $  10.92  $  10.54  $ 10.83  $ 10.59  $ 11.29
                                 ========  ========  =======  =======  =======
Total Return (excludes sales
 charge)........................    10.48%     4.40%    9.70%    0.23%    9.80%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)......................... $311,881  $132,737  $94,671  $79,472  $65,777
 Ratio of expenses to average
  net assets....................     0.75%     0.75%    0.75%    0.78%    0.78%
 Ratio of net investment income
  to average
  net assets....................     6.10%     6.12%    6.63%    6.31%    6.37%
 Ratio of expenses to average
  net assets*...................     0.98%     0.98%    0.98%    1.01%    1.01%
 Ratio of net investment income
  to average
  net assets*...................     5.87%     5.89%    6.40%    6.08%    6.14%
Portfolio turnover..............    34.62%     9.60%   17.70%   30.90%   14.98%

--------
*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                             GOVERNMENT INCOME FUND
                                     ------------------------------------------
                                       YEAR ENDED JULY 31,      OCTOBER 1, 1993
                                     -------------------------    TO JULY 31,
                                      1997     1996     1995       1994 (A)
                                     -------  -------  -------  ---------------
NET ASSET VALUE, BEGINNING OF PERI-
 OD................................  $  9.40  $  9.54  $  9.48      $ 10.00
                                     -------  -------  -------      -------
INVESTMENT ACTIVITIES
 Net investment income.............     0.58     0.66     0.68         0.54
 Net realized and unrealized gains
  (losses) from
  investments......................     0.35    (0.20)    0.08        (0.57)
                                     -------  -------  -------      -------
  Total from Investment Activities.     0.93     0.46     0.76        (0.03)
                                     -------  -------  -------      -------
DISTRIBUTIONS
 Net investment income.............    (0.58)   (0.59)   (0.70)       (0.33)
 Tax return of capital.............      --     (0.01)     --         (0.16)
                                     -------  -------  -------      -------
  Total Distributions..............    (0.58)   (0.60)   (0.70)       (0.49)
                                     -------  -------  -------      -------
NET ASSET VALUE, END OF PERIOD.....  $  9.75  $  9.40  $  9.54      $  9.48
                                     =======  =======  =======      =======
Total Return (excludes sales
 charge)...........................    10.21%    4.91%    8.43%       (0.26%)(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period (000).  $11,622  $15,752  $16,679      $15,465
 Ratio of expenses to average net
  assets...........................     0.69%    0.65%    0.58%        0.37%(b)
 Ratio of net investment income to
  average net assets...............     5.98%    6.81%    7.18%        6.56%(b)
 Ratio of expenses to average net
  assets*..........................     1.29%    1.10%    1.19%        1.22%(b)
 Ratio of net investment income to
  average net assets*..............     5.38%    6.36%    6.57%        5.71%(b)
Portfolio turnover.................     2.96%   78.31%   27.32%      122.94%

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.


                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                        LIMITED MATURITY FUND
                           --------------------------------------------
                                     YEAR ENDED JULY 31,
                           --------------------------------------------
                             1997     1996     1995     1994     1993
                           --------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  10.31  $ 10.41  $ 10.23  $ 10.81  $ 10.81
                           --------  -------  -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income...      0.58     0.58     0.58     0.54     0.60
 Net realized and
  unrealized gains
  (losses)
  from investments.......      0.14    (0.10)    0.17    (0.45)    0.09
                           --------  -------  -------  -------  -------
  Total from Investment
   Activities............      0.72     0.48     0.75     0.09     0.69
                           --------  -------  -------  -------  -------
DISTRIBUTIONS
 Net investment income...     (0.61)   (0.57)   (0.57)   (0.54)   (0.61)
 Net realized gains......       --     (0.01)     --       --     (0.08)
 In excess of net
  realized gains.........       --       --       --     (0.13)     --
                           --------  -------  -------  -------  -------
  Total Distributions....     (0.61)   (0.58)   (0.57)   (0.67)   (0.69)
                           --------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD..................  $  10.42  $ 10.31  $ 10.41  $ 10.23  $ 10.81
                           ========  =======  =======  =======  =======
Total Return (excludes
 sales charge)...........      7.25%    4.74%    7.65%    0.77%    6.72%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of
  period (000)...........  $138,675  $46,005  $59,798  $51,660  $53,933
 Ratio of expenses to
  average
  net assets.............      0.77%    0.76%    0.80%    0.79%    0.69%
 Ratio of net investment
  income to average
  net assets.............      5.65%    5.48%    5.69%    5.05%    5.67%
 Ratio of expenses to
  average net assets*....      1.02%    0.99%    1.03%    1.02%    1.03%
 Ratio of net investment
  income to average
  net assets*............      5.40%    5.25%    5.46%    4.82%    5.33%
Portfolio turnover.......     64.89%   29.56%   38.11%   48.06%  141.27%

--------
*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


                        See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                                                     MUNICIPAL
                                   FLORIDA TAX-FREE FUND FUND           BOND
                                 ---------------------------------  ------------
                                   YEAR      YEAR    SEPTEMBER 30,
                                  ENDED     ENDED       1994 TO     JULY 1, 1997
                                 JULY 31,  JULY 31,    JULY 31,     TO JULY 31,
                                   1997      1996      1995 (A)       1997 (A)
                                 --------  --------  -------------  ------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................... $ 10.30   $ 10.32      $ 10.00       $ 10.00
                                 -------   -------      -------       -------
INVESTMENT ACTIVITIES
 Net investment income..........    0.45      0.45         0.34          0.04
 Net realized and unrealized
  gains (losses) from
  investments...................    0.24     (0.01)        0.30          0.15
                                 -------   -------      -------       -------
  Total from Investment
   Activities...................    0.69      0.44         0.64          0.19
                                 -------   -------      -------       -------
DISTRIBUTIONS
 Net investment income..........   (0.48)    (0.45)       (0.32)        (0.04)
 Net realized gains.............   (0.01)    (0.01)          --            --
                                 -------   -------      -------       -------
  Total Distributions........... $ (0.49)    (0.46)       (0.32)        (0.04)
                                 -------   -------      -------       -------
NET ASSET VALUE, END OF PERIOD..   10.50   $ 10.30      $ 10.32         10.15
                                 =======   =======      =======       =======
Total Return (excludes sales
 charge)........................    6.89%     4.24%        6.53%(c)      1.86%(c)
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of period
  (000)......................... $53,688   $48,869      $48,333       337,933
 Ratio of expenses to average
  net assets....................    0.57%     0.59%        0.70%(b)      0.71%(b)
 Ratio of net investment income
  to average net assets.........    4.36%     4.33%        4.16%(b)      4.31%(b)
 Ratio of expenses to average
  net assets*...................    1.06%     1.04%        1.01%(b)      1.04%(b)
 Ratio of net investment income
  to average net assets*........    3.87%     3.88%        3.86%(b)      3.98%(b)
Portfolio turnover..............   24.05%    12.21%        2.33%         0.31%

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                       See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                   PRIME OBLIGATIONS FUND
                           -----------------------------------------------------------------------------------
                                                    YEAR ENDED JULY 31,
                           -----------------------------------------------------------------------------------
                                   1997                    1996                 1995        1994        1993
                           ---------------------   ------------------------   --------    --------    --------
                           CLASSIC(A) PREMIER(A)   CLASSIC(A)    PREMIER(A)
                           ---------- ----------   ----------    ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $  1.000   $  1.000     $  1.000      $  1.000    $  1.000    $  1.000    $  1.000
                            --------   --------     --------      --------    --------    --------    --------
INVESTMENT ACTIVITIES
 Net investment income...      0.048      0.049        0.016         0.050       0.050       0.029       0.027
                            --------   --------     --------      --------    --------    --------    --------
DISTRIBUTIONS
 Net investment income...     (0.048)    (0.049)      (0.016)       (0.050)     (0.050)     (0.029)     (0.027)
                            --------   --------     --------      --------    --------    --------    --------
NET ASSET VALUE,
 END OF PERIOD...........   $  1.000   $  1.000     $  1.000      $  1.000    $  1.000    $  1.000    $  1.000
                            ========   ========     ========      ========    ========    ========    ========
Total Return.............       4.90%      5.00%        5.07%(d)      5.10%       5.14%       2.94%       2.76%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of
  period (000)...........   $111,027   $416,966     $125,075      $478,542    $617,673    $577,331    $456,428
 Ratio of expenses to
  average
  net assets.............       0.78%      0.68%        0.81%(b)      0.71%       0.69%       0.70%       0.71%
 Ratio of net investment
  income to average net
  assets.................       4.79%      4.89%        4.61%(b)      5.00%       5.04%       2.92%       2.73%
 Ratio of expenses to
  average
  net assets*............       0.93%          (c)      0.96%(b)          (c)         (c)         (c)         (c)
 Ratio of net investment
  income to average net
  assets*................       4.64%          (c)      4.46%(b)          (c)         (c)         (c)         (c)

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Annualized.
(c) There were no waivers during the period.
(d) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.55%.

                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                     U.S. TREASURY FUND
                           -----------------------------------------------------------------------------------
                                                    YEAR ENDED JULY 31,
                           -----------------------------------------------------------------------------------
                                   1997                    1996                 1995        1994        1993
                           ---------------------   ------------------------   --------    --------    --------
                           CLASSIC(A) PREMIER(A)   CLASSIC(A)    PREMIER(A)
                           ---------- ----------   ----------    ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $ 1.000    $  1.000     $ 1.000       $  1.000    $  1.000    $  1.000    $  1.000
                            -------    --------     -------       --------    --------    --------    --------
INVESTMENT ACTIVITIES
 Net investment income...     0.045       0.046       0.015          0.048       0.048       0.028       0.027
                            -------    --------     -------       --------    --------    --------    --------
DISTRIBUTIONS
 Net investment income...    (0.045)     (0.046)     (0.015)        (0.048)     (0.048)     (0.028)     (0.027)
                            -------    --------     -------       --------    --------    --------    --------
NET ASSET VALUE, END OF
 PERIOD..................   $ 1.000    $  1.000     $ 1.000       $  1.000    $  1.000    $  1.000    $  1.000
                            =======    ========     =======       ========    ========    ========    ========
Total Return.............      4.60%       4.70%       4.90%(d)       4.93%       4.90%       2.80%       2.69%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets at end of
  period (000)...........   $ 9,885    $309,361     $12,263       $368,162    $322,939    $300,603    $404,473
 Ratio of expenses to
  average
  net assets.............      0.79%       0.69%       0.82%(b)       0.71%       0.70%       0.71%       0.72%
 Ratio of net investment
  income to average net
  assets.................      4.50%       4.60%       4.44%(b)       4.82%       4.81%       2.77%       2.66%
 Ratio of expenses to
  average
  net assets*............      0.94%           (c)     0.97%(b)           (c)         (c)         (c)         (c)
 Ratio of net investment
  income to average net
  assets*................      4.35%           (c)     4.29%(b)           (c)         (c)         (c)         (c)

--------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Annualized.
(c) There were no waivers during the period.
(d) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the Classic Shares for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 1.49%


                      See notes to financial statements.

AMSOUTH MUTUAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                   TAX EXEMPT FUND
                         ------------------------------------------------------------------------
                                                 YEAR ENDED JULY 31,
                         ------------------------------------------------------------------------
                                 1997                  1996              1995     1994     1993
                         --------------------- ------------------------ -------  -------  -------
                         CLASSIC(A) PREMIER(A) CLASSIC(A)    PREMIER(A)
                         ---------- ---------- ----------    ----------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 1.000    $ 1.000    $ 1.000       $ 1.000   $ 1.000  $ 1.000  $ 1.000
                          -------    -------    -------       -------   -------  -------  -------
INVESTMENT ACTIVITIES
 Net investment income..    0.030      0.031      0.010         0.031     0.032    0.019    0.021
                          -------    -------    -------       -------   -------  -------  -------
DISTRIBUTIONS
 Net investment income..   (0.030)    (0.031)    (0.010)       (0.031)   (0.032)  (0.019)  (0.021)
                          -------    -------    -------       -------   -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................  $ 1.000    $ 1.000    $ 1.000       $ 1.000   $ 1.000  $ 1.000  $ 1.000
                          =======    =======    =======       =======   =======  =======  =======
Total Return............     3.04%      3.15%      3.12%(c)      3.15%     3.22%    1.95%    2.16%
RATIOS/SUPPLEMENTAL
 DATA:
 Net Assets at end of
  period (000)..........  $27,926    $55,429    $17,116       $43,611   $57,640  $60,923  $48,151
 Ratio of expenses to
  average net assets....     0.62%      0.52%      0.68%(b)      0.54%     0.54%    0.57%    0.49%
 Ratio of net investment
  income to average net
  assets................     3.00%      3.10%      2.82%(b)      3.11%     3.15%    1.93%    2.12%
 Ratio of expenses to
  average net assets*...     0.97%      0.72%      1.03%(b)      0.74%     0.74%    0.77%    0.78%
 Ratio of net investment
  income to average net
  assets*...............     2.65%      2.90%      2.47%(b)      2.91%     2.95%    1.73%    1.83%

--------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Effective April 1, 1996, the Fund's existing shares, which were previously unclassified, were designated as Premier Shares, and the Fund commenced offering Classic Shares.
(b) Annualized.
(c) Represents total return for the Premier Shares for the period from August 1, 1995 to March 31, 1996 plus the total return for the Classic Shares for the period from April 1, 1996 to July 31, 1996. Total return for the period April 1, 1996 (commencement of operations) to July 31, 1996 was 0.95%.


                      See notes to financial statements.

INVESTMENT ADVISOR

[LOGO OF AMSOUTH]
AmSouth Bank
1901 Sixth Avenue North
Birmingham, AL 35203

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W.
Suite 800 East
Washington, DC 20005

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Coopers & Lybrand L.L.P.
100 East Broad Street
Columbus, OH 43215

                               [LOGO OF AMSOUTH
                                MUTUAL FUNDS]

                                 ANNUAL REPORT

                                 July 31, 1997




                               [LOGO OF AMSOUTH]
                                  AMSOUTH BANK
                               INVESTMENT ADVISOR

9/97